                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67597
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
INTERMET CORP.                    )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current


                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4-30-05
($000's)

                                                        CASE # 04-67597
                                                           INTERMET
                                                            CORP(*)
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                         55,792            396,386

Cost of Goods Sold
Materials and Freight                             21,073            135,957
Wages - Hourly                                     8,430             62,969
Wages-Salary                                       2,584             19,047
Employee Benefits and Pension                      4,951             42,600
   Repairs & Maintenance                           2,631             18,160
Supplies                                           2,565             19,953
Utilities                                          2,887             22,941
Purchased Components/Services                      3,859             28,459
Income(loss) from Pattern Sales                      (84)               810
   Fixed Asset - (gain/loss)                         (20)               527
   MIS Expense                                       263              1,672
   Travel & Entertainment                             56                374
   Other Variable Costs                            3,443             15,586
   Depreciation & Amortization                     2,740             19,507
   Other Allocated Fixed Costs                       275              2,497
   Other Fixed Costs                               1,277              8,222
                                                  ------           --------
Cost of Goods Sold                                56,930            399,281

Gross Profit                                      (1,138)            (2,895)

Plant SG&A Expense                                   173                990
SG&A Expense - Allocation (Sched 1)                2,458             23,109
Other Operating Expenses                              76            196,574
                                                  ------           --------
   Total Operating Expenses                        2,707            220,673

Operating Profit                                  (3,845)          (223,568)

Outside Interest Income                               77                448
Outside Interest (Expense)                        (1,831)           (12,803)
Intercompany Interest Income                           1              6,012
Intercompany Interest (Expense)                       (1)            (6,011)
Charges (From) Affiliates                         (1,651)           (11,204)
Charges To Affiliates                              1,723             11,691
Income/Loss From European Operations                 557              4,375
Other Income/(Expense)                            (2,731)           (10,587)
                                                  ------           --------
   Total Non-Operating Expenses                   (3,856)           (18,079)

Income Before Income Taxes                        (7,701)          (241,647)

Income Tax Expense                                   113                 91
                                                  ------           --------
Net Income                                        (7,814)          (241,738)
                                                  ======           ========

* Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                           April
                                                                          ------
Officer Compensation                                                      $  189
Salary Expense other Employees                                               923
Employee Benefits and Pension                                                106
Payroll Taxes                                                                 59
Other Taxes                                                                    3
Rent and Lease Expense                                                       184
Interest Expense
Insurance                                                                     62
Automobile and Truck Expense                                                  14
Utilities(Gas Electric, Phone)                                                64
Depreciation                                                                  87
Travel and Entertainment                                                      78
Repairs and Maintenance                                                      175
Advertising/Promotion                                                          0
Supplies, Office Expense                                                      19

OTHER:
Contributions                                                                  0
Professional Fees - Audit/Tax                                                350
Bank Fees                                                                     53
Public Reporting Fees                                                         11
Employee Relocation/Training                                                  17
Data Processing                                                               32
Dues and Subscriptions                                                         9
Outside Services                                                             146
Project Development Costs net of Billings                                     40
Director Fees                                                                 25
Miscellaneous                                                                  2
Legal Fees                                                                    28
Cost Allocation - Europe                                                     (78)
Cost Allocation - Out                                                       (140)
                                                                          ------
                                                                          $2,458
                                                                          ======

Allocation:
Wagner Castings                                                              191
Northern Castings                                                             51
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       261
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Corporate                                                                    805
                                                                          ------
Total                                                                     $2,458
                                                                          ======

Intermet Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                    APRIL             MARCH
                                               CASE # 04-67597   CASE # 04-67597
                                                   INTERMET          INTERMET
                                              CORP (NOTE 1 & 3)   CORP (NOTE 1)
                                              -----------------  ---------------
Cash And Equivalents                              $   3,220         $   2,301
Accounts Receivable                                  80,593            82,218
Short-Term Intercompany Receivables                      (7)               (8)
Inventories                                          51,203            53,517
Other Current Assets                                  7,870             9,566
                                                  ---------         ---------
   TOTAL CURRENT ASSETS                             142,879          147,594

Land and Buildings                                  114,039           113,968
Machinery & Equipment                               405,842           407,632
Construction In Progress                              6,662             5,333
                                                  ---------         ---------
Total Fixed Assets                                  526,543           526,933
Accumulated Depreciation                           (336,663)         (334,527)
                                                  ---------         ---------
   NET FIXED ASSETS                                 189,880           192,406

Investment In Subsidiaries                               (2)               (2)
Investment In European Operations (Note 2)           92,780            93,839
Long-Term Intercompany Receivables                        0                (3)
Deferred Taxes, Long-Term Asset                      (1,057)              661
Other Assets                                         17,785            21,936
                                                  ---------         ---------
   TOTAL ASSETS                                   $ 442,265         $ 456,431
                                                  =========         =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                  $  11,935         $   9,020
Wages and Salaries  (See schedule)                    5,942             5,234
Taxes Payable - (See schedule)                        6,419             5,381
                                                  ---------         ---------
   TOTAL POST PETITION LIABILITIES                   24,296            19,635

SECURED LIABILITIES:
SECURED BANK DEBT                                   174,407           178,355
                                                  ---------         ---------

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                 607               607
   Accrued Tax - State                                 (316)             (313)
   Accrued Property Taxes                               156               156
   Accrued Workers Comp                               9,392             7,285
   Accrued Payroll                                    2,753             2,843
   Accrued Payroll Taxes                                  0                 0
                                                  ---------         ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES           12,592            10,578

UNSECURED LIABILITIES
Accounts Payable                                     63,350            63,542
Senior & IDR Bonds                                  177,000           177,000
                                                  ---------         ---------
TOTAL UNSECURED LIABILITIES                         240,350           240,542

OTHER LIABILITIES
Accrued Liabilities                                  36,856            36,887
Short-Term Intercompany Payables                          2                 2
Capital Leases                                          321               364
Retirement Benefits                                  84,614            84,296
Deferred Taxes - Long-Term Liability                 (3,838)           (3,838)
Other Long-Term Liabilities                           7,010             6,980
Long-Term Intercompany Payables                      (1,084)             (934)
                                                          0                 0
                                                  ---------         ---------
TOTAL LIABILITIES                                   575,526           572,867

Common Stock                                          2,605             2,605
Capital In Excess Of Par Value                       36,201            36,201
Retained Earnings - Prepetition (Note 3)              8,831             8,831
Retained Earnings - Post Petition (Note 3)         (253,253)         (237,483)
Equity In European Operations                        92,780            93,839
Accumulated Translation Adjustment                    3,859             3,855
Minimum Pension Liability Adjustment                (24,093)          (24,093)
Unearned Restricted Stock                              (191)             (191)
                                                  ---------         ---------
TOTAL SHAREHOLDER EQUITY                           (133,261)         (116,436)
                                                  ---------         ---------
TOTAL LIABILITIES AND EQUITY                      $ 442,265         $ 456,431
                                                  =========         =========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's foreign subsidiaries.

Note 2:

Investment in European Operations is net of $41,985 in April and $41,842 in March, representing an intercompany liability of Intermet Corporation to our non-debtor European operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the debtors.

Note 3:

As previously disclosed, Intermet Corporation is in the process of completing its financial close and audit for the fiscal year ended December 31, 2004. In connection with this process, preliminary adjustments have been made to Intermet Corporation's tax provision, unamortized bond fees and year-end accruals.
The balance sheet presented for April 2005 reflects these preliminary year-end adjustments to the December 31, 2004 balance sheet. Specifically, Retained Earnings - Post-Petition has been reduced by $7.4 million and Equity in European Operations has been reduced by $1.7 million as a result of these preliminary adjustments. The audit of our financial statements for the fiscal year ended December 31, 2004 is not yet complete and therefore it is possible that further or revised adjustments to these financial statements may be necessary.

PERIOD ENDED: 04-30-05                                            CASE #04-67597

                              INTERMET CORPORATION
                         CORPORATE BOOKS ONLY - NO SUBS
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                    Balance
                                         as of        Accrued /    Payments /       as of
                                       3/31/2005      Withheld      Deposits      4/30/2005
                                     ------------   ------------   ----------   ------------
Income tax withheld: Federal         $          0   $          0    $      0    $          0
Income tax withheld: State                      0              0           0               0
Income tax withheld: Local                      0              0           0               0
FICA Withheld                                   0              0           0               0
Employers FICA                                  0              0           0               0
Unemployment Tax: Federal                      (0)             0           0              (0)
Unemployment Tax: State                         0              0           0               0
All Other Payroll W/H                    (410,077)      (500,305)    491,309        (419,072)

State Taxes: Inc./Sales/Use/Excise     (3,260,439)       279,304           0      (2,981,135)
Federal Taxes                           2,281,446     (1,674,071)          0         607,375
Property Taxes                            (10,451)        (1,600)          0         (12,051)

Workers Compensation                     (497,282)             0           0        (497,282)
                                     ------------   ------------    --------    ------------
Total                                 ($1,896,803)   ($1,896,672)   $491,309     ($3,302,166)
Wages and Salaries                     (2,556,494)      (362,915)     89,202      (2,830,207)
                                     ------------   ------------    --------    ------------
Grand Total                           ($4,453,297)   ($2,259,587)   $580,511     ($6,132,373)
                                     ============   ============    ========    ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
---------------------------    ----------   ----------   ----------   ------------
Accounts Payable               $2,035,892   $1,965,846     $70,046
Accounts Receivable                N/A

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT
                                 CASE # 04-67597
                              INTERMET CORPORATION

     ACCOUNT TYPE         CONCEN.      CONCEN.     CONCEN.     DEPOSIT   DEPOSITORY        AP           PR      BENEFITS
       ACCOUNT #         1054530796  1851811305   1599333    5401086482   1096643      2770716377   2770716716   502756
         BANK            Stan. Fed.   Comerica    Bank One   Stan. Fed.   Bank One     Stan. Fed.   Stan. Fed.  Bank One
----------------------  -----------  ----------  ----------  ----------  ----------  -------------  ----------  --------
BEGINNING BANK BALANCE    1,243,072     310,217     253,516          --        --              --          --       --
RECEIPTS                 10,284,069       4,835          --   1,907,972    40,004              --          --       --
TRANSFERS IN             47,803,812   6,902,913   5,038,115          --        --       1,511,101     580,011       --
DIP INFLOW               29,023,709          --          --        (115)       --              --          --       --
DISBURSEMENTS           (26,573,453)    (34,072)   (350,899) (1,907,857)       --      (1,511,101)   (580,011)      --
                             A            B           C
TRANSFERS OUT           (26,956,845) (5,986,539) (4,680,000)         --   (40,004)             --          --       --
DIP REPAYMENT           (32,395,679) (1,028,030)         --          --        --              --          --       --
                        -----------  ----------  ----------  ----------   -------      ----------    --------      ---
ENDING BANK BALANCE       2,428,685     169,325     260,732          --        --              --          --       --

     ACCOUNT TYPE       MEDICAL - MALLOY  BENEFITS    METLIFE   CHECKING  ENVIRONMENTAL
       ACCOUNT #           5402307572      611996   5402307564   1385313     400806.1
         BANK              Stan. Fed.     Bank One  Stan. Fed.  Bank One     Lasalle
----------------------  ----------------  --------  ----------  --------  -------------
BEGINNING BANK BALANCE          --            --          --        --      3,096,138
RECEIPTS                        --            --          --        --          5,418
TRANSFERS IN                    --            --      70,178        --             --
DIP INFLOW                      --            --          --        --             --
DISBURSEMENTS                   --            --     (70,178)       --         (1,090)

TRANSFERS OUT                   --            --          --        --             --
DIP REPAYMENT                   --            --          --        --             --
                               ---           ---     -------       ---      ---------
ENDING BANK BALANCE             --            --          --        --      3,100,466

CORPORATE DISBURSEMENTS PAID FOR CORPORATE
   (INCLUDES CORPORATE PAYROLL OF $995,650)                                          E   6,420,431
MATERIAL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                                    18,397,849
PAYROLL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                                      2,140,145
                                                                                       -----------
TOTAL WIRES & OTHER DISBURSEMENTS BY CORPORATE
   (EXCLUDES CORPORATE CHECKS)                                                       D  26,958,425
CORPORATE CHECKS ISSUED PERTAINING TO CORPORATE                                      E   1,739,119
CORPORATE CHECKS ISSUED PERTAINING TO PLANTS (DEBIT MEMOS)                                 166,955
                                                                                       -----------
TOTAL CORPORATE DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                 $28,864,499
                                                                                       ===========

OUTSTANDING CHECKS AS OF MARCH 31                                                           92,196
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                                        --
CHECKS ISSUED DURING APRIL                                                               1,906,074
CHECK CLEARED DURING APRIL                                                              (1,510,426) Excludes EFT of $675
                                                                                       -----------  for Payroll Tax Fees
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)                          $   487,845
                                                                                       ===========

A  26,573,453   Standard Fed Concentration Disbursement
B      34,072   Comerica Concentration Disbursement
C     350,899   Bank One Concentration Disbursement
  -----------
D $26,958,425

    Sum of E $8,159,550 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATION
CASE # 04-67597
AT 4/30/05

CORPORATE - BANK RECONCILIATION

Bank Balance                                                        $        --

Actual Outstanding Checks                                            487,844.55
Misc Reconciling Items Adjusted in May                                    (0.91)
                                                                    -----------
                                                                     487,843.64
Unadjusted GL Balance                                                487,843.64
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
10/22/04   91412   $    503.39
12/29/04   92113        616.32
 1/28/05   92417        616.32
  2/4/05   92456         79.10
 2/25/05   92698        616.32
 3/24/05   92973         48.53
 3/24/05   92984         40.00
  4/1/05   93049        211.38
  4/1/05   93070        616.32
  4/8/05   93102         50.75
 4/15/05   93166        312.48
 4/15/05   93208         30.03
 4/15/05   93211         79.83
 4/15/05   93213         94.32
 4/15/05   93221      2,359.95
 4/15/05   93230     33,000.00
 4/22/05   93250      1,048.58
 4/22/05   93251        283.00
 4/22/05   93255      2,417.42
 4/22/05   93262        100.00
 4/22/05   93263        838.00
 4/22/05   93264      1,237.05
 4/22/05   93266      4,995.00
 4/22/05   93271         37.86
 4/22/05   93275        127.15
 4/22/05   93284      2,090.34
 4/22/05   93286        252.31
 4/22/05   93291        404.00
 4/22/05   93294      1,909.70
 4/28/05   93317         72.00
 4/29/05   93322        233.45
 4/29/05   93323     14,120.81
 4/29/05   93324         40.67
 4/29/05   93325      1,400.00
 4/29/05   93326      1,727.93
 4/29/05   93327      3,456.00
 4/29/05   93328         85.82
 4/29/05   93329        750.00
 4/29/05   93330        403.64
 4/29/05   93331      1,734.43
 4/29/05   93332        938.32
 4/29/05   93333        225.00
 4/29/05   93334      1,056.63
 4/29/05   93335      8,500.00
 4/29/05   93336        184.00
 4/29/05   93337         17.49
 4/29/05   93338         12.43
 4/29/05   93339        105.10
 4/29/05   93340         66.69
 4/29/05   93341      1,623.55
 4/29/05   93342         68.50
 4/29/05   93343      1,800.00
 4/29/05   93344        212.93
 4/29/05   93345        267.40
 4/29/05   93346     16,831.97
 4/29/05   93347      5,704.84
 4/29/05   93348        280.56
 4/29/05   93349      1,100.25
 4/29/05   93350     19,512.14
 4/29/05   93351        360.00
 4/29/05   93352         30.00
 4/29/05   93353      1,794.79
 4/29/05   93354      2,367.86
 4/29/05   93355      6,208.50
 4/29/05   93356        676.97
 4/29/05   93357        996.22
 4/29/05   93358        274.05
 4/29/05   93359      1,732.37
 4/29/05   93360        495.77
 4/29/05   93361      2,277.89
 4/29/05   93362        360.00
 4/29/05   93363      8,500.00
 4/29/05   93364      9,000.00
 4/29/05   93365     10,000.00
 4/29/05   93366        181.35
 4/29/05   93367        129.00
 4/29/05   93368     14,362.00
 4/29/05   93369        543.00
 4/29/05   93370        109.29
 4/29/05   93371      1,400.00
 4/29/05   93372      1,506.92
 4/29/05   93373        293.93
 4/29/05   93374        179.36
 4/29/05   93375      9,500.00
 4/29/05   93376     11,000.00
 4/29/05   93377      1,318.30
 4/29/05   93378        160.00
 4/29/05   93379      8,500.00
 4/29/05   93380        747.00
 4/29/05   93381        155.25
 4/29/05   93382      6,759.26
 4/29/05   93383        909.42
 4/29/05   93384      3,322.00
 4/29/05   93385        266.45
 4/29/05   93386     14,750.00
 4/29/05   93387        500.00
 4/29/05   93388      5,565.63
 4/29/05   93389      1,310.37
 4/29/05   93390      1,231.37
 4/29/05   93391      2,077.98
 4/29/05   93392        903.38
 4/29/05   93393      1,986.43
 4/29/05   93394         71.15
 4/29/05   93395      4,119.38
 4/29/05   93396      2,208.00
 4/29/05   93397      4,250.00
 4/29/05   93398        616.32
 4/29/05   93399      8,500.00
 4/29/05   93400      4,621.18
 4/29/05   93401        188.13
 4/29/05   93402     10,710.00
 4/29/05   93403        265.00
 4/29/05   93404     14,273.58
 4/29/05   93405      1,028.82
 4/29/05   93406        565.04
 4/29/05   93407         38.16
 4/29/05   93408        426.11
 4/29/05   93409     57,966.85
 4/29/05   93410     54,362.00
 4/29/05   93411     25,300.00
 4/29/05   93412     26,044.72

                   $487,844.55

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
AARON'S LOCK & KEY, INC.                                               113.29
ABC COKE                                                           546,982.87
ACE AMERICAN INSURANCE CO.                                          83,793.41
A-COM PROTECTION SERVICES INC.                                         140.00
ADMINISTAR SERVICES GROUP, INC                                      16,161.88
ADP, INC.                                                              497.35
AETNA U.S. HEALTHCARE                                               33,720.59
AFLAC                                                                  242.00
AICPA                                                                   40.67
ALABAMA POWER                                                          834.20
ALCAN ALUMINUM CORPORATION                                         225,040.50
ALCOA ALUMINUM                                                   1,623,796.20
ALEXANDER ELECTRIC CO.                                               1,196.08
ALFE HEAT TREATING                                                 177,926.88
ALLIED MINERAL                                                      30,664.97
ALTER TRADING                                                       45,000.00
ALUAR ALUMINUM                                                     516,799.87
AMG, INC.                                                            2,800.00
AMTECH INTERNATIONAL GROUP, LTD                                     38,286.00
ANDREWS, THOMAS                                                      9,354.75
ANX EBUSINESS                                                        3,456.00
APPALACHIAN POWER                                                    1,925.71
ARCET EQUIPMENT COMPANY                                                 85.82
ARCH CONSULTING ASSOCIATES                                             750.00
ASNT                                                                    65.00
AT&T                                                                   260.18
AT&T-UNIVERSAL BILLER                                                1,109.19
ATMOS ENERGY                                                            14.72
AUTOWEB COMMUNICATIONS, INC.                                        10,298.77
AVANTEXT, INC.                                                       1,050.00
BANK OF NOVA SCOTIA                                              1,142,142.69
BARKING DOG STUDIOS                                                  1,250.00
BECKER, MICHAEL S.                                                     403.64
BEGLIN, JUSTIN                                                       1,119.55
BEH SOUTHWEST MI REGIONAL                                               20.00
BEHR METALS                                                        230,000.00
BELLSOUTH                                                            2,641.14
BENT TUBE INC.                                                         854.41
BENTONITE PERFORMANCE MINERALS                                     112,500.00
BERNARD E. WALLACE, JR.                                                900.00
BERWYN GROUP, THE                                                      104.50
B-H TRANSFER                                                        15,092.40
BLANCHARD CONSULTING, INC.                                           2,287.50
BLUE CROSS BLUE SHIELDS                                          1,945,127.05
BLUECAT NETWORKS CORPORATION                                         4,394.55
BODYCOTE                                                               964.15

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
BRADDOCK METALLURGICAL                                               1,185.00
BRAMMER SAFETY SUPPLY                                                   16.50
BROOKSTONE CENTRE PROPERTY                                             938.32
BRUECHERT, PAUL                                                         41.25
BRYANT'S TREE SERVICE                                                  600.00
BSW, INC.                                                               50.00
BURGE, CRAIG                                                         1,369.11
CACHEAUX, CAVAZOS & NEWTON                                           1,479.48
CARSON, FISCHER, P.L.C.                                             55,774.04
CAST METALS INSTITUTE, INC.                                            620.00
CCMA                                                               214,477.05
CFI CHILD SUPPORT                                                   38,426.90
CHARLES G. MCCLURE                                                   8,500.00
CHICAGO SOFT                                                           368.00
CINTAS CORPORATION                                                      87.45
CITY OF HAVANA                                                          12.43
CITY OF RADFORD                                                     15,956.22
CLIENT SERVICES-ECM                                                    210.20
COLUMBUS ROOFING INC.                                                  109.00
COLUMBUS WATER WORKS                                                   471.26
COM ED                                                               1,623.55
COMERICA                                                            39,909.96
COMPUWARE CORP                                                       1,158.00
CONCENTRA MEDICAL CENTERS                                              205.50
CONVERCENT, INC                                                      4,074.68
COR SOLUTIONS, INC.                                                 29,281.98
CORNERSTONE SYSTEMS, INC.                                            5,700.00
CORPORATE PAYROLL                                                      675.00
CORPORATE PAYROLL                                                  300,578.39
COX, MICHAEL                                                           918.69
CSM WORLDWIDE, INC.                                                  7,200.00
CUSTOM CONTRACTING, INC.                                             2,500.00
DALTON'S SERVICES, INC.                                              3,600.00
DANA                                                               233,882.00
DAVID L. AHO METALWORKING                                           16,218.75
DEAD SEA MAGNESIUM                                                 846,345.51
DECATUR PAYROLL                                                    812,376.28
DELL MARKETING L.P.                                                 11,411.93
DETROIT LIONS, INC.                                                  3,124.00
DEUTSCHE BANK                                                       62,500.00
DICKSON ALLAN                                                       24,772.45
DILLIN DEVELOPMENT CORP                                                955.00
DIMETEK                                                              8,266.90
DISA (EQUIPMENT PURCHASE)                                          298,560.00
DME RR                                                              46,686.84
DOWDLE GAS COMPANY                                                     267.40
DRUSCHITZ, ALAN P.                                                   1,441.58
DUN & BRADSTREET                                                       345.60
DUNCAN AVIATION                                                     93,672.09
DUNFIELD, KARLA                                                         50.75
DYKEMA GOSSETT PLLC                                                 40,414.51
EASTERN ALLOYS, INC.                                               240,738.16

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
EDWIN B. BRANCH                                                     16,831.97
EGH/TIMBERLAND THREE L.L.C.                                         60,457.96
ELECTRONIC SECURITY SYSTEMS                                            383.00
ELKEM METALS, INC.                                                 264,678.42
ENBRIDGE GAS SERVICES                                               64,994.27
ENTERPRISE FLEET SERVICES                                           16,818.35
EXEC-U-CARE                                                         10,964.27
EXECUTIVE COFFEE SYSTEMS                                             1,061.75
FAIRMONT MINERALS                                                   59,293.65
FEDERAL RESERVE BANK OF                                                500.00
FIDELITY INSTITUTIONAL                                               4,231.00
FIDELITY SAVINGS AND PROFIT PLAN                                    43,159.97
FINCH, WILLIAM D.                                                      283.00
FITZGERALD, DAVID C.                                                 7,600.77
FLIGHTSAFETY INTERNATIONAL                                          15,000.00
FOCAL COMM. OF MICHIGAN                                                478.49
FOLEY, LARDNER                                                     578,263.29
FOSECO METALLURGICAL INC.                                           68,375.04
G & H DIVERSIFIED MFG                                                6,676.00
GANNETT FLEMING OF MI., INC.                                         2,509.04
GARRETT, JOE                                                         1,100.25
GE CAPITAL                                                          19,512.14
GEORGIA CHILD SUPPORT--FAMILY                                          360.00
GEORGIA DEPT OF REVENUE                                                717.50
GEORGIA POWER                                                        2,726.50
GEORGIA SALES TAX - CFI                                             81,208.66
GERARD COMMUNICATIONS                                                2,245.00
GIERC, DANIEL                                                        1,762.29
GILLILAND, TIM                                                       4,133.63
GLOBAL ENGINEERING DOCUMENTS                                           177.00
GLOBAL EXCHANGE SERVICES                                             1,794.79
GLOBE                                                              439,332.30
GOPAL, NANDA P N                                                     3,767.22
GROUNDWATER & ENVIRONMENTAL                                         12,515.91
HA INTERNATIONAL LLC                                               190,528.46
HALL, KEVIN W.                                                         612.20
HEAVIN, TODD                                                         1,831.95
HEMING, DANIEL                                                         870.48
HENRY, CHAD                                                            954.84
HIBBING LOCKBOX BOUNCED CHECK                                       10,250.00
HOOVER, ROB                                                            532.30
HOWARD & HOWARD                                                      1,114.50
HYDRO MAGNESIUM                                                    328,180.11
HYDRO MAGNESIUM (NORSK HYDRO)                                      131,975.41
HYLTON, CHARLES                                                        740.13
IBM CORPORATION                                                     36,664.00
ICS                                                                    274.05
IKON FINANCIAL SERVICES                                              4,283.66
IKON OFFICE SOLUTIONS                                                1,127.06
IMCO RECYCLING                                                     570,752.80
IMPECCABLE MACHINING, INC.                                          13,659.75
INDUSTRIAL DEVELOPMENT BOARD                                           200.00

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
INN LYNN LYNCHBURG AIRPORT                                              172.18
INSTRUMENT CALIBRATION & TECH                                           210.00
INTERCALL                                                               495.77
IRON MOUNTAIN RECORDS MGMT                                              259.98
IRVIN, LESLIE B                                                       2,551.12
ITC DELTACOM                                                          2,277.89
J.W. MARTIN                                                             371.70
JACKSON, SHIELDS, YEISER, HOLT                                          406.26
JEPPESEN SANDERSON                                                       89.00
JESSE WHITE SECRETARY OF STATE                                          100.00
JOCK ABELL LANDSCAPING                                                  360.00
JOHN HANCOCK FINANCIAL SVCS.                                          8,650.00
JOHN P. CRECINE                                                       8,500.00
JOHN R. HORNE                                                         9,000.00
JP MORGAN CHASE BANK, N.A.                                          167,997.99
JULIA D. DARLOW                                                      10,000.00
KFORCE                                                               15,250.00
KLEIN, KYLE                                                             159.16
KPMG                                                                300,000.00
KUZINSKI, MARK                                                        1,286.65
L & L SPECIAL FURNACE CO., INC                                           75.00
LAEMPE + REICH COMPANIES                                             24,874.29
LAEMPE REICH CORP                                                     7,042.46
LAND TRANSPORTATION                                                 146,329.57
LARPEN METALLURGICAL SERVICE                                        145,620.00
LAW.COM                                                                 129.00
LEONARD BROS. DATA MANAGEMENT                                           285.39
LIBERTY MUTUAL                                                       14,362.00
LINA                                                                  1,086.00
LISIO, JOHN                                                           1,237.05
LONGHURST, JOHN                                                       1,546.32
LORENZ, CHAD                                                          1,998.58
LOVELL, TONY                                                          1,055.70
LUMPKIN, LINDA                                                        4,995.00
MACIOCE, RAPHAEL                                                        109.29
MAGMA FOUNDRY TECHNOLOGIES                                           22,500.00
MAINLINE INFORMATION SYSTEMS                                          2,800.00
MALECKI, ELIZABETH                                                    1,506.92
MALLOY - 611996                                                     140,165.96
MARTIN, J.W.                                                             74.31
MARTINEZ, FRED                                                        2,473.69
MASTER GAGE & TOOL                                                      800.00
MCCOLLUM, WILLIAM E.                                                  6,202.19
MCDONALD, MATT                                                        3,076.11
MCI                                                                     543.22
MCMASTER-CARR SUPPLY CO.                                                179.36
MEDCO HEALTH                                                        450,819.66
MERCER HUMAN RESOURCE                                               105,931.00
MERRILL CONSULTANTS                                                   1,500.00
METALLURG                                                            26,824.75
METLIFE                                                               9,919.36
METLIFE DENTAL                                                       70,178.16

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
MIDLAND INDUSTRIES, INC.                                             82,106.87
MILBANK TWEED HADLEY MCCLOY LLP                                     206,639.90
MILLER & CO.                                                        316,939.04
MILLER, ALAN                                                             49.70
MINNEAPOLIS PAYROLL                                                 311,819.23
MINNESOTA FIT & FEDERAL EMPLOYMENT                                   90,295.87
MINNESOTA SALES TAX & STATE INCOME TAX                               10,642.17
MISSOURI DEPT OF REVENUE                                             33,000.00
MISSOURI SECRETARY OF STATE                                              45.00
MITSUNOBU TAKEUCHI                                                    9,500.00
MONROE PAYROLL                                                    1,015,949.50
MOORE, TERRY                                                            424.93
MOORE'S MACHINE CO. INC.                                              1,200.00
NATIONAL MATERIAL TRADING                                           162,124.61
NATIONAL MATERIAL TRADING                                             5,450.00
NELSON ELECTRIC                                                       2,200.00
NEMSHICK, DAVID                                                          37.86
NETHERLANDS EURO EXCHANGE                                            53,265.27
NORANDA ALUMINUM                                                    159,255.36
NORFOLK SOUTHERN                                                     80,000.00
NORMAN F. EHLERS                                                     11,000.00
NORTH AMERICAN DIE CASTING                                            2,825.00
OESA                                                                    425.00
OFFICE DEPOT, INC.                                                    4,613.84
OFFICE INSTALLATIONS, INC.                                              480.00
OHIO SCREW PRODUCTS                                                  25,037.00
OMNISOURCE CORPORATION  - COPPER                                    219,880.00
OMNISOURCE CORPORATION - STEEL                                    4,976,719.89
ONEOK ENERGY MARKETING                                               43,908.73
PAMELA E. RODGERS                                                     8,500.00
PAMS, GENE                                                              234.48
PAPA ROMANO                                                              72.00
PARKER HANNIFIN                                                      24,767.14
PATZWALDT, JEFF                                                         844.34
PBCC                                                                      3.73
PECSENYE, TIMOTHY                                                     1,020.87
PENNSYLVANIA SCDU                                                     1,494.00
PEROT SYSTEMS                                                       118,138.66
PITNEY BOWES                                                            155.25
PLANTERRA GREENHOUSES                                                    87.00
PLASKO, RANDALL                                                         543.66
PLYMOUTH WAYNE, INC.                                                     18.70
PORTER WARNER INDUSTRIES                                             34,682.98
PR NEWSWIRE ASSOCIATION, LLC                                          1,099.20
PRIMEDIA BUSINESS                                                     2,230.00
PRIMETRADE, INC.                                                    626,702.66
PROVIDENT LIFE & ACCIDENT INS                                        13,598.25
PRUCHA, TOM                                                           1,147.33
PUTNAM 401K                                                          92,736.77
RAR HOLDINGS, INC.                                                    3,322.00
REED, SIDNEY LYNN                                                       282.37
REINHART,BOERNER,VAN DEUREN,                                            266.45

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
RETIREE MEDICAL                                                         115.00
RICHARD A. NAWROCKI                                                  14,750.00
RIDLEY'S BAKERY CAFE                                                    746.00
ROBERT HALF TECHNOLOGY                                               25,260.63
ROBERTS, DONALD                                                       2,685.13
RUFF, GARY F.                                                           400.92
RUTHERFORD, JOHN                                                      1,346.36
SANDERS, S. DAVID                                                       465.60
SBC                                                                     358.02
SCHELLHASE, DAN                                                       5,859.28
SEAGIL SOFTWARE COMPANY                                                 712.50
SECURITAS SEC. SVCS. USA, INC.                                        4,168.32
SENIORSCRIPS                                                          2,470.00
SHAW, ROBERT                                                            166.82
SHOWALTER, ERIC                                                       1,155.69
SHRED-IT DETROIT                                                         79.80
SILBERT, RICHARD                                                      1,671.91
SIMPLEXGRINNELL LP                                                    1,937.00
SOCHOR, NATHAN                                                           94.32
SOUTHERN MAINTENANCE SUPPLY                                             183.56
SOUTHERN PRECISION SANDS, INC                                           362.48
SPARTAN LIGHT METAL PRODUCTS                                         69,126.90
SPECTRO ALLOYS CORPORATION                                        1,986,497.21
SPRAY-RITE                                                           64,920.50
SPRINT                                                               45,104.39
SPRINT CONFERENCING SERVICES                                          2,009.30
SPROUSE, JANE                                                           322.06
SQUIRE,SANDERS & DEMPSEY LLP                                          8,509.39
SRI QUALITY SYSTEM REGISTRAR                                          7,736.70
STANDARD FEDERAL                                                     15,888.85
STATE OF MICHIGAN                                                       868.35
STERLING COMMERCE-73199                                               1,668.61
STRATEGIC TECHNOLOGIES                                                2,208.00
SUN TRUST BANK                                                        2,501.77
SUNGARD AVAILABILITY SERVICES                                           834.00
SUPERIOR GRAPHITE CO.                                                24,153.76
SUPREME CORES                                                        12,291.00
TALX CORPORATION                                                      4,250.00
TENNESSEE DEPT OF REVENUE                                            45,800.00
TENPAS, DALE                                                             97.00
TERMINIX INTERNATIONAL                                                   32.00
TETERBORO AIRPORT                                                       404.00
THE FARMERS BANK OF APPOMATTOX                                        1,232.64
THOMAS H. JEFFS II                                                    8,500.00
THYSSEN SPECIALTY STEELS, INC.                                        1,738.78
TINNERMAN PALNUT                                                     33,315.71
T-MOBILE                                                                145.41
TOYOTA TSUSHO                                                        46,520.99
TRADEWINDS AVIATION                                                  11,368.67
TRANS MAN LOGISTICS, INC.                                           603,768.22
TROUTMAN SANDERS LLP                                                 14,503.25
TSBY RR                                                              70,407.96

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
U.S. BANK TRUST                                                         125.00
U.S. TRUSTEE                                                         90,750.00
UGS CORP.                                                               188.13
UMETCO INC.                                                          84,210.00
UNIMIN CORPORATION                                                   30,790.00
UNITED AMERICAN INSURANCE CO.                                        37,927.00
UNITED STATES POSTAL SERVICE                                          2,000.00
UNITED WAY OF CENTRAL VIRGINIA                                          530.00
US MAGNESIUM LLC                                                    871,739.49
VALLEY FASTENERS                                                         27.73
VALUE OPTIONS                                                        23,988.27
VALUEOPTIONS, INC                                                    14,273.58
VANGUARD                                                            158,931.40
VANGUARD GROUP 401K                                                 246,913.97
VASS, S. REID                                                         3,453.12
VERIZON                                                               3,815.94
VERIZON WIRELESS                                                      2,395.26
VERIZON WIRELESS MESSAGING SVC                                           27.75
VERIZON WIRELESS-GREAT LAKES                                          2,359.95
VESUVIUS                                                             19,425.38
VIRGINIA DEPT. OF TAXATION                                               38.19
VISUAL IMPRESSIONS                                                      434.60
VOSS, DAVID                                                             641.23
WALKER, SEAN                                                          1,103.82
WASTE MANAGEMENT                                                        565.04
WAYNE BOOTH INVESTMENTS                                              25,300.00
WEBAC GMBH                                                           67,527.52
WESTMORELAND MECHANICAL                                               1,752.00
WHEELABRATOR ABRASIVES                                               98,530.00
WILEY AND WILSON                                                      4,900.00
WINKLE, TOM                                                           1,287.55
WOODLAND CAFE                                                           230.76
WOODS, ROGERS & HAZLEGROVE PLC                                        4,832.92
XEROX CORPORATION                                                       426.11
XOSA SYSTEMS INC                                                        400.00
YXLON INTERNATIONAL INC.                                             26,044.72
ZEIMET, RANDY                                                         1,915.48
                                                                --------------
                                                                $28,864,498.64

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET CORP.          Capacity:   ___   Shareholder
      Case Number: 04-67597               ___   Officer
                                          ___   Director
                                          ___   Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0


Dated: MAY 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

Intermet Corporation
Month Ended April 30, 2005

                                   GARY         ROBERT E.       TIMOTHY R.      JOHN B.        TODD        THOMAS E.
NAME:                              RUFF           BELTS         GILLILAND      RUTHERFORD     HEAVIN        PRUCHA
-----                         --------------   ----------   ----------------   ----------   ----------   ------------
                              Chairman & CEO   VP Finance                      VP-Sales &   VP-Ferrous   VP-Technical
JOB DUTIES:                      Director       and CFO      VP-Light Metals    Marketing     Metals       Services

(MONTHLY) COMPENSATION:            $41,667        $21,667         $16,667         $16,667      $17,500       $14,583
                                 ---------      ---------       ---------       ---------    ---------     ---------
BENEFITS PAID:
Health Insurance                       772            772             546             546          772           546
Exec-U-Care                            358            358             358             358          358           358
Long Term Disability                   142            142             142             142          142           124
Life Insurance                         364            190             148             148          154           128
Deferred Comp
Retirement                              --             --              --              --           --            --
Company Vehicle                       1104            850             850             850          855           722
Cell Phone                                             62                              85           62

(EXPENSE REIMBURSE):
Meals & Entertainment                                                 251              71          564           118
Travel                                 129                           3749            1275         1268           931
Communications (cell phone,
   internet on travel, etc             272                            133                                         58
Dues & Subscriptions
Misc--Conference                                                                                                  41

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
Social Club Membership dues
Dues & Subscriptions
                                 ---------      ---------       ---------       ---------    ---------     ---------
TOTAL OF ALL PAYMENTS               44,808         24,041          22,844          20,142       21,675        17,609
                                 =========      =========       =========       =========    =========     =========
                                     ALAN J.              BYTHA               GREG           MICHAEL
NAME:                                MILLER               MILLS             WAHOWIAK        SKRZYPCAK   MARY JO KARJALA      TOTAL
-----                         -------------------   -----------------   ----------------   ----------   ---------------   ----------
                              VP, General Counsel                       Business Systems
JOB DUTIES:                     Ass't Secretary     VP-Administration       Director        Treasurer      Secretary

(MONTHLY) COMPENSATION:               $18,750              $12,500            $11,917         $10,832         $6,000         188,750
                                    ---------            ---------          ---------       ---------       --------       ---------
BENEFITS PAID:
Health Insurance                          546                  284                487             772            546           6,589
Exec-U-Care                               358                  358                358              --             --           3,222
Long Term Disability                      142                  106                101              92             51           1,326
Life Insurance                            164                  109                103              94             54           1,656
Deferred Comp                                                                                                                      0
Retirement                                 --                   --                 --              --             --               0
Company Vehicle                           850                  850                650              --             --           7,581
Cell Phone                                                                         84              41                            334

(EXPENSE REIMBURSE):                                                                                                               0
Meals & Entertainment                                                                                                          1,004
Travel                                     50                                                                                  7,402
Communications (cell phone,
   internet on travel, etc                                                                                                       463
Dues & Subscriptions                                                                                                               0
Misc--Conference                                                                                                                  41

OTHER PAYMENTS:                                                                                                                    0
Rents Paid                                                                                                                         0
Loans                                                                                                                              0
Other (Describe)                                                                                                                   0
Social Club Membership dues                                                                                                        0
Dues & Subscriptions                      129                                    41                                              170
                                    ---------            ---------          ---------       ---------       --------       ---------
TOTAL OF ALL PAYMENTS                  20,989               14,207             13,741          11,832          6,651         218,538
                                    =========            =========          =========       =========       ========       =========

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )   CASE NO: 04-67599
                                   )   Chapter 11
                                   )   Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.   )
                          Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE # 04-67599
                                                           ALEXANDER
                                                       CITY CASTING CO.
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                           --                  --

Cost of Goods Sold

Materials and Freight                               --                  --
Wages - Hourly                                      --                  --
Wages-Salary                                        --                  --
Employee Benefits and Pension                       --                  --
   Repairs & Maintenance                            --                  --
Supplies                                            --                  --
Utilities                                           --                  --
Purchased Components/Services                       --                  --
Income(loss) from Pattern Sales                     --                  --
   Fixed Asset - (gain/loss)                        --                  --
   MIS Expense                                      --                  --
   Travel & Entertainment                           --                  --
   Other Variable Costs                             (1)                 67
   Depreciation & Amortization                      --                  --
   Other Allocated Fixed Costs                      --                  --
   Other Fixed Costs                                --                  --
                                                   ---              ------
Cost of Goods Sold                                  (1)                 67

Gross Profit                                         1                 (67)

Plant SG&A Expense                                  --                  --
SG&A Expense - Allocation (Sched 1)                 --                  --
   Other Operating Expenses                          2               1,582
                                                   ---              ------
   Total Operating Expenses                          2               1,582

   Operating Profit                                 (1)             (1,649)

   Outside Interest Income                          --                  --
   Outside Interest (Expense)                       --                  --
   Intercompany Interest Income                     --                  --
   Intercompany Interest (Expense)                  --                  --
   Charges (From) Affiliates                        --                  --
   Charges To Affiliates                            --                  --
Income/Loss From European Operations                --                  --
   Other Income/(Expense)                           --                   1
                                                   ---              ------
   Total Non-Operating Expenses                     --                   1

   Income Before Income Taxes                       (1)             (1,648)

   Income Tax Expense                                1                   7
                                                   ---              ------
   Net Income                                       (2)             (1,655)
                                                   ===              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric,Phone)                                                64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                 CASE # 04-67599
                                                                    ALEXANDER
                                                                CITY CASTING CO.
                                                                ----------------
Cash And Equivalents                                                $     --
Accounts Receivable                                                       --
Short-Term Intercompany Receivables                                       --
Inventories                                                              133
Other Current Assets                                                      --
                                                                    --------
      TOTAL CURRENT ASSETS                                               133

Land and Buildings                                                       537
   Machinery & Equipment                                               1,592
   Construction In Progress                                               --
                                                                    --------
   Total Fixed Assets                                                  2,129
   Accumulated Depreciation                                           (1,572)
                                                                    --------
      NET FIXED ASSETS                                                   557

   Investment In Subsidiaries                                             --
Investment In European Operations                                         --
Long-Term Intercompany Receivables                                        --
Deferred Taxes, Long-Term Asset                                           --
Other Assets                                                              --
                                                                    --------
      TOTAL ASSETS                                                       690
                                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                          --
Wages and Salaries (See schedule)                                         --
Taxes Payable - (See schedule)                                             1
                                                                    --------
   TOTAL POST PETITION LIABILITIES                                         1

SECURED LIABILITIES:
SECURED BANK DEBT                                                         --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                   --
   Accrued Tax - State                                                    --
   Accrued Property Taxes                                                 --
   Accrued Workers Comp.                                                  --
   Accrued Payroll                                                        --
Accrued Payroll Taxes                                                     --
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                --

UNSECURED LIABILITIES
Accounts Payable                                                          --
Senior  & IDR Bonds                                                       --
                                                                    --------
TOTAL UNSECURED LIABILITIES                                               --

OTHER LIABILITIES
Accrued Liabilities                                                      151
Short-Term Intercompany Payables                                          --
Capital Leases                                                            --
   Retirement Benefits                                                    --
   Deferred Taxes - Long-Term Liability                                   --
   Other Long-Term Liabilities                                            --
   Long-Term Intercompany Payables                                    36,954
   Minority Interest                                                      --
                                                                    --------
   TOTAL LIABILITIES                                                  37,106

   Common Stock                                                           10
   Capital In Excess Of Par Value                                         90
Retained Earnings - Prepetition                                      (34,861)
Retained Earnings - Post Petition                                     (1,655)
Equity In European Operations
   Accumulated Translation Adjustment                                     --
   Minimum Pension Liability Adjustment                                   --
   Unearned Restricted Stock                                              --
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                             (36,416)
                                                                    --------
   TOTAL LIABILITIES AND EQUITY                                     $    690
                                                                    ========

PERIOD ENDED: 04-30-05      ALEXANDER CITY CASTING CO., INC.      CASE #04-67599

                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                              Balance
                                        as of     Accrued /   Payments /     as of
                                      3/31/2005    Withheld    Deposits    4/30/2005
                                      ---------   ---------   ----------   ---------
Income tax withheld: Federal            $    0        $0       $      0      $    0
Income tax withheld: State              $    0        $0       $      0      $    0
Income tax withheld: Local              $    0        $0       $      0      $    0
FICA Withheld                           $    0        $0       $      0      $    0
Employers FICA                          $    0        $0       $      0      $    0
Unemployment Tax: Federal               $    0        $0       $      0      $    0
Unemployment Tax: State                 $    0        $0       $      0      $    0
All Other Payroll W/H                   $    0        $0       $      0      $    0
                                        $    0        $0       $      0      $    0
State Taxes: Inc./Sales/Use/Excise      $2,274        $0        ($1,242)     $1,032
Property Taxes                          $    0        $0       $      0      $    0
                                        $    0
Workers Compensation                         0         0              0           0
                                        ------       ---       --------      ------
Total                                   $2,274        $0        ($1,242)     $1,032
Wages and Salaries                           0         0              0           0
                                        ------       ---       --------      ------
Grand Total                             $2,274        $0        ($1,242)     $1,032
                                        ======       ===       ========      ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                          Period Ending: APRIL 30, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll   Tax   Cash Coll.  Petty Cash
                                  Acct.    Acct.   Acct.     Acct.       Acct.
A. Beginning Balance              _____    _____   _____     _____       _____

B. Receipts
   (Attach separate schedule)     _____    _____   _____     _____       _____

C. Balance Available
   (A+B)                          _____    _____   _____     _____       _____

D. Less Disbursements
   (Attach separate schedule)     _____    _____   _____     _____       _____

E. Ending Balance                    N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Payroll Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Tax Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________


Date:  MAY 20, 2005                     ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC.   Capacity:   ___   Shareholder
      Case Number: 04-67599                          ___   Officer
                                                     ___   Director
                                                     ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______


CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67605
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
                                  )
CAST-MATIC CORPORATION            )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                       /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952-2500
                                          ----------------------- --------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67605
                                                          CAST-MATIC
                                                             CORP
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      3,978             25,700

Cost of Goods Sold

Materials and Freight                             2,378             15,026
Wages - Hourly                                      304              1,858
Wages-Salary                                        135                943
Employee Benefits and Pension                        78                704
   Repairs & Maintenance                            254                749
Supplies                                            197              1,362
Utilities                                           109                768
Purchased Components/Services                       227              1,228
Income(loss) from Pattern Sales                      --                 --
   Fixed Asset - (gain/loss)                         --                 --
   MIS Expense                                       14                 71
   Travel & Entertainment                             4                 16
   Other Variable Costs                             133                978
   Depreciation & Amortization                      158              1,125
   Other Allocated Fixed Costs                       --                 (2)
   Other Fixed Costs                                 92                587
                                                  -----             ------
Cost of Goods Sold                                4,083             25,413

Gross Profit                                       (105)               287

Plant SG&A Expense                                   --                 --
SG&A Expense - Allocation (Sched 1)                  82                557
   Other Operating Expenses                          --                 55
                                                  -----             ------
   Total Operating Expenses                          82                612

   Operating Profit                                (187)              (325)

   Outside Interest Income                           --                 --
   Outside Interest (Expense)                        --                 --
   Intercompany Interest Income                      --                 --
   Intercompany Interest (Expense)                  (69)              (334)
   Charges (From) Affiliates                         --                 --
   Charges To Affiliates                             --                 --
Income/Loss From European Operations                 --                 --
   Other Income/(Expense)                             1                 10
                                                  -----             ------
   Total Non-Operating Expenses                     (68)              (324)

   Income Before Income Taxes                      (255)              (649)

   Income Tax Expense                                 9                112
                                                  -----             ------
   Net Income                                      (264)              (761)
                                                  =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                           April
                                                                          ------
Officer Compensation                                                      $  189
Salary Expense other Employees                                               923
Employee Benefits and Pension                                                106
Payroll Taxes                                                                 59
Other Taxes                                                                    3
Rent and Lease Expense                                                       184
Interest Expense
Insurance                                                                     62
Automobile and Truck Expense                                                  14
Utilities(Gas Electric,Phone)                                                 64
Depreciation                                                                  87
Travel and Entertainment                                                      78
Repairs and Maintenance                                                      175
Advertising/Promotion                                                          0
Supplies, Office Expense                                                      19

OTHER:
Contributions                                                                  0
Professional Fees - Audit/Tax                                                350
Bank Fees                                                                     53
Public Reporting Fees                                                         11
Employee Relocation/Training                                                  17
Data Processing                                                               32
Dues and Subscriptions                                                         9
Outside Services                                                             146
Project Development Costs net of Billings                                     40
Director Fees                                                                 25
Miscellaneous                                                                  2
Legal Fees                                                                    28
Cost Allocation - Europe                                                     (78)
Cost Allocation - Out                                                       (140)
                                                                          ------
                                                                          $2,458
                                                                          ======

Allocation:
Wagner Castings                                                              191
Northern Castings                                                             51
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       261
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Corporate                                                                    805
                                                                          ------
Total                                                                     $2,458
                                                                          ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67605
                                                                    CAST-MATIC
                                                                       CORP
                                                                  --------------
Cash And Equivalents                                                 $    --
Accounts Receivable                                                    6,399
Short-Term Intercompany Receivables                                       24
Inventories                                                            2,601
Other Current Assets                                                     138
                                                                     -------
      TOTAL CURRENT ASSETS                                             9,162

Land and Buildings                                                     2,889
   Machinery & Equipment                                              17,062
   Construction In Progress                                            1,336
                                                                     -------
   Total Fixed Assets                                                 21,287
   Accumulated Depreciation                                           (7,041)
                                                                     -------
      NET FIXED ASSETS                                                14,246

   Investment In Subsidiaries                                             --
Investment In European Operations                                         --
   Long-Term Intercompany Receivables                                     --
   Deferred Taxes, Long-Term Asset                                        --
   Other Assets                                                           --
                                                                     -------
      TOTAL ASSETS                                                    23,408
                                                                     =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                         938
Wages and Salaries (See schedule)                                        123
Taxes Payable - (See schedule)                                           201
                                                                     -------
   TOTAL POST PETITION LIABILITIES                                     1,262

SECURED LIABILITIES:
SECURED BANK DEBT                                                         --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                   --
   Accrued Tax - State                                                    --
   Accrued Property Taxes                                                 --
   Accrued Workers Comp                                                   --
   Accrued Payroll                                                        --
Accrued Payroll Taxes                                                     --
                                                                     -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                --

UNSECURED LIABILITIES
Accounts Payable                                                       3,213
Senior & IDR Bonds                                                        --
                                                                     -------
TOTAL UNSECURED LIABILITIES                                            3,213

OTHER LIABILITIES
Accrued Liabilities                                                      371
Short-Term Intercompany Payables                                         558
Capital Leases                                                            --
   Retirement Benefits                                                    --
   Deferred Taxes - Long-Term Liability                                   --
   Other Long-Term Liabilities                                            --
   Long-Term Intercompany Payables                                    17,638
   Minority Interest                                                      --
                                                                     -------
   TOTAL LIABILITIES                                                  23,042

   Common Stock                                                           --
   Capital In Excess Of Par Value                                      2,109
Retained Earnings - Prepetition                                         (982)
Retained Earnings - Post Petition                                       (761)
Equity In European Operations
   Accumulated Translation Adjustment                                     --
   Minimum Pension Liability Adjustment                                   --
   Unearned Restricted Stock                                              --
                                                                     -------
TOTAL SHAREHOLDER EQUITY                                                 366
                                                                     -------
   TOTAL LIABILITIES AND EQUITY                                      $23,408
                                                                     =======

PERIOD ENDED: 04-30-05          CAST-MATIC CORP.                  CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     3/31/2005    Withheld    Deposits    4/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal          $      0   $      0      $    0      $      0
Income tax withheld: State                   0          0           0             0
Income tax withheld: Local                   0          0           0             0
FICA Withheld                                0          0           0             0
Employers FICA                           6,353        922           0         7,275
Unemployment Tax: Federal                  138        (86)          0            53
Unemployment Tax: State                  2,189     (1,433)          0           756
All Other Payroll W/H                        0          0           0             0

State Taxes: Inc./Sales/Use/Excise      53,038     62,384           0       115,422
Property Taxes                          55,500     18,500           0        74,000

Workers Compensation                     3,700        119        (119)        3,700
                                      --------   --------      ------      --------

Total                                 $120,918   $ 80,407       ($119)     $201,206

Wages and Salaries                      65,220     58,259           0       123,479
                                      --------   --------      ------      --------

Grand Total                           $186,138   $138,666       ($119)     $324,685
                                      ========   ========      ======      ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
Accounts Payable               $  938,476   $  938,476   $        0      $     0
Accounts Receivable            $6,087,430   $4,036,251   $2,013,641      $37,538

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 4/30/2005

                                                                   CASE # 04-67605
                                                           CAST-MATIC CORP (STEVENSVILLE)
                            --------------------------------------------------------------------------------------------
       ACCOUNT TYPE           LOCKBOX    LOCKBOX 673038   DEPOSITORY       AP           AP           PR           PR
         ACCOUNT #          5402699440     1851812063      361567604   2770721856   2176982979   2770721864   2176983126
           BANK              STAN FED       COMERICA       BANK ONE     STAN FED     COMERICA     STAN FED     COMERICA
       ------------         ----------   --------------   ----------   ----------   ----------   ----------   ----------
BEGINNING BANK BALANCE              --            --           --             --           --           --          --
RECEIPTS                     1,742,131       463,511           --             --           --           --         358
TRANSFERS IN (CORPORATE)            --            --           --        708,100      176,879      316,576      77,613
DIP INFLOW                          --            --           --             --           --           --          --
DISBURSEMENTS                       --            --           --       (708,100)    (176,879)    (316,576)    (77,613)
TRANSFERS OUT (CORPORATE)   (1,742,131)     (463,511)          --             --           --           --        (358)
DIP REPAYMENT                       --            --           --             --           --           --          --
                            ----------      --------          ---       --------     --------     --------     -------
ENDING BANK BALANCE                 --            --           --             --           --           --       (0.00)

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                  2,317,837
CHECKS ISSUED                                                          1,102,598
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                   426,534
CORPORATE DEBIT MEMOS                                                     18,822
                                                                      ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)          $3,865,791
                                                                      ==========

OUTSTANDING CHECKS AS OF MARCH 31                                        179,544
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                      --
CHECKS ISSUED DURING APRIL                                             1,102,598
CHECK CLEARED DURING APRIL                                              (884,979) Includes checks clearing from Comerica above.
                                                                      ----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)         $  397,163
                                                                      ==========

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 4/30/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                                        $        --

Outstanding AP Checks                                               $397,162.81
Misc. reconiling items adjusted in May                               (52,215.53)
                                                                    -----------
                                                                     344,947.28
Unadjusted GL Balance                                                344,947.28
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

CAST-MATIC CORPORATION
CASE NO. 04-67605
STEVENSVILLE
OUTSTANDING CHECKS
CASE NO. 04-67605

   DATE     CHECK   OUTSTANDING
   ----     -----   -----------
 3/3/2005   42745   $  1,100.00
3/31/2005   43014      1,564.92
 4/4/2005   50035        214.36
4/14/2005   50120        331.96
4/18/2005   50176        425.17
4/19/2005   50179        729.11
4/19/2005   50181      1,080.48
4/20/2005   50192      2,904.14
4/20/2005   50193        386.30
4/22/2005   50199        841.87
4/21/2005   50207        298.94
4/21/2005   50211        142.79
4/21/2005   50220      1,091.49
4/21/2005   50223        136.22
4/22/2005   50247        620.71
4/25/2005   50250        290.75
4/25/2005   50252        130.00
4/25/2005   50254      1,169.80
4/26/2005   50256     46,110.00
4/26/2005   50260        114.12
4/27/2005   50261        653.09
4/27/2005   50262      9,601.50
4/27/2005   50263      6,448.96
4/27/2005   50264      4,956.41
4/27/2005   50265        261.01
4/28/2005   50267         88.05
4/28/2005   50268        243.37
4/28/2005   50269      5,078.00
4/28/2005   50270         54.85
4/28/2005   50271        134.00
4/28/2005   50272         21.17
4/28/2005   50273        621.22
4/28/2005   50274        202.00
4/28/2005   50275        145.00
4/28/2005   50276      3,378.25
4/28/2005   50277         83.10
4/28/2005   50278        286.93
4/28/2005   50279         99.90
4/28/2005   50280        218.25
4/28/2005   50281        450.34
4/28/2005   50282        200.30
4/28/2005   50284        365.50
4/28/2005   50285      1,122.21
4/28/2005   50286        540.14
4/28/2005   50287        302.60
4/28/2005   50288        682.30
4/28/2005   50289      8,525.00
4/28/2005   50290      1,270.54
4/28/2005   50291         97.75
4/28/2005   50292      1,079.91
4/28/2005   50293        625.08
4/28/2005   50294        695.00
4/28/2005   50295      1,572.00
4/28/2005   50296        411.45
4/28/2005   50297        710.85
4/28/2005   50298        165.23
4/28/2005   50299        468.81
4/28/2005   50300        517.78
4/28/2005   50301        188.50
4/28/2005   50302     32,253.40
4/28/2005   50303         49.71
4/28/2005   50304        422.59
4/28/2005   50305         28.00
4/28/2005   50306        487.50
4/28/2005   50307      8,369.41
4/28/2005   50308         86.45
4/28/2005   50309         30.74
4/28/2005   50310        170.53
4/28/2005   50311         70.40
4/28/2005   50312       3064.87
4/28/2005   50313       6765.48
4/28/2005   50314         53.74
4/28/2005   50315         977.5
4/28/2005   50316           315
4/28/2005   50317        250.32
4/28/2005   50318        218572
4/28/2005   50319        8563.5
4/28/2005   50320        207.98
4/28/2005   50322         96.48
4/28/2005   50323         227.5
4/28/2005   50324        116.31
4/28/2005   50325          2203
4/29/2005   50326       1212.05
4/29/2005   50327        318.87

                    $397,162.81

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
ACE HARDWARE                                                    $    1,143.28
ACE INSURANCE                                                       17,614.27
ACE PLUMBING & HEATING OF ST. JOE                                      278.96
ADAMS REMCO                                                          2,035.89
ADP, INC                                                             1,785.41
AIR TECH ENGINEERING                                                 5,078.00
ALCAN                                                              225,040.50
ALCOA                                                            1,623,796.20
ALFE HEAT TREAT                                                    177,926.88
ALPHA RESOURCES                                                        187.99
ALRO STEEL CORPORATION                                               1,496.35
ALUAR                                                              258,607.15
ALVAN MOTOR FREIGHT                                                    256.17
AMERICAN ELECTRIC POWER                                             30,532.20
ANDERSON GLOBAL                                                     30,071.55
ANITBUS SCALES & SYSTEMS                                                28.57
AQUILA                                                               6,765.48
ARAMARK UNIFORMS SERVICES, INC                                       2,698.08
ARROW HEALTH & SAFETY                                                  290.75
ASI DATAMYTE, INC                                                      512.62
ASSOCIATED BAG                                                         476.89
AUTOMATION DIRECT.COM                                                  261.00
AUTOMOTIVE NEWS                                                        145.00
BAR CODE SOLUTIONS                                                   6,388.00
BASTIAN MATERAL HANDLING                                               500.80
BAX GLOBAL                                                             653.09
BEACON OPERATIONS CENTER                                            15,806.19
BEN DELLAY                                                             246.81
BERRIEN COUNTY MANUFACTURERS COUNCIL                                   100.00
BILL JACKSN                                                             40.00
BOND FLUIDARIE, INC                                                    197.10
BRAMMALL SUPPLY CO                                                   1,578.67
BUEHLER                                                                142.79
BURCHETT QUALITY TOOL                                               12,492.00
C & E MACHINE TOOL                                                   1,600.00
C. B. DEKORNE                                                          218.04
CHARLEVOIX ENERGY TRADING                                           79,059.98
CHEMSTATION                                                          1,060.00
CONDAT                                                               2,673.00
CONNECTION SERVICE                                                     168.53
COUNTRY KITCHEN                                                        159.00
COVERALL OF WEST MICHIGAN                                            1,320.00
CPC                                                                 20,460.00
CREATIVE FINANCIAL STAFFING                                         25,088.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
CUSTOM MOLD                                                          2,250.28
D & D MACHINERY                                                     24,900.00
DEBRA RAULS                                                             50.00
DIMETEK                                                              8,266.90
DME CO                                                                 425.17
DONALDSON CO                                                           114.12
DOUBLEDAY OFFICE PRODUCTS, INC                                       1,443.12
DYNAMIC INT'L                                                       46,110.00
EARTHSCAPES LANDSCAPING, INC                                           397.30
EDGEWATER GIFTS                                                        139.15
EIS, INC                                                               930.90
E-JAY THERMO PRODUCTS, INC                                             900.20
FLOYD BARNES                                                           340.70
G.L. WASKO                                                             357.50
GEO T. SCHMIDT, INC                                                    116.24
GLOBAL EXCHANGE SERVICES                                                39.08
GOLDEN'S FOUNDRY AND MACHINE                                         3,540.90
GREAT LAKES AUTOMATION                                               1,428.11
GRIFFIN TOOL, INC                                                   15,915.00
H & H EXPRESS, LLC                                                   6,490.21
H & J FLORIST                                                           60.42
HECO, INC                                                            1,001.00
HELPMATE                                                               540.14
HERSCHALL PRODUCTS                                                     337.65
HOWARD WALTHER                                                          80.00
HULL LIFT TURCKS, INC                                                  212.22
HYDRACT, INC                                                           682.30
ICAT LOGISTICS                                                         651.36
IKON OFFICE                                                            289.68
INDUSTRIAL FIREBRICK CORP                                              689.00
INDUSTRIAL GYPSUM CO., INC                                             740.00
INDUSTRIAL SOLUTIONS                                                11,720.84
INNERSPEC TECHNOLOGIES, INC                                            701.89
INOVIS, INC                                                          2,090.00
J & L INDUSTRIAL                                                     6,682.14
JACKSON, SHIELDS, YEISER, HOLT                                         811.50
JEFF BANKS                                                             302.48
JERZ MACHINE TOO CORP                                               37,805.00
JMB PROPERTY TAX CONSULTING                                         14,124.00
JOHN'S WORKBENCH                                                     5,199.82
KEENER SAND & CLAY CO                                                  880.00
KENDALL ELECTRIC, INC                                                6,955.89
KENT REDBECK                                                           480.00
KIMBALL MIDWEST, INC                                                    75.77
KMH SYSTEMS                                                          1,270.54

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
LAKELAND HOSPITALS                                                      97.75
M & I MACHINE                                                       12,351.00
MARTIN FLUID POWER                                                     208.48
MCMASTER-CARR SUPPLY CO                                              3,649.03
METALLURG                                                           16,206.75
MICHIGAN SHIPPERS SUPPLY                                               109.22
MITTLER SUPPLY, INC                                                  2,783.91
MOLTEN METAL EQUIPMENT INNOVATIONS, INC                              9,790.00
MOTION INDUSTRIES                                                   11,276.74
MSC INDUSTRIAL                                                       1,185.16
NATIONAL ELEMENT                                                     2,904.14
NEFF ENGINEERING CO                                                    550.85
NEWARK IN ONE                                                          294.63
NMGH FINANCIAL SERVICES                                                710.85
OKK                                                                 21,112.84
OMEGA ENGINEERING, INC                                                 468.81
ONDRAKA MANAGEMENT ENTERPRISES, LLC                                    645.00
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                       426,534.12
PC UNIVERSE                                                          1,432.24
PEBBLEWOOD RESTAURANT                                                  300.00
PETTY CASH                                                             498.70
POOCH WLEDING SUPPLY CO                                              3,779.33
PORT MANATEE FORESTRY TERMINAL                                         875.00
PRIMET FLUI POWER                                                      120.50
PROCESS ENGINEERING & EQUIPMENT CO                                     373.50
PRODUCTION TOOL SUPPLY                                                  91.51
PROVIDENT LIFE                                                         106.25
PYROTEK, INC                                                        43,349.52
QME QUALITY MOLD & ENGINEERING                                       3,207.60
QUANTUM CONNECTIONS, LLC                                               134.00
R. SCOTT BLEEKS                                                        186.15
RADDE AGENCY                                                            28.00
RAY'S MOTEL                                                            756.00
R-CON NDT, INC                                                       2,916.40
RED ARROW FIRE & SAFETY, LLC                                            49.71
RELIABLE DISPOSAL                                                      845.18
RX OPTICAL                                                              57.00
S & S INDUSTRIAL                                                     3,578.49
SAFETY PRODUCTS DIVISION                                               879.11
SAFETY-KLEEN                                                           990.27
SBC AMERITECH                                                          361.79
SCHOTT SAW CO                                                        2,874.30
SCOPE SERVICES, INC                                                 41,431.73
SHARON NAPIER                                                        1,067.51
SOUTH BEND REPROGRAPHICS                                                86.45

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
SOUTH BEND TRIBUNE                                                     583.80
SOUTHWESTERN MEDICAL CLINIC PC                                         693.00
SPRINT                                                                 312.40
STATE OF MICHIGAN                                                      625.08
TCP WIRE & CABLE                                                       729.11
TEC-HACKETT, INC                                                        30.74
TEST EQUIPMENT DISTRIBUTORS                                            172.43
THAYER, INC                                                            663.00
THE GRAND RAPIDS PRESS                                                 569.71
THE HEARLD PALLADIUN                                                   236.13
TRACEE LOTZ                                                            521.81
TRANS MAN                                                            7,992.93
TWIN CITIES GLASS                                                      101.99
UNUM LIFE INS CO OF AMERICA                                          3,064.87
UPS                                                                     54.00
VEKTEK                                                               1,823.20
VICKERS ENGINEERING , INC                                           32,500.00
VOLK CORP                                                               53.74
W. H DUFFILL, INC                                                      218.25
WATCON, INC                                                            977.50
WEST MICHIGAN HYDRAULICS                                               318.87
WILLIAM A KIBBE & ASSOCIATES                                         1,695.00
WILLIAM ATKINS                                                         154.50
WMH FLUID POWER                                                      4,958.81
WOOD TEMPORARY STAFFING                                              1,251.60
Y.E.S.                                                              32,928.60
YOUNGBLOOD AIR SYSTEMS                                              36,084.01
YXLON INTERNATIONAL                                                349,701.00

                                                                $3,865,791.31

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: CAST-MATIC CORPORATION   Capacity:   ___   Shareholder
      Case Number: 04-67605                ___   Officer
                                           ___   Director
                                           ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly    or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:           Weekly    or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:     Weekly    or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                          Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67609
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.            )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67609
                                                           COLUMBUS
                                                            FOUNDRY
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                     12,902             91,965

Cost of Goods Sold
Materials and Freight                             5,395             32,749
Wages - Hourly                                    1,592             11,892
Wages-Salary                                        463              3,330
Employee Benefits and Pension                       228              5,664
   Repairs & Maintenance                            750              5,153
Supplies                                            657              4,834
Utilities                                           734              5,875
Purchased Components/Services                       391              5,140
Income(loss) from Pattern Sales                    (333)              (919)
   Fixed Asset - (gain/loss)                         --                 11
   MIS Expense                                       63                388
   Travel & Entertainment                             9                 59
   Other Variable Costs                            (120)             1,302
   Depreciation & Amortization                      407              3,442
   Other Allocated Fixed Costs                       --                  3
   Other Fixed Costs                                187              1,111
                                                 ------             ------
Cost of Goods Sold                               10,423             80,034

Gross Profit                                      2,479             11,931

Plant SG&A Expense                                   47                243
SG&A Expense - Allocation (Sched 1)                 313              2,122
   Other Operating Expenses                          --                415
                                                 ------             ------
   Total Operating Expenses                         360              2,780
   Operating Profit                               2,119              9,151
   Outside Interest Income                           --                 --
   Outside Interest (Expense)                        --                 (6)
   Intercompany Interest Income                      --                 --
   Intercompany Interest (Expense)                 (276)            (1,288)
   Charges (From) Affiliates                         --                 --
   Charges To Affiliates                             --                 --
Income/Loss From European Operations                 --                 --
   Other Income/(Expense)                            --                 --
                                                 ------             ------
   Total Non-Operating Expenses                    (276)            (1,294)

 Income Before Income Taxes                       1,843              7,857

 Income Tax Expense                                  32                257
                                                 ------             ------
 Net Income                                       1,811              7,600
                                                 ======             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric,Phone)                                                64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:

Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67609
                                                                     COLUMBUS
                                                                      FOUNDRY
                                                                  --------------
Cash And Equivalents                                                 $     --
Accounts Receivable                                                    21,525
Short-Term Intercompany Receivables                                         6
Inventories                                                             6,335
Other Current Assets                                                       (9)
                                                                     --------
      TOTAL CURRENT ASSETS                                             27,857

Land and Buildings                                                     12,701
   Machinery & Equipment                                               79,650
   Construction In Progress                                               244
                                                                     --------
   Total Fixed Assets                                                  92,595
   Accumulated Depreciation                                           (62,849)
                                                                     --------
      NET FIXED ASSETS                                                29,746

   Investment In Subsidiaries                                              --
   Investment In European Operations                                       --
   Long-Term Intercompany Receivables                                  30,877
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                           629
                                                                     --------
      TOTAL ASSETS                                                     89,109
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                        1,396
Wages and Salaries  (See schedule)                                        761
Taxes Payable - (See schedule)                                            701
                                                                     --------
      TOTAL POST PETITION LIABILITIES                                   2,858

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                  --
   Accrued Workers Comp.                                                  247
   Accrued Payroll                                                         --
   Accrued Payroll Taxes                                                   --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                247

UNSECURED LIABILITIES
Accounts Payable                                                       10,150
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                            10,150

OTHER LIABILITIES
Accrued Liabilities                                                     1,621
Short-Term Intercompany Payables                                           11
Capital Leases                                                             --
   Retirement Benefits                                                   (909)
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                             --
   Long-Term Intercompany Payables                                      1,336
   Minority Interest                                                       --
                                                                     --------
TOTAL LIABILITIES                                                      15,314

   Common Stock                                                            --
   Capital In Excess Of Par Value                                       4,592
Retained Earnings - Prepetition                                        61,603
Retained Earnings - Post Petition                                       7,600
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               73,795
                                                                     --------
TOTAL LIABILITIES AND EQUITY                                         $ 89,109
                                                                     ========

PERIOD ENDED: 04-30-05          COLUMBUS FOUNDRY                  CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                    Balance                                  Balance
                                     as of       Accrued /    Payments /      as of
                                    3-31-05       Withheld     Deposits      4-30-05
                                  -----------   -----------   ----------   -----------
Income tax withheld: Federal         ($29,880)    ($186,960)  $  188,301      ($28,540)
Income tax withheld: State            (14,520)      (84,899)      85,526       (13,892)
Income tax withheld: Local                  0             0            0             0
FICA Withheld                         (26,940)     (148,968)     149,778       (26,131)
Employers FICA                        (60,494)     (143,168)     148,405       (55,256)
Unemployment Tax: Federal             (44,327)       (1,617)      40,323        (5,621)
Unemployment Tax: State              (133,114)      (15,471)     116,416       (32,169)
All Other Payroll W/H                (109,327)     (162,886)     174,881       (97,332)

State Taxes:
   Inc./Sales/Use/Excise             (227,193)      (67,596)     223,066       (71,723)
Property Taxes                       (150,000)      (50,000)          82      (199,918)

Workers Compensation                 (140,000)      (30,000)           0      (170,000)
                                  -----------   -----------   ----------   -----------
Total                               ($935,796)    ($891,563)  $1,126,778     ($700,582)
Wages and Salaries                   (567,942)   (2,190,936)   1,998,284      (760,594)
                                  -----------   -----------   ----------   -----------
Grand Total                       ($1,503,738)  ($3,082,499)  $3,125,061   ($1,461,176)
                                  ===========   ===========   ==========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable               $ 1,396,383   $ 1,396,383    $      0     $        0
Accounts Receivable            $21,890,367   $20,482,918    $174,420     $1,233,029

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT


                                                       CASE # 04-67609
                                                      COLUMBUS FOUNDRY
                            --------------------------------------------------------------------
       ACCOUNT TYPE         LOCKBOX 77691     DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
         ACCOUNT #              269833       5401086425   2770716492    2770716484    2770716658
           BANK                Bank One      Stan. Fed.   Stan. Fed.    Stan. Fed.    Stan. Fed.
       ------------         -------------   -----------   ----------   -----------   -----------
BEGINNING BANK BALANCE            --                 --           --           --            --
RECEIPTS                          --         11,266,939           --            0            --
TRANSFERS IN (CORPORATE)          --                 --    3,665,854    1,687,732       423,351
DIP INFLOW                        --                 --           --           --            --
DISBURSEMENTS                     --                 --   (3,665,854)  (1,687,732)     (423,351)
TRANSFERS OUT (CORPORATE)         --        (11,266,939)          --           --            --
DIP REPAYMENT                     --                 --           --           --            --
                                 ---        -----------   ----------   ----------      --------
ENDING BANK BALANCE               --                 --           --            0            --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE             3,803,000
CHECKS ISSUED                                                     3,505,924
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)            2,229,091
CORPORATE DEBIT MEMOS                                                 4,444
                                                                -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)    $ 9,542,459
                                                                ===========

OUTSTANDING CHECKS AS OF MARCH 31                                   744,423
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                            (23,049)
CHECKS ISSUED DURING APRIL                                        3,505,924
CHECK CLEARED DURING APRIL                                       (3,545,724) Does not include $120,130 of EFT's relating to
                                                                -----------  sales tax and child support.
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)   $   681,574
                                                                ===========

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 4/30/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding Checks                                             681,573.70
Child Support EFT Adjusted in May                                      12,447.03
                                                                     -----------
                                                                      694,020.73

Unadjusted GL Balance                                                 694,020.73
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
10/15/04   15522   $    308.38
10/20/04   15599        270.84
 12/2/04   16428        270.84
 4/27/05   17659      1,563.65
 3/11/05   18449         23.95
 3/17/05   18695        400.00
 3/25/05   18788        148.64
 3/25/05   18829         35.00
  4/1/05   18982        761.93
  4/5/05   19034        214.39
  4/5/05   19041        200.00
  4/5/05   19044        272.00
 4/12/05   19155      2,600.00
 4/12/05   19178      1,300.00
 4/12/05   19179        376.56
 4/12/05   19181        100.00
 4/12/05   19182     15,255.63
 4/14/05   19227        500.00
 4/14/05   19237      1,935.08
 4/14/05   19238     13,389.52
 4/14/05   19240        253.08
 4/14/05   19243        450.00
 4/14/05   19244        589.25
 4/14/05   19254        985.12
 4/14/05   19256        271.00
 4/14/05   19257        730.06
 4/14/05   19259        100.00
 4/14/05   19260        500.00
 4/14/05   19262        821.84
 4/19/05   19289      4,626.50
 4/19/05   19305      6,520.00
 4/21/05   19364      4,000.00
 4/21/05   19382      3,584.00
 4/21/05   19412        425.00
 4/21/05   19416     39,239.00
 4/21/05   19419     35,020.00
 4/26/05   19427      6,488.07
 4/26/05   19428      4,761.78
 4/26/05   19429      1,131.62
 4/26/05   19430      1,196.26
 4/26/05   19431     14,560.00
 4/26/05   19432      3,807.94
 4/26/05   19433      1,059.38
 4/26/05   19434      3,736.68
 4/26/05   19435      5,530.89
 4/26/05   19436      1,903.20
 4/26/05   19437        563.00
 4/26/05   19438      5,235.34
 4/26/05   19439      1,160.68
 4/26/05   19440      6,655.44
 4/26/05   19441      5,951.00
 4/26/05   19444      5,713.76
 4/26/05   19445      2,579.67
 4/26/05   19446      1,193.88
 4/26/05   19447        300.00
 4/26/05   19448      1,682.04
 4/26/05   19449        936.42
 4/26/05   19450      4,041.00
 4/26/05   19452     11,824.77
 4/26/05   19454     10,115.25
 4/26/05   19455      3,584.00
 4/26/05   19456         97.49
 4/26/05   19457      7,888.78
 4/26/05   19458      1,082.70
 4/26/05   19459      3,450.00
 4/26/05   19460      1,800.00
 4/26/05   19462      5,865.00
 4/26/05   19463      9,093.25
 4/26/05   19464      4,100.00
 4/26/05   19465        906.84
 4/26/05   19466        750.00
 4/26/05   19467      9,201.79
 4/26/05   19468      1,734.68
 4/26/05   19469      8,020.00
 4/26/05   19470        764.08
 4/26/05   19471      4,042.55
 4/26/05   19472      5,458.18
 4/26/05   19473      6,240.00
 4/26/05   19477      2,736.71
 4/26/05   19478      1,235.00
 4/26/05   19479         27.82
 4/26/05   19480         15.52
 4/26/05   19481         16.30
 4/26/05   19482         46.14
 4/26/05   19483      1,918.64
 4/26/05   19484      1,107.45
 4/26/05   19485      1,002.65
 4/26/05   19486      7,102.22
 4/26/05   19487        215.82
 4/26/05   19488         20.00
 4/26/05   19489     11,414.53
 4/26/05   19490        245.28
 4/26/05   19491      1,578.05
 4/26/05   19492        131.63
 4/26/05   19493         88.46
 4/26/05   19494      2,943.78
 4/26/05   19495      2,945.31
 4/26/05   19496        186.96
 4/26/05   19498     56,835.81
 4/26/05   19499     54,300.00
 4/29/05   19505      2,835.40
 4/29/05   19506        234.34
 4/29/05   19507      2,367.78
 4/29/05   19508        682.00
 4/29/05   19509      1,542.53
 4/29/05   19510      1,719.72
 4/29/05   19511      2,010.15
 4/29/05   19512        855.48
 4/29/05   19513      7,816.30
 4/29/05   19514      7,726.99
 4/29/05   19515        117.33
 4/29/05   19516        826.13
 4/29/05   19517        731.90
 4/29/05   19518      5,250.00
 4/29/05   19519      3,651.35
 4/29/05   19520      1,830.24
 4/29/05   19521      8,924.00
 4/29/05   19522        118.26
 4/29/05   19523        946.51
 4/29/05   19524      5,836.70
 4/29/05   19525      4,743.57
 4/29/05   19526     12,202.15
 4/29/05   19527        226.62
 4/29/05   19528        248.57
 4/29/05   19529        286.71
 4/29/05   19530        203.95
 4/29/05   19531      3,129.22
 4/29/05   19532      5,681.44
 4/29/05   19533      8,623.05
 4/29/05   19534      1,595.00
 4/29/05   19535     10,625.00
 4/29/05   19536        880.00
 4/29/05   19537      1,048.60
 4/29/05   19538         51.30
 4/29/05   19539        632.97
 4/29/05   19540        660.00
 4/29/05   19541      3,350.00
 4/29/05   19542      5,087.00
 4/29/05   19543        959.00
 4/29/05   19544     12,049.46
 4/29/05   19545        901.58
 4/29/05   19546         25.71
 4/29/05   19547      4,267.38
 4/29/05   19548     45,159.56
 4/29/05   19549     42,550.00

                   $681,573.70

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
ACTIVATION, INC.                                                $     7,198.86
ADECCO EMPLOYMENT SERVICES                                              439.20
ADP INC                                                               2,835.40
ADULT PROBATION OFFICE                                                1,935.08
AETNA US HEALTHCARE                                                   9,805.75
AIR COMPRESSOR TECHNOLOGIES                                           1,671.50
AIR SPECIALIST INC                                                    3,738.88
AIRGAS DRY ICE                                                          472.76
AIRGAS SOUTH INC.                                                     2,367.78
ALABAMA CHILD SUPPORT PAYMENT                                        13,389.52
ALABAMA CHILD SUPPORT PAYMENT                                           362.50
ALEXANDERSON, ERIC                                                      901.58
ALLEGRA PRINT & IMAGING                                               8,244.91
ALLEN RICHIE                                                            973.69
ALLEN, JOHN F.                                                        1,130.97
ALLIED MINERAL PRODUCTS INC                                          75,437.87
AMERALLOY STEEL COPRORATION                                           2,244.79
AMERICAN BUSINESS FORMS                                                 768.81
AMERICAN COLLOID COMPANY                                            262,610.72
AMERICAN FAMILY LIFE                                                    214.39
APPLIED TECHNICAL SERVICE                                               232.75
ATMOS ENERGY                                                        125,230.99
AUBURN ANALYTICAL LAB INC                                               270.00
AUTOMATED BUSINESS MACHINES                                             682.00
BARBIER, MARK                                                            46.14
BARLOWORLD HANDLING LP                                               18,773.38
BEARINGS & DRIVES, INC.                                               5,765.35
BEAUFORT COUNTY FAMILY COURT                                            253.08
BELL SOUTH                                                            2,347.62
BELLWRIGHT INDUSTRIES, INC                                              815.41
B-H TRANSFER CO                                                      15,092.40
BHA GROUP INC                                                           795.97
BLAKE & PENDLETON INC.                                                  782.46
BLAST MASTER                                                          2,425.00
BRAMMER STANDARD CO., INC.                                            2,010.15
BROADSPIRE SERVICES INC                                              25,022.10
BROWN & SHARPE INC                                                    3,000.00
BRUBAKER & ASSOC., INC.                                               1,918.64
BUCK ICE & COAL CO.                                                   3,401.01
BUCKEYE BUSINESS PRODUCTS, INC                                          700.06
C.A. PICARD SURFACE ENGIN                                            18,408.16
CAIL TOOL & MACHINERY, INC                                            5,294.80
CAMERON & BARKLEY CO.                                                 3,854.99
CARLA DEVITA REED                                                       600.00
CARRIER VIBRATING EQUIPMENT, INC.                                    11,894.54
CASTROL INDUSTRIAL N A                                                2,123.05
CECO ASSOCIATES                                                       4,464.00
CHAMPION CHISEL WORKS, INC.                                           3,625.00
CHAPTER 13 TRUSTEE                                                   22,618.98

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
CHILD SUPPORT ENFORCEMENT, FSR                                        1,846.00
CHILD SUPPORT ENFORCEMENT, FSR                                          450.00
CINTAS CORP.                                                          9,048.01
CINTAS CORPORATION                                                      469.32
CIT TECHNOLOGY FIN SERV, INC                                          1,196.26
CLARK, ART                                                            2,164.83
CLERK OF MUNICIPAL COURT                                                589.25
CLERK OF THE CIRCUIT COURT                                              701.40
CLIENT SERVICES ECM (FIDELITY)                                          105.10
COASTAL ENERGY                                                       23,508.30
COBB WIRE ROPE & SLING CO.                                            1,403.83
COLE-PARMER INSTRUMENT CO.                                            1,801.61
COLUMBUS INDUSTRIAL SUPPLY                                            2,273.20
COLUMBUS MUSEUM                                                         250.00
COLUMBUS WATER WORKS                                                 16,656.06
CONSOLIDATED ELECTRICAL DISTRI                                          228.91
CONSTRUCTION MANAGEMENT SERVIC                                       59,550.00
CORINNE T. HURST/CIRCUIT CLERK                                          151.00
CROWN EQUIPMENT CORP.                                                    81.91
CURTIS REDDING                                                        1,428.00
DANIELS, RICHARD                                                        552.11
DAUBER COMPANY, INC.                                                 98,224.00
DEFENDER SERVICES INC                                                15,448.58
DELL RECEIVABLES L.P.                                                 2,229.80
DEMURRAGE MANAGEMENT SOLUTIONS                                        2,500.00
DIDION INTERNATIONAL INC                                            149,736.30
DIETERT FOUNDRY TESTING EQUIPM                                          598.00
DISAMATIC                                                            28,384.75
DYNAMIC AIR INC.                                                      1,019.23
EAGLITE CHEMICALS                                                     7,260.00
EARTHLINK INC                                                            47.90
EDDIE WILLIAMS                                                        8,864.22
EDDINS ENGINEERING                                                      650.00
EDWARD E. RIFFLE                                                        923.31
ELECTRIC MELTING SRVCES SW INC                                      113,597.90
ELEVATOR SERVICE COMPANY                                                250.90
ELKEM METALS, INC.                                                   41,826.83
ENTERPRISE                                                            1,118.79
ENVIRONMENTAL TECHNOLOGY CORP                                            69.40
ETA ENGINEERING, INC.                                                 1,621.80
FERGUSON ENTERPRISES                                                  7,041.93
FISHER SCIENTIFIC CO.                                                    56.49
FLETCHER OIL INC.                                                     5,149.35
FORKLIFT'S PLUS, INC.                                                 2,022.46
FREEMAN MFG. & SUPPLY CO.                                               479.45
G E  CAPITAL 009                                                      5,530.89
G E  CAPITAL 008                                                      6,866.48
G.E. CAPITAL -002                                                    14,678.25
GA AUTOMATION CO. INC.                                                  418.69
GENERAL KINEMATICS                                                    1,903.20

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
GENTRY MACHINE WORKS, INC.                                           49,943.80
GEORGIA POWER                                                       734,434.16
GEORGIA POWER CO                                                        275.81
GLENN PETRIK                                                            544.20
GLOBAL DOSIMRY SOLUTIONS INC                                            118.26
GLOBAL TECHNOLOGY, LLC                                               13,335.00
GLOBE METALLURGICAL INC                                             243,728.10
GOODWILL INDUSTRIES                                                     425.00
GRAYLINK                                                                575.00
GREATER COLUMBUS CHAMBER OF                                              20.00
GREENERD PRESS AND MACHINE COM                                          689.12
GREGORY WILLIAMS                                                        316.32
GWINNETT MAGISTRATE COURT                                               587.24
HA INTERNATIONAL LLC                                                 35,555.52
HALL JR., GAYLON B.                                                      75.00
HAMILTON STATION APTS                                                 1,300.00
HARTZ CHICKEN                                                           139.78
HELMS BROTHERS BODY SHOP                                              4,267.38
HERAEUS ELECTRO-NITE CO.                                             16,287.48
HINTON, BOB                                                             200.00
HOUGHTON INTERNATIONAL                                               13,088.35
IFCO INDUSTRIAL CONTAINER SYS                                           426.93
IKON OFFICE SOLUTIONS                                                   336.44
INDUCTOTHERM CORP.                                                    3,489.17
INDUSTRIAL 1 SUPPLY CO.                                              44,895.84
INDUSTRIAL CHEMICALS                                                    388.92
INDUSTRIAL COMBUSTION SVCE INC                                        8,626.50
INDUSTRIAL CONTRACTING SERVICE                                       30,420.68
INDUSTRIAL METAL FABRICATORS                                         45,756.60
INDUSTRIAL PACKAGING CORPORATI                                       15,090.88
INTERNAL REVENUE SERVICE                                                740.50
INTERNAL REVENUE SERVICE                                                320.00
INTERNATIONAL TREASURER-USAW                                         11,414.53
INTERSTATE ELECTRICAL SUPPLY                                         53,128.56
JESS W. JACKSON & ASSOCIATES                                         64,559.20
JOHN H. GERMERAAD, TRUSTEE                                              475.00
JOHNSON DIVERSITY/ DUBOIS                                             5,164.09
JOHNSTONE SUPPLY                                                        277.94
KENT RUDBECK                                                          8,127.27
K-MART                                                                  248.57
KNOX PEST CONTROL                                                       408.00
KRAUTKRAMER BRANSON, INC.                                             3,231.14
LABCORP OF AMERICA HOLDINGS                                           1,737.00
LAEMPE + REICH CORPORATION                                              920.45
LAKE, STEVE                                                           2,138.49
LAND TRANSPORTATION                                                 140,601.29
LARPEN METALLURGIAL SERVICE                                         145,620.00
LEADING EDGE                                                        132,490.00
LINA                                                                    272.00
LINDE GAS LLC                                                         7,064.82

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
LORAMENDI, INC                                                         936.42
MAGISTRATE COURT OF                                                    985.12
MANPOWER                                                                97.32
MARTIN BROTHERS CONTAINERS                                          37,870.82
MARYLAND WIRE BELTS, INC.                                            7,305.07
MAYS, DANNY J.                                                          46.83
MCCALL, STEVE                                                          520.45
MCI                                                                    919.00
MCI CONFERENCING                                                       411.83
MCMASTER-CARR SUPPLY CO                                                351.62
MERCER                                                               3,128.00
METALDYNE                                                            4,041.00
METOKOTE CORPORATION                                                92,153.89
MIKE & ED'S BAR - B-Q                                                  206.44
MIKE WINDISH                                                         5,144.55
MILLER AND COMPANY LLC                                             134,153.13
MILLER LANDSCAPING                                                     700.00
MISSOURI REFRACTORIES CO.INC.                                       11,989.40
MODERN EQUIPMENT COMPANY                                             2,364.35
MORGAN TRANSPORTATION                                                1,885.37
MORRIS MATERIAL HANDLING                                            50,503.72
MOTION INDUSTRIES, INC.                                             52,276.18
MSC INDUSTRIAL SUPPLY CO.                                            1,406.95
NATIONAL AFFILIATED TECHNOLOGI                                       3,987.50
NATIONAL BELT SERVICE, INC                                          10,668.14
NC CHILD SUPPORT CENTRALIZED                                           271.00
NEW ENGLAND DIGITAL COMPUTER                                         5,096.86
NEWCO                                                               20,741.07
NOBLE COUNTY CLERK                                                   1,560.01
NOBLE SALES                                                         53,967.69
NORFOLK SOUTHERN CORPORATION                                        80,000.00
NORTHBEND PATTERN WORKS,LLC                                         20,353.00
OCCUPATIONAL MEDICINE OF                                             1,235.00
OFFICE DEPOT CREDIT PLAN                                               711.16
OFFICE OF THE ATTORNEY GENERAL                                         504.00
OHIO CSPC                                                              730.06
OMEGA ENGINEERING,INC.                                                 880.00
OMI REFRACTORIES                                                     7,888.78
OMNISOURCE CORPORATION - COPPER                                     62,400.00
OMNISOURCE CORPORATION - STEEL                                   2,141,698.28
OVERBY COMPANY, THE                                                  8,714.70
OVERHEAD DOOR CO. OF COLUMBUS                                        3,450.00
OWENS, B. ZANE                                                          23.69
PACK-LITE SYSTEMS                                                    1,800.00
PAMELA LASHALL HOLT                                                    150.00
PARMER WATER COMPANY                                                    55.64
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                     2,229,090.57
PERFECT PATTERNS INC.                                              122,170.00
PIEDMONT FOUNDRY SUPPLY, INC.                                        2,945.50
PIEDMONT NATIONAL CORPORATION                                        2,894.86

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
PINE HOLLOW, INC.                                                    3,285.00
PINSON VALLEY HEAT TREATI                                              641.35
PORTER WARNER INDUSTRIES                                               648.85
PREFERRED SOURCING                                                   7,101.25
PRIMETRADE, INC.                                                   508,308.17
PRODUCT ACTION INTERNATIONAL                                         9,093.25
PROFORMA                                                             1,289.76
PROVIDENT LIFE                                                          92.09
PROVIDENT LIFE & ACCIDENT INS.                                       3,421.34
PRYOR GIGGEY COMPANY                                                 2,412.00
QUASAR INTERNATIONAL INC.                                            1,510.77
RADIO WHOLESALE MARKETING                                            1,249.05
RANDALL D. QUINTRELL                                                 1,578.05
RAY RENTS, INC.                                                         51.30
REAVES WRECKING                                                     12,685.00
RED HILL GRINDING WHEEL CORP.                                        4,851.84
RELAY FOR LIFE                                                         100.00
REYNOLDS SUPPLY CO.                                                  8,378.07
RIKEN OF AMERICA, INC.                                              15,255.63
RODGERS METAL CRAFT, INC.                                           18,557.06
SAFETY SOUTH                                                           241.83
SAFETY-KLEEN CORP.                                                   3,330.25
SAM'S WELDING                                                        3,520.00
SCALE SYSTEMS, INC.                                                    517.00
SCORE, INC                                                           9,201.00
SCOTT RUITER                                                           131.63
SERVICE FIRST, INC.                                                    797.50
SERVICIOS INDUSTRIALES PRECISO                                      26,989.92
SHANAFELT MANUFACTURING CO.                                            806.54
SHANNON BAKER ASSOCIATES, INC.                                         457.55
SHEMWELL, DAVID                                                      1,517.14
SHEPERD NILES                                                       12,965.44
SHERRIE FAYE LANDRY                                                    650.00
SHOES 'N COMPANY                                                     2,943.78
SMITH GRAY ELECTRIC CO., INC.                                       48,511.30
SMITH, MIKE                                                             60.89
SOUTHEASTERN HOME OXYGEN SER                                            15.52
SOUTHERN STATES TOYOTALIFT                                          54,810.89
SPAR SPECIALTY REFRACTORIES                                         12,672.00
SPECIALTY FOUNDRY PRODUCT                                            1,568.04
SPRINT PCS                                                           2,945.31
ST. JUDE CHILDREN'S RESEARCH                                           100.00
STATE COLLECTION & DISBUREMENT                                         500.00
STATE COURT OF GWINNETT CTY                                          1,095.44
STATE DISBURSEMENT UNIT                                              3,228.94
STATE OF FLORIDA DISBURSMENT                                           821.84
SUPREME CORES OF THE CAROLINAS                                      12,291.00
TECHNICAL SERVICES GROUP INC                                         3,350.00
TELEDYNE ISCO,INC                                                      358.40
THE NEW KEIBLER-THOMPSON CO.                                         5,087.00

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
TIDMORE FLAGS, INC.                                                    484.00
TINIUS OLSEN TESTING MACH INC.                                       1,708.45
TRANS-MAN LOGISTICS, INC.                                           72,605.42
TRIPLE M MANUFACTURING, INC.                                         8,020.00
TRU KUT INC                                                          1,071.90
U.S. DEPT OF EDUCATION                                                 320.31
UMETCO, INC                                                         73,920.00
UNEEDA GLASS                                                           413.25
UNIFRAX                                                             14,601.60
UNIMIN CORPORATION                                                  20,790.00
UNITED RENTALS, INC.                                                 3,059.61
UNITED STATES POSTAL SERVICE                                         1,000.00
UNITED WAY CHATTAHOOCHEE CTY                                         2,256.00
VALLEY PLUMBING COMPANY                                                959.00
VESUVIUS U.S.A.                                                     19,425.38
VICTORIA BODLEY                                                        200.00
VOLVO RENTS                                                          7,049.25
VULCAN ELECTRO COATING                                              26,565.88
WALLS, DAVID                                                            94.75
WANG, JAMES                                                          1,605.74
WARNER PAINT & DECORATING CENT                                         363.59
WARR GRADING CONTRACTOR                                             24,823.00
WASTE MANAGEMENT                                                     3,423.77
WHEELABRATOR ABRASIVES, INC.                                        23,730.00
WHEELABRATOR INTERNATIONAL                                          59,515.39
WILLIAM A.KIBBE & ASSOCIATES                                         1,890.00
WINGATE INN                                                            186.96
YANCEY BROS. CO.,                                                      535.11
YELLOW CAB OF COLUMBUS INC.                                             16.30
                                                                -------------
                                                                $9,542,458.93

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: COLUMBUS FOUNDRY, L.P.   Capacity:   ___   Shareholder
      Case Number:  04-67609               ___   Officer
                                           ___   Director
                                           ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                           Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67612
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
                                  )
DIVERSIFIED DIEMAKERS, INC.       )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Opening Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67612
                                                          DIVERSIFIED
                                                           DIEMAKERS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                         7,896             52,513

Cost of Goods Sold
Materials and Freight                             2,838             17,942
Wages - Hourly                                    1,426              9,537
Wages-Salary                                        158              1,060
Employee Benefits and Pension                       599              5,330
Repairs & Maintenance                               424              2,932
Supplies                                            147                820
Utilities                                           237              1,819
Purchased Components/Services                        --                 --
Income(loss) from Pattern Sales                     188              1,432
Fixed Asset - (gain/loss)                            --                 --
MIS Expense                                          --                 --
Travel & Entertainment                                5                 27
Other Variable Costs                                609              3,369
Depreciation & Amortization                         695              4,679
Other Allocated Fixed Costs                         275              2,495
Other Fixed Costs                                   162                961
                                                 ------            -------
Cost of Goods Sold                                7,763             52,403

Gross Profit                                        133                110

Plant SG&A Expense                                   --                 (7)
SG&A Expense - Allocation (Sched 1)                 257              1,748
Other Operating Expenses                             --                518
                                                 ------            -------
Total Operating Expenses                            257              2,259

Operating Profit                                   (124)            (2,149)

Outside Interest Income                              --                 --
Outside Interest (Expense)                           --                 --
Intercompany Interest Income                         --                 --
Intercompany Interest (Expense)                    (240)            (1,357)
Charges (From) Affiliates                            --                 --
Charges To Affiliates                                --                 --
Income/Loss From European Operations                 --                 --
Other Income/(Expense)                               --                 --
                                                 ------            -------
Total Non-Operating Expenses                       (240)            (1,357)

Income Before Income Taxes                         (364)            (3,506)

Income Tax Expense                                   --                 41

                                                 ------            -------
Net Income                                         (364)            (3,547)
                                                 ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         ------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric, Phone)                                               64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67612
                                                                    DIVERSIFIED
                                                                     DIEMAKERS
                                                                  --------------
Cash And Equivalents                                                 $     23
Accounts Receivable                                                    14,148
Short-Term Intercompany Receivables                                        25
Inventories                                                            14,177
Other Current Assets                                                    1,274
                                                                     --------
      TOTAL CURRENT ASSETS                                             29,647

Land and Buildings                                                     16,395
   Machinery & Equipment                                               57,599
   Construction In Progress                                               971
                                                                     --------
   Total Fixed Assets                                                  74,965
   Accumulated Depreciation                                           (43,774)
                                                                     --------
      NET FIXED ASSETS                                                 31,191

   Investment In Subsidiaries                                              --
Investment In European Operations                                          --
   Long-Term Intercompany Receivables                                  39,482
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                            --
                                                                     --------
      TOTAL ASSETS                                                    100,320
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                          946
Wages and Salaries (See schedule)                                         249
Taxes Payable - (See schedule)                                            582
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                      1,777

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                  --
   Accrued Workers Comp.                                                  985
   Accrued Payroll                                                         --
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                985

UNSECURED LIABILITIES
Accounts Payable                                                        6,518
Senior  & IDR Bonds                                                        --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             6,518

OTHER LIABILITIES
Accrued Liabilities                                                     3,627
Short-Term Intercompany Payables                                           35
Capital Leases                                                             --
   Retirement Benefits                                                  1,114
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                          1,006
   Long-Term Intercompany Payables                                         --
   Minority Interest                                                       --
                                                                     --------
   TOTAL LIABILITIES                                                   15,062

   Common Stock                                                            --
   Capital In Excess Of Par Value                                     110,000
Retained Earnings - Prepetition                                       (21,195)
Retained Earnings - Post Petition                                      (3,547)
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               85,258
                                                                     --------
   TOTAL LIABILITIES AND EQUITY                                      $100,320
                                                                     ========

PERIOD ENDED: 04-30-05     DIVERSIFIED DIEMAKERS, INC.            CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments /     as of
                                      03/31/05     Withheld     Deposits     04-30-05
                                     ---------   -----------   ----------   ---------
Income tax withheld: Federal          ($29,273)    ($172,099)  $  167,326    ($34,046)
Income tax withheld: State              (9,183)      (54,038)      52,578     (10,643)
Income tax withheld: Local                   0             0            0           0
FICA Withheld                          (22,656)     (134,910)     130,835     (26,731)
Employers FICA                         (22,656)     (134,910)     130,835     (26,731)
Unemployment Tax: Federal               (1,557)       (6,201)       6,601      (1,157)
Unemployment Tax: State                 (6,227)      (24,805)      26,404      (4,628)
All Other Payroll W/H                  (74,923)     (184,260)     195,747     (63,436)
State Taxes: Inc./Sales/Use/Excise     (46,273)       (6,396)      51,006      (1,663)
Property Taxes                        (114,866)      (47,861)           0    (162,727)
Workers Compensation                  (246,351)     (142,932)     139,110    (250,173)
                                     ---------   -----------   ----------   ---------
Total                                ($573,964)    ($908,413)  $  900,443   ($581,934)
Wages and Salaries                    (134,377)   (1,289,141)   1,174,686    (248,831)
                                     ---------   -----------   ----------   ---------
Grand Total                          ($708,341)  ($2,197,553)  $2,075,129   ($830,766)
                                     =========   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable               $   946,005   $   850,026    $ 95,685      $    294
Accounts Receivable            $14,147,849   $12,582,353    $777,117      $788,379

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67612
                         DIVERSIFIED DIE MAKERS (MONROE)

       ACCOUNT TYPE           LOCKBOX    LOCKBOX 672976       DEPOSIT           AP           AP          CHECKING
        ACCOUNT #           5402530991     1851811313        3473589977     2770721732   2176982854     5045182027
           BANK              Stan Fed       Comerica      Bank of America    Stan Fed     Comerica    Bank of America
       ------------         ----------   --------------   ---------------   ----------   ----------   ---------------
BEGINNING BANK BALANCE              --             --              --               --         --          21,526
RECEIPTS                     5,489,513      1,301,697          14,385               --         --              --
TRANSFERS IN (CORPORATE)            --             --              --        1,469,782     41,978              --
DIP INFLOW                          --             --              --               --         --              --
DISBURSEMENTS                       --             --            (791)      (1,469,324)   (41,978)             --
TRANSFERS OUT (CORPORATE)   (5,489,513)    (1,301,697)        (14,385)            (458)        --              --
DIP REPAYMENT                       --             --              --               --         --              --
                            ----------     ----------         -------       ----------    -------          ------
ENDING BANK BALANCE                 --             --            (791)              --         --          21,526

       ACCOUNT TYPE          CHECKING        PR           PR           BENEFITS
        ACCOUNT #           5970758593   2770721740   2176983043   688486 - Inactive
           BANK              UMB Bank     Stan Fed     Comerica        Bank One
       ------------         ----------   ----------   ----------   -----------------
BEGINNING BANK BALANCE         263              --          --             --
RECEIPTS                       189              --         308             --
TRANSFERS IN (CORPORATE)        --         893,265      17,054             --
DIP INFLOW                      --              --          --             --
DISBURSEMENTS                  (13)       (893,265)    (17,361)            --
TRANSFERS OUT (CORPORATE)       --              --          --             --
DIP REPAYMENT                   --              --          --             --
                              ----        --------     -------            ---
ENDING BANK BALANCE            439              --          --             --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY
   CORPORATE                                                                3,336,832
CHECKS ISSUED                                                               1,679,553
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY
   CORPORATE)                                                               2,460,535
CORPORATE DEBIT MEMOS                                                           8,905
                                                                          -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
   RECONCILIATION)                                                        $ 7,485,825
                                                                          ===========

OUTSTANDING CHECKS AS OF MARCH 31                                              44,464
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                            0
CHECKS ISSUED DURING APRIL                                                  1,679,553
CHECK CLEARED DURING APRIL                                                 (1,511,007) Includes checks clearing from Comerica above
                                                                          -----------  and excludes $295.00 of Standard Federal
OUTSTANDING CHECKS AS OF APRIL 30                                                      checks posted and returned.
   (SEE OUTSTANDING CHECKLIST)                                            $   213,010
                                                                          ===========


DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 4/30/05

MONROE - BANK RECONCILIATION

Bank Balance                                           $        --
Actual Outstanding AP Checks                            213,009.74
Actual Outstanding Payroll Checks                       269,384.57
                                                       -----------
Total Outstanding Checks                                              482,394.31

Unadjusted GL Balance                                                 482,394.31
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE      CHECK   OUTSTANDING
  ----     ------   -----------
 10/5/04   337183   $     45.00
 11/5/04   337674         35.76
 11/5/04   337705          5.00
11/11/04   337789        158.49
11/16/04   337916        341.24
11/17/04   337930        454.88
12/29/04   338726        821.25
  1/6/05   338925         33.57
 3/16/05   340292        561.37
 3/24/05   340506         28.98
  4/1/05   400030        432.00
  4/5/05   400155         13.82
  4/8/05   400173         43.08
  4/8/05   400207         13.50
 4/15/05   400400      2,881.61
 4/15/05   400420        186.40
 4/15/05   400421        142.85
 4/15/05   400422         24.73
 4/15/05   400423        701.16
 4/15/05   400424         68.86
 4/15/05   400447      1,506.26
 4/20/05   400485      1,438.37
 4/20/05   400486        137.99
 4/21/05   400488         76.94
 4/21/05   400489      1,562.00
 4/22/05   400503      1,996.69
 4/22/05   400515        359.80
 4/22/05   400524         40.00
 4/22/05   400525         15.00
 4/22/05   400537         13.24
 4/22/05   400549      4,059.20
 4/22/05   400570      2,625.00
 4/22/05   400572        553.22
 4/22/05   400574      1,066.76
 4/22/05   400579         98.50
 4/22/05   400584         88.81
 4/22/05   400586        172.38
 4/22/05   400589         45.00
 4/22/05   400595         61.90
 4/22/05   400601      3,995.53
 4/22/05   400603        545.76
 4/22/05   400605        151.50
 4/22/05   400614         22.36
 4/22/05   400621        586.13
 4/22/05   400624         78.08
 4/22/05   400628        226.50
 4/22/05   400630        350.00
 4/22/05   400632        329.82
 4/22/05   400634         26.26
 4/22/05   400637      9,794.40
 4/22/05   400645        240.00
 4/22/05   400650         35.00
 4/25/05   400653      5,195.37
 4/26/05   400654      1,741.32
 4/26/05   400655        544.00
 4/26/05   400657        790.56
 4/26/05   400659        611.05
 4/27/05   400660        294.70
 4/27/05   400661        479.21
 4/28/05   400666        103.76
 4/28/05   400667         24.62
 4/28/05   400668        214.11
 4/29/05   400673     30,110.88
 4/29/05   400675     35,340.20
 4/29/05   400676        210.51
 4/29/05   400677        300.00
 4/29/05   400678      2,047.66
 4/29/05   400679         15.00
 4/29/05   400680        297.00
 4/29/05   400681         39.62
 4/29/05   400682      6,764.01
 4/29/05   400683        907.14
 4/29/05   400684        166.50
 4/29/05   400685        391.32
 4/29/05   400686         31.14
 4/29/05   400688      4,220.71
 4/29/05   400689         15.00
 4/29/05   400690        570.00
 4/29/05   400691        794.00
 4/29/05   400692      3,175.27
 4/29/05   400693         43.33
 4/29/05   400694         15.00
 4/29/05   400695      5,370.00
 4/29/05   400696        654.45
 4/29/05   400697      7,025.00
 4/29/05   400698        285.90
 4/29/05   400699         77.61
 4/29/05   400700        479.72
 4/29/05   400701         80.80
 4/29/05   400702        857.55
 4/29/05   400703        443.35
 4/29/05   400704        142.42
 4/29/05   400705        161.92
 4/29/05   400706         68.10
 4/29/05   400707         44.17
 4/29/05   400708      4,387.65
 4/29/05   400709        789.06
 4/29/05   400710        177.22
 4/29/05   400711      5,590.99
 4/29/05   400712         34.87
 4/29/05   400713      3,713.39
 4/29/05   400714         83.85
 4/29/05   400715        242.67
 4/29/05   400716         31.48
 4/29/05   400717      1,630.51
 4/29/05   400718        859.94
 4/29/05   400719      4,000.00
 4/29/05   400720      2,432.01
 4/29/05   400721        198.15
 4/29/05   400722        182.33
 4/29/05   400723         45.00
 4/29/05   400724        749.28
 4/29/05   400725         45.00
 4/29/05   400726        193.89
 4/29/05   400727         50.50
 4/29/05   400728        600.96
 4/29/05   400729         10.00
 4/29/05   400730      1,908.42
 4/29/05   400731         30.00
 4/29/05   400732        319.81
 4/29/05   400733        209.33
 4/29/05   400734        478.62
 4/29/05   400735        371.74
 4/29/05   400736        344.74
 4/29/05   400737        329.74
 4/29/05   400738         54.53
 4/29/05   400739      1,561.86
 4/29/05   400740        462.28
 4/29/05   400741        251.15
 4/29/05   400742        106.97
 4/29/05   400743         62.07
 4/29/05   400744         66.95
 4/29/05   400745        183.54
 4/29/05   400746        238.86
 4/29/05   400747         31.27
 4/29/05   400748        278.00
 4/29/05   400749        744.04
 4/29/05   400750      2,468.50
 4/29/05   400751        454.17
 4/29/05   400752         10.00
 4/29/05   400753        109.09
 4/29/05   400754        220.90
 4/29/05   400755         85.51
 4/29/05   400756         45.00
 4/29/05   400757        720.01
 4/29/05   400758        452.34
 4/29/05   400759      1,955.48
 4/29/05   400760         75.00
 4/29/05   400761        479.05
 4/29/05   400762      7,527.40
 4/29/05   400763         97.50
 4/29/05   400764        115.60
 4/29/05   400765         35.62
 4/29/05   400766      1,024.00
 4/29/05   400767        174.07
 4/29/05   400768        489.05
 4/29/05   400769        280.16
 4/29/05   400770        244.39
 4/29/05   400771        100.00
 4/29/05   400772         57.00
 4/29/05   400773         15.00
 4/29/05   400774        611.77
 4/29/05   400775        499.72
 4/29/05   400776      2,998.00
 4/29/05   400777         94.83
 4/29/05   400778      6,333.21
 4/29/05   400779         57.02
 4/29/05   400780        101.20
 4/29/05   400781        560.55
                    $213,009.74

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
A & S PRINTING SERVICE                                          $   12,425.21
A. RAYMOND INC                                                         608.56
ABB INC.                                                               445.82
ABBOTT SUPPLY LLC                                                      918.72
ABEL OIL CO                                                          1,372.96
ABRASIVE MATERIALS, LLC                                              2,950.00
ACCURATE EXHAUST                                                       300.00
ACCUTHERM INC.                                                       1,799.20
ACE INSURANCE                                                        8,172.46
ACHESON COLLOIDS COMPANY                                             3,598.65
ADECCO EMPLOYMENT SERVICES                                         133,824.92
ADRIAN SAUNDERS                                                         43.08
ALCOA INC.                                                          19,840.00
ALLEGHENY COATINGS                                                   1,926.76
ALRO MASCO ST. LOUIS                                                 2,703.96
AMBROSE HAYS                                                           150.00
AMERICAN METAL CHEMICAL CORP                                           297.00
AMERICAN TANK & FABRICATING CO                                      31,422.00
AMI PIPE AND SUPPLY CO.                                                980.30
APPLEBEE TREE FLOWERS & GIFTS                                           39.62
AROBOTECH SYSTEMS INC                                                1,996.69
AT&T                                                                    44.99
AT&T                                                                   129.71
ATMOS ENERGY                                                         5,446.13
AWERKAMP MACHINE CO.                                                 3,971.35
B.C. MACDONALD & COMPANY                                             2,791.74
BALZERS TOOL COATING INC.                                              227.37
BANK OF AMERICA                                                      6,546.57
BANNER MACHINE TOOL&SUPPLY CO                                          585.50
BATES SALES COMPANY                                                  1,396.23
BDC, INC.                                                           17,215.80
BENT TUBE, INC.                                                        854.41
BFI QUINCY                                                           2,220.69
BIG RIVER OIL CO., INC.                                                540.60
BIJUR LUBRICATING CORPORATION                                          139.81
BILL FEITH                                                              75.00
BILT-RITE/BRICO CONVEYORS,I                                            907.14
BI-STATE LOADING DOCK                                                  956.92
BLEIGH READY MIX CO.                                                 1,966.83
BODLE DIAMOND INDUSTRIES                                               166.50
BONE FRONTIER                                                          178.43
BOULEVARD PROPERTIESM, LLC.                                            821.25
BOXES, INC.                                                         12,082.66
BRENT DUDGEON (EMPLOYEE)                                             1,038.21
BUCKMAN'S CONVENIENCE STORE                                          1,492.95

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
C&R MARKET - MONROE CITY                                               216.43
CALIFORNIA INDUSTRIAL PRODUCTS                                      10,682.43
CAMCAR TEXTRON                                                      10,536.22
CANFIELD & JOSEPH, INC.                                              1,562.00
CAPE ELECTRICAL SUPPLY, INC.                                        15,438.99
CARL HAYS (EMPLOYEE)                                                    30.00
CAROLYN A. GRAINGER                                                 12,395.70
CARQUEST OF HANNIBAL                                                   761.04
CASTING EQUIPMENT & SUPPLY                                           1,295.14
CASTOOL TOOLING SOLUTIONS                                            1,538.00
CENTERLINE (WINDSOR) LTD                                               389.15
CENTRAL WELDING SUPPLIES, INC.                                      35,235.66
CENTURYTEL                                                           4,008.51
CENTURYTEL OF SOUTHWEST MO                                              64.96
CG TECH                                                              1,350.00
CHARLES KING                                                            40.00
CHARLIE SMOOT (EMPLOYEE)                                                81.00
CHEM-TREND INCORPORATED                                             22,024.68
CHINN ENTERPRISES, LLC                                              24,462.00
CHRISTY REFRACTORIES COMPANY                                         7,178.81
CITY OF MONROE CITY                                                117,327.08
CITY OF SHELBINA                                                       536.34
CLAUDE HAWKINS                                                          15.00
CLEAN WATER SOLUTIONS                                                  297.48
CLEM JAMES                                                             192.14
COGSDILL ENTERPRISES INC                                               322.32
COMMON SENSE ENTERPRISES                                               405.00
CONCEPT PACKAGING GROUP                                                740.00
CONTAINER DISTRIBUTERS INC                                           7,025.00
CONTROL-AIR, INC.                                                    3,632.09
COPPER & BRASS SALES                                                   205.17
CORROSION PRODUCTS INC                                               1,518.41
COX INDUSTRIAL EQUIP                                                   479.59
CRESCENT ELECTRIC SUPPLY CO                                            508.18
CREST PRODUCTS INC                                                   4,274.00
CROSS HULLER DRILLUNIT                                                 186.23
CROWN LINEN SERVICE, INC.                                            1,869.15
CULLIGAN                                                                34.68
DALE ASKEY                                                              13.50
DAN FOSTER (EMPLOYEE)                                                  357.14
DANA CORPORATION                                                   233,882.00
DAVIS TOOL & DIE                                                   111,355.00
DCT INDUSTRIAL SUPPLY                                                   80.80
DEAD SEA MAGNESIUM LTD                                             846,345.51
DEBBIE LEWIS                                                            49.50
DEBBY SHIVELY (EMPLOYEE)                                                60.00
DENNY MOSS                                                              30.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
DICK BOLING                                                             13.24
DICKSON                                                                 64.00
DIEMER & ASSOCIATES                                                  3,142.50
DISA GOFF, INC.                                                      4,689.55
DISCOUNT BATTERY SALES                                                 544.24
D-M-E                                                                1,691.82
DOALL COMPANY                                                           25.09
DON HAYS (EMPLOYEE)                                                  3,762.64
EASTERN ALLOYS                                                     240,738.16
EFD, INC.                                                              247.65
E-JAY THERMO PRODUCTS, INC.                                            161.92
ELECTROCHEM, INC. OF MO                                              3,705.75
ELECTRODES, INC.                                                       760.68
EMED COMPANY, INC.                                                     108.10
EMILY RENCH                                                             44.17
ENGINEERED FINISING CORP                                               652.19
ENGINEERED LUBRICANTS CO.                                           21,772.12
ENGINEERED PRODUCTS                                                  4,413.27
ENGINEERED SALES                                                       161.50
ERIC BLACKFORD                                                          50.02
ERIC RODGERS (EMPLOYEE)                                                186.13
ETW INC                                                              1,542.83
FALCON TOOL CO., INC.                                                   24.62
FANUC ROBOTICS NORTH AMERICA                                            30.00
FASTENAL COMPANY                                                     4,812.10
FEDEX                                                                1,367.46
FLO-PRODUCTS COMPANY                                                   658.58
FRANK FLORI EQUIPMENT CO.                                              201.75
FRENCH GERLEMAN ELECTRIC CO.                                        15,918.84
FREUDENBERG - NOK                                                    8,118.40
FS MIDWEST                                                           4,945.00
G.H. TOOL & MOLD                                                     6,676.00
G.S. ROBINS AND COMPANY                                              2,203.59
GARFIELD ALLOYS, INC.                                                7,560.00
GARRETT-CALLAHAN CO                                                    517.15
GASKET & SEAL FABRIC. INC.                                             262.26
GATEWAY METALS INC.                                                 14,747.67
GDC, INC.                                                            2,356.28
GE SILICONES                                                         2,375.68
GEO. C. POTTERFIELD TRUCKING                                           300.00
GETZ FIRE EQUIPMENT CO.                                              5,992.86
GRAINGER                                                            12,224.15
GREG COOPER                                                          1,198.51
GULLY TRANSPORATION                                                    550.00
H.R. DIRECT                                                             83.85
HAGERMAN & COMPANY, INC.                                               859.70
HANNIBAL BOARD OF PUBLIC WORKS                                      31,536.07

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
HANNIBAL COURIER-POST                                                  109.15
HANNIBAL REGIONAL HOSPITAL                                             470.00
HEIDBREDER-PETERS CO.                                                  116.07
HEIMER CONSTRUCTION                                                  3,110.00
HEINTZ ELECTRIC COMPANY                                              1,742.38
HELCO PRECISION TOOLS & GAGES                                          555.05
HILLYARD FLOOR CARE SUPPLY                                           6,672.44
HITECH AUTOMATION, INC.                                              2,746.68
HTE TECHNOLOGIES                                                    28,105.56
ICONNECT                                                               203.20
IDG USA, LLC                                                        22,125.77
IDRAPRINCE, INC.                                                     5,780.81
ILLINI ENVIRONMENTAL INC.                                           20,000.00
INDUSTRIAL FINISHING SERVICES                                       45,867.12
INDUSTRIAL MOTION CONTROL LLC                                          868.36
INDUSTRIAL PROCESS EQUIP GROUP                                       4,906.23
INDUSTRIAL STRAINER COMPANY                                          3,982.64
INSIGHT/HARDDRIVES INT'L.                                            2,358.60
INSTITUTE OF MGT. ACCOUNTANTS                                          175.00
IOSSO METAL PROCESSES                                                2,625.00
IOWA MACHINERY & SUPPLY                                              2,668.08
ISA, INC                                                               991.41
JACKSON BROS-HEARTLAND                                               2,881.61
JAY GOTTMAN                                                            553.22
JEFF BARKER                                                            129.30
JEFF HOLDER                                                             59.25
JEFF SPALDING (EMPLOYEE)                                               190.32
JENZANO, INC.                                                          126.93
JERRY RUHL (EMPLOYEE)                                                1,066.76
JIM SHOEMATE                                                            45.00
JOE MC CLURE (EMPLOYEE)                                                 38.25
JOELLEN DAVIS                                                          934.52
JOHN HENRY FOSTER CO.                                                4,591.02
JOHN LONG                                                              116.38
JOJO GRIFFIN (EMPLOYEE)                                                 45.00
JOSEPH TAUSER & ASSOCIATES INC                                         572.22
K. P. WESSELING & CO., INC.                                             98.13
KAREN HILLS                                                            141.27
KARLA WATSON                                                            60.00
KENNY'S SERVICE CENTER                                                  71.86
KENTUCKY REVENUE CABINET                                                33.78
KENTUCKY STATE TREASURER                                                98.50
KEVIN BICHSEL (EMPLOYEE)                                                50.50
KEY PRODUCTS, INC.                                                  16,562.96
KNERNSCHIELD MANUFACTURING                                           3,244.50
KONIECZNY TOOL & DIE                                                13,052.88
L.N. BROSS                                                          16,993.76

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
LAB SAFETY SUPPLY                                                       88.81
LANCE MURDOCK                                                           10.00
LARRY PARRISH                                                           91.32
LEE SPRING COMPANY                                                      48.20
LEO O'LAUGHLIN, INC.                                                 2,600.00
LINDA JACKSON                                                          172.38
LINDA STUTHEIT                                                          10.00
LUBRICATION ENGINEERS                                                  642.21
LUBY EQUIPMENT SERVICES                                              1,333.39
LYNN CRANE                                                              48.91
MAKINO                                                                 162.07
MALCOM CO                                                              306.43
MANPOWER                                                            11,167.47
MARK TWAIN SUPPLY CO.                                               10,416.89
MARK UTTERBACK (EMPLOYEE)                                               45.00
MARLIN REAGAN (EMPLOYEE)                                                30.00
MARLON BUSINESS FORMS                                                  319.81
MARTIN'S TRUE VALUE HARDWARE                                           419.00
MARVEL ENGINEERING COMPANY                                             367.69
MC MACHINERY SYSTEMS, INC.                                             126.17
MCLEAN MIDWEST                                                         151.50
MCMASTER-CARR SUPPLY COMPANY                                         1,300.64
MERCER                                                                 543.00
MERRICK MACHINERY CO.                                                2,098.32
METAMAG INC.                                                        22,215.00
MFA OIL CO.                                                          2,544.63
MID-AMERICAN PROD. INC                                              31,185.60
MIDLAND INDUSTRIES, INC.                                            82,106.87
MIKE BICHSEL (EMPLOYEE)                                                371.74
MIKE CHURCH (EMPLOYEE)                                                 145.00
MIKE MCNISH                                                             75.00
MIKE SAWYER                                                             61.90
MINITAB INC                                                          1,205.00
MISSOURI DEPARTMENT OF REVENUE                                      11,498.96
MISSOURI SEC OF STATE                                                   45.00
MISUMI USA INC.                                                      1,016.27
MO. DEPT. OF TRANSPORTATION                                            276.34
MOHLER MATERIAL HANDLING, I                                          2,210.10
MONROE AUTO PARTS                                                      441.87
MONROE CITY READY-MIX, LLC                                              54.53
MONROE CITY SHELTER WORK SHOP                                       26,443.09
MONROE COUNTY HEALTH DEPT                                               30.00
MORI SEIKI CO, LTD                                                     530.64
MOTION INDUSTRIES, INC                                              11,145.84
MOYERS SERVICE CENTER &                                              1,346.22
MSC INDUSTRIAL SUPPLY CO.                                            4,777.16

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
MUNICIPAL TOOL & MACHINERY CO                                        1,825.06
MUNROE MATERIAL HANDLING                                               105.00
MVI, INC.                                                              668.90
NADCA                                                                1,198.80
NALCO COMPANY                                                        4,968.89
NATIONAL FILTER MEDIA CORP.                                            183.54
NATIONAL KARD                                                          241.32
NEFF POWER INC.                                                      3,841.59
NEOPOST, INC.                                                          378.81
NEWARK INONE                                                           550.23
NORSK HYDRO CANADA INC                                             460,155.52
O.K. FASTENERS INC                                                      31.27
OMEGA ENGINEERING, INC.                                                541.00
ONEOK ENERGY MARKETING COMPANY                                      43,908.73
OVERHEAD DOOR CO. OF QUINCY                                            103.76
PALMYRA BOARD OF PUBLIC WORKS                                       49,425.16
PAT KENDRICK (EMPLOYEE)                                                 73.88
PAULO PRODUCTS CO.                                                   1,436.73
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                     2,460,534.97
PERRY MACHINE AND DIE INC.                                          90,826.05
PETE PARIS CHEVROLET, INC.                                           1,843.74
PHELPS ASSOCIATES, INC.                                                342.00
PLATTS                                                               1,280.00
PMI COMPUTER SUPPLIE                                                   112.15
PRECISION TOOL COMPANY                                                 200.00
PROCESS SOFTWARE CORP                                                  995.00
PRODUCTIVE TOOL PRODUCTS, INC.                                         855.03
PROFORMA                                                             1,441.91
PROVIDENT LIFE                                                         123.96
PRUDENTIAL INSURANCE                                                12,764.19
PSYCHEMEDICS CORPORATION                                             8,635.50
PURCHASE PARTNERS                                                    9,180.00
QSR GROUP, INC.                                                      3,714.12
QUALITY LOGISTICAL SERVICES                                          1,000.00
QUALITY SERVICE GROUP                                                1,012.50
QUINCY FREIGHTLINER, INC.                                            1,300.00
QUINCY INDUSTRIAL PAINTING                                             802.21
QWEST COMMUNICATIONS                                                   824.00
RADCO INDUSTRIES                                                     5,351.50
RADIO SHACK                                                             22.36
RADLEY CORPORATION                                                   4,236.50
RAMAIR                                                                 529.79
RANDY LORENSON                                                          10.00
RAYMOND J. QUINLAND - LANDLORD                                       3,500.00
REMACOR, INC.                                                       17,529.90
RES MANUFACTURING COMPANY                                            2,082.20

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
RIBACK SUPPLY CO.                                                      126.86
RICHARD GREENE CO.                                                   2,899.71
RICHARDS ELECTRIC MOTOR CO.                                            672.60
RIMROCK                                                             12,831.15
ROBEY BUILDING SUPPLY, INC.                                            314.72
RODIX, INC.                                                          1,008.00
RON BURDITT                                                             45.00
RONNIE BERRY (EMPLOYEE)                                                 81.00
ROTOLITE OF ST.LOUIS INC                                                98.70
ROTOR CLIP CO INC                                                    4,192.50
RTD OFFICE PRODUCTS                                                  2,280.71
RUSTIC OAK CABIN RESTAURANT                                          1,506.26
SAFETY-KLEEN SYSTEMS                                                   763.29
SBC                                                                    545.37
SCOTT SPECIAL TOOLS, INC.                                            9,226.81
SCOTT WILLIAMS (EMPLOYEE)                                              303.97
SEARS COMMERCIAL ONE                                                   766.67
SEMBLEX CORP.                                                        2,087.00
SEMCO, INC.                                                          2,259.45
SHANNAHAN CRANE & HOIST, INC.                                       11,541.40
SHARP BROS. INC                                                      1,312.50
SHERYL HAYS (EMPLOYEE)                                                  97.50
SLOAN INDUSTRIES INC                                                 7,052.00
SNAP-ON TOOLS                                                          381.31
SOUND SOLUTIONS                                                         61.10
SPAN DE MEXICO                                                         700.00
SPAN MANUFACTURING                                                   1,455.00
SPARTAN LIGHT METAL                                                 69,126.90
SPECTRA COMMUNICATIONS GROUP                                           343.63
SPECTRO ALLOYS CORP                                                290,897.30
SPHERION CORPORATION                                                 2,494.00
SPINCRAFT                                                              241.35
SPRINT                                                               6,226.72
ST. LOUIS BOILER SUPPLY                                                703.06
STACY FOUTES (EMPLOYEE)                                                186.50
STERLING, INC.                                                       1,200.12
STEVE CHOU                                                              26.26
STILSON PRODUCTS L.L.C.                                                174.07
STRIPMATIC PRODUCTS INC                                              4,420.05
SUNNEN PRODUCTS COMPANY                                              3,730.41
SUNNEX                                                                  76.94
SUNSOURCE                                                            1,988.22
SUPPLIER DEVELOPMENT INC                                               135.00
SURFTRAN MANUFACTURING CO, LLC                                         280.16
SYMMCO, INCORPORATED                                                31,525.80
T.F. EHRHART COMPANY                                                 1,601.97
TAYLOR IND SERVICES HPM DIV.                                         2,831.48

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
APRIL 2005

                          VENDOR                             TOTAL DISBURSEMENTS
                          ------                             -------------------
TECHMIRE USA                                                         5,797.00
TELESIS TECHNOLOGIES INC                                             7,996.57
TENNANT                                                                 33.48
THE GRIEVE CORPORATION                                                 663.85
THE LAKE GAZETTE                                                       100.00
THE ST. LOUIS DISTRIBUTION                                          12,801.50
THE SU-DAN COMPANY                                                   2,230.91
THERMO ELECTRON SCIENTIFIC INS                                       1,625.00
THREE BOND INTERNATIONAL INC.                                        5,292.00
TIC-MS, INC.                                                           777.00
TIEMANN INDUSTRIAL SUPPLY                                               84.21
TIFFIN FOUNDRY & MACHINE, INC.                                       1,990.00
TINNERMAN PALNUT ENGINEERED                                         33,315.71
TOM DEITZMAN (EMPLOYEE)                                                 84.00
TOM STRUBINGER                                                          27.75
TOOLING ASSOCIATES                                                   1,818.12
TOYOTA TSUSHO AMERICA INC                                           46,520.99
TRANSMAN                                                           110,269.68
TRESSIE HUFFORD                                                        110.00
U.S. CELLULAR                                                        1,404.06
U.S. MAGNESIUM, LLC                                                871,739.49
U.S. POSTAL SERVICE                                                  1,778.00
UGS                                                                    449.18
UNISOURCE WORLDWIDE INC.                                            22,272.79
VAC-U-MAX                                                              438.50
VERIZON MESSAGING                                                      (24.45)
VICTORY PACKAGING                                                   11,114.48
VIRGINIA WRIGHT                                                        105.02
VISI-TRAK WORLDWIDE, LLC                                               865.64
VONTHUN POWERWASHING                                                 3,000.00
WALMART                                                                240.00
WANDA-LAM ID CARDS FACTORY                                              73.29
WES PORTER                                                             121.15
WESBELL DEDICATED ASSEMBLY LTD                                       2,145.00
WESTHOFF                                                               858.68
WIESE PLANNING & ENGINEERING                                        10,846.08
WILLIAM A KIBBE & ASSOCIATES                                           750.00
WILLIAMS EQUIPMENT & ELECTRIC                                        2,198.49
WINK'S LAWN SERVICE                                                  3,000.00
WISE EL SANTO CO., INC.                                              4,267.82
YELLOW FREIGHT SYSTEM, INC.                                            329.74
                                                                -------------
                                                                $7,485,825.28

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: DIVERSIFIED DIEMAKERS, INC.   Capacity:   ___   Shareholder
      Case Number: 04-67612                     ___   Officer
                                                ___   Director
                                                ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )   CASE NO: 04-67600
                                   )   Chapter 11
                                   )   Judge: Marci B. McIvor
                                   )
GANTON TECHNOLOGIES, INC.          )
                         Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Opening Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67600
                                                            GANTON
                                                         TECHNOLOGIES
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                         3,900             44,952

Cost of Goods Sold

Materials and Freight                             1,329             11,599
Wages - Hourly                                      805             10,341
Wages-Salary                                        491              3,730
Employee Benefits and Pension                     1,267              8,090
Repairs & Maintenance                               137                844
Supplies                                            383              2,198
Utilities                                           348              2,713
Purchased Components/Services                       329              5,438
Income(loss) from Pattern Sales                     101               (182)
Fixed Asset - (gain/loss)                            --                 --
MIS Expense                                           9                 59
Travel & Entertainment                               16                109
Other Variable Costs                              1,808              2,778
Depreciation & Amortization                         260              1,818
Other Allocated Fixed Costs                          --                 --
Other Fixed Costs                                   215              1,535
                                                 ------            -------
Cost of Goods Sold                                7,498             51,070

Gross Profit                                     (3,598)            (6,118)

Plant SG&A Expense                                   27                156
SG&A Expense - Allocation (Sched 1)                 168              1,140
Other Operating Expenses                             16              9,978
                                                 ------            -------
Total Operating Expenses                            211             11,274

Operating Profit                                 (3,809)           (17,392)

Outside Interest Income                              --                 --
Outside Interest (Expense)                           --                 --
Intercompany Interest Income                         --                 --
Intercompany Interest (Expense)                    (124)              (700)
Charges (From) Affiliates                            --                 --
Charges To Affiliates                                --                 --
Income/Loss From European Operations                 --                 --
Other Income/(Expense)                               --                 --
                                                 ------            -------
Total Non-Operating Expenses                       (124)              (700)

Income Before Income Taxes                       (3,933)           (18,092)

Income Tax Expense                                   13                 82

                                                 ------            -------
Net Income                                       (3,946)           (18,174)
                                                 ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric, Phone)                                               64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67600
                                                                      GANTON
                                                                   TECHNOLOGIES
                                                                  --------------
Cash And Equivalents                                                $       1
Accounts Receivable                                                     5,374
Short-Term Intercompany Receivables                                       931
Inventories                                                             4,824
Other Current Assets                                                    1,088
                                                                    ---------
      TOTAL CURRENT ASSETS                                             12,218

Land and Buildings                                                     12,390
   Machinery & Equipment                                               39,821
   Construction In Progress                                               991
                                                                    ---------
   Total Fixed Assets                                                  53,202
   Accumulated Depreciation                                           (34,816)
                                                                    ---------
      NET FIXED ASSETS                                                 18,386

   Investment In Subsidiaries                                              --
Investment In European Operations                                          --
   Long-Term Intercompany Receivables                                  11,103
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                            33
                                                                    ---------
      TOTAL ASSETS                                                     41,740
                                                                    =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                        1,989
Wages and Salaries (See schedule)                                         122
Taxes Payable - (See schedule)                                            218
                                                                    ---------
   TOTAL POST PETITION LIABILITIES                                      2,329

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                      7
   Accrued Property Taxes                                                  --
   Accrued Workers Comp.                                                1,121
   Accrued Payroll                                                          -
Accrued Payroll Taxes                                                      --
                                                                    ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              1,128

UNSECURED LIABILITIES
Accounts Payable                                                        9,632
Senior & IDR Bonds                                                         --
                                                                    ---------
TOTAL UNSECURED LIABILITIES                                             9,632

OTHER LIABILITIES
Accrued Liabilities                                                     4,555
Short-Term Intercompany Payables                                           77
Capital Leases                                                             --
   Retirement Benefits                                                  1,673
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                             --
   Long-Term Intercompany Payables                                      5,099
   Minority Interest                                                       --
                                                                    ---------
   TOTAL LIABILITIES                                                   24,493

   Common Stock                                                            --
   Capital In Excess Of Par Value                                     160,000
Retained Earnings - Prepetition                                      (124,579)
Retained Earnings - Post Petition                                     (18,174)
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --

                                                                    ---------
TOTAL SHAREHOLDER EQUITY                                               17,247
                                                                    ---------
   TOTAL LIABILITIES AND EQUITY                                     $  41,740
                                                                    =========

PERIOD ENDED: 4/30/05         GANTON TECHNOLOGIES (RACINE)        CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                               Balance
                                         as of     Accrued /   Payments /      as of
                                       3/31/2005    Withheld    Deposits     4/30/2005
                                      ----------   ---------   ----------   ----------
Income tax withheld: Federal          $        0   ($293,781)  $  293,781   $        0
Income tax withheld: State                     0    (156,946)     156,946            0
Income tax withheld: Local                     0           0            0            0
FICA Withheld                                  0    (199,622)     199,622            0
Employers FICA                                 0           0            0            0
Unemployment Tax: Federal                      0           0            0            0
Unemployment Tax: State                        0           0            0            0
All Other Payroll W/H                          0           0            0            0

State Taxes: Inc. /Sales/Use/Excise      (14,287)     (7,129)      22,321          905
Property Taxes                           (37,333)    (12,501)           0      (49,834)

Workers Compensation                       4,393    (190,218)     110,058      (75,767)
                                      ----------   ---------   ----------   ----------

Total                                   ($47,227)  ($860,196)  $  782,727    ($124,697)

Wages and Salaries                      (210,965)    (86,248)     249,148      (48,066)
                                      ----------   ---------   ----------   ----------
Grand Total                            ($258,193)  ($946,445)  $1,031,875    ($172,763)
                                      ==========   =========   ==========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $1,179,409   $  942,917    $  6,015     $  230,477
Accounts Receivable            $2,765,811   $1,532,345    $124,441     $1,109,025

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67600
                          GANTON TECHNOLOGIES (RACINE)

       ACCOUNT TYPE           LOCKBOX    LOCKBOX 673025     DEPOSIT        AP           AP       PR (HOURLY)
        ACCOUNT #           5402699432     1851812055     5800062522   2770721815   2176982961    2770721823
           BANK              Stan Fed       Comerica        Lasalle     Stan Fed     Comerica      Stan Fed
       ------------         ----------   --------------   ----------   ----------   ----------   -----------
BEGINNING BANK BALANCE              --             --        1,000             --          --             --
RECEIPTS                     2,082,560      3,872,813           --             --          --             --
TRANSFERS IN (CORPORATE)            --             --           --        719,378     145,112      1,974,951
DIP INFLOW                          --             --           --             --          --             --
DISBURSEMENTS                       --             --           --       (719,378)   (145,112)    (1,974,951)
TRANSFERS OUT (CORPORATE)   (2,082,560)    (3,872,813)      (1,000)            --          --             --
DIP REPAYMENT                       --             --           --             --          --             --
                            ----------     ----------       ------       --------    --------     ----------
ENDING BANK BALANCE                 --             --           --             --          --             --

       ACCOUNT TYPE         PR (HOURLY)   PR (SALARY)   PR (SALARY)   HEALTH CARE   GROUP HEALTH
        ACCOUNT #            2176983118    2770721831    2176982839    2770721849    2176982862
           BANK               Comerica      Stan Fed       Comerica     Stan Fed      Comerica
       ------------         -----------   -----------   -----------   -----------   ------------
BEGINNING BANK BALANCE              --           --            --            --            --
RECEIPTS                            --        2,500         2,195            --            --
TRANSFERS IN (CORPORATE)       280,527      300,540        16,095        16,288        16,288
DIP INFLOW                          --           --            --            --            --
DISBURSEMENTS                 (280,527)    (303,040)      (18,289)      (16,288)      (16,288)
TRANSFERS OUT (CORPORATE)           --           --            --            --            --
DIP REPAYMENT                       --           --            --            --            --
                              --------     --------       -------       -------       -------
ENDING BANK BALANCE                 --           --            --            --            --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                     134,312
CHECKS ISSUED                                                             901,572
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                  2,860,664
CORPORATE DEBIT MEMOS                                                      27,555
                                                                       ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)           $3,924,103
                                                                       ==========

OUTSTANDING CHECKS AS OF MARCH 31                                         158,031
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                       --
CHECKS ISSUED DURING APRIL                                                901,572
CHECK CLEARED DURING APRIL                                               (864,490) Includes checks clearing from Comerica above.
                                                                       ----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)             195,113
                                                                       ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 4/30/05

RACINE - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding Checks                                             195,113.00
Total PR Outstanding Checks                                           481,405.34
                                                                     -----------
                                                                      676,518.34

Unadjusted GL Balance                                                 676,518.34
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
12/23/04   41255   $  8,564.76
  1/4/05   41299        491.00
 1/17/05   41439        774.00
  2/8/05   41740      1,581.73
  3/4/05   42133      1,500.00
 3/30/05   42437          7.76
  4/6/05   42510         18.90
 4/20/05   42633         35.00
 4/20/05   42643         45.64
 4/22/05   42657      2,783.00
 4/22/05   42659        623.65
 4/22/05   42664        828.00
 4/22/05   42666      1,050.00
 4/25/05   42675        391.67
 4/25/05   42676     41,525.00
 4/25/05   42677        548.58
 4/25/05   42679        529.00
 4/25/05   42681        163.60
 4/26/05   42685      1,598.40
 4/26/05   42687         36.41
 4/26/05   42688         62.47
 4/26/05   42689        900.00
 4/26/05   42690        966.40
 4/27/05   42692     34,899.99
 4/27/05   42693      1,366.51
 4/27/05   42697        398.00
 4/28/05   42700      2,400.00
 4/28/05   42701     10,482.00
 4/28/05   42702         44.62
 4/28/05   42703      1,027.22
 4/28/05   42704         65.00
 4/28/05   42705      7,434.50
 4/28/05   42706        619.00
 4/28/05   42707      6,496.11
 4/28/05   42708      1,311.22
 4/28/05   42709      1,813.23
 4/28/05   42710      6,604.60
 4/28/05   42711         36.00
 4/28/05   42712        830.04
 4/28/05   42713        426.38
 4/29/05   42715      2,115.20
 4/29/05   42716     25,700.00
 4/29/05   42717        692.94
 4/29/05   42718      3,182.76
 4/29/05   42719      3,516.48
 4/29/05   42720        151.02
 4/29/05   42721      1,252.20
 4/29/05   42722      8,730.00
 4/29/05   42723        123.14
 4/29/05   42724        221.87
 4/29/05   42725      7,327.00
 4/29/05   42726        821.00

                   $195,113.00

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
A & H SALES AND SERVICE                                             60,599.99
ABITZ LOADING DOCK                                                   2,400.00
ACCOUNTEMPS                                                         13,491.36
ACE INSURANCE                                                       21,985.00
ADT SECURITY SYSTEMS                                                 6,198.83
ADVANCE AMERICA                                                        132.43
ADVANCED WASTE SERVI                                                 1,237.00
ALCOA FUJIKURA LTD.                                                 15,720.00
AMERICAN CHEMICAL                                                   19,570.73
AMERICAN ENTERPRISE                                                  5,491.57
AMERICAN GENERAL FINANCE                                               178.48
AMERICAN INDUSTRIAL                                                  7,031.41
AMERICREDIT FINANCIAL                                                  100.00
AMERIGAS - FRANKSVIL                                                 1,200.00
AT&T                                                                    80.12
AT&T-UNIVERSAL BILLE                                                 1,328.31
AUTOMATIC DATA PROCE                                                 8,549.00
BELLE CITY FIRE                                                        205.32
BOSTON MUTUAL LIFE                                                   2,783.00
C & C ENTERPRISES, I                                                   717.29
CAMCAR TEXTRON                                                         453.37
CENTRAL TRANSPORT                                                      114.11
CHAPTER 13 TRUSTEE                                                   2,408.00
CITI FINANCIAL                                                         260.00
COMPUWARE                                                              364.00
CON-WAY NOW                                                          1,191.35
CON-WAY TRANSPORTATION                                                     --
CO-OPERATIVE CREDIT UNION                                           35,522.56
CURT PAPE                                                               41.13
DARREN RUGH                                                            984.60
DENTALBLUE                                                           6,186.52
DEPARTMENT OF COMMERCE                                                  35.00
DIRECT DENTAL SERVICE                                               24,074.50
DIVERSIFIED PRINTING                                                 3,042.41
EAGLE GLOBAL LOGISTICS                                                 105.00
EAST RACINE PET                                                        800.00
EASTERDAY OFFICE                                                       182.24
ED HARBIN                                                              592.25
ELCO TEXTRON INC                                                       623.65
EXECUTIVE CONSULTING INC.                                            4,207.60
EYE CARE OF WISCONSIN INC                                              511.28
FANUC AMERICA CORPOR                                                   122.30
FRANKSVILLE OIL CO                                                     313.72
FRED SANDERS                                                         1,230.95
G.E. CAPITAL CORPORA                                                41,525.00
GENERAL RENTAL CENTE                                                   102.21
GORDON FLESCH CO., I                                                 8,310.23
HIGH RELIABILITY SYS                                                   734.40
IDEALEASE OF SOUTHEA                                                71,468.87
IMPREX, INC.                                                        22,740.99
INOVIS, INC.                                                         5,896.11
INTERSTATE ERECTING                                                  3,500.00
J & S CHEMICAL CORP                                                  2,003.77
J-COM EDI SERVICES                                                       6.00
JEFF FITZGERALD                                                        443.08
JEFFERSON PILOT FINANCIAL                                              828.00
JEFFERSON PILOT FINANCIAL                                              207.45
JEROME POPPE                                                            18.90
JOE COCKING                                                             82.98
JOHN NELSON                                                            100.00
KAZTEX ENERGY MANAGE                                               142,883.77
KEVIN KOLECHECK                                                          7.50
KRISTIANSEN ENTERPRI                                                 2,738.76

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
LAB SAFETY SUPPLY                                                       17.23
LASALLE NATL LEASING                                                50,989.53
LIBRA INDUSTRIES, IN                                                   145.62
LIN ROE SERVICES INC                                                 1,250.00
M & I TRUST                                                         25,642.60
MARSHALL & ILSLEY TRUST                                                433.74
MASTER LOCK                                                             14.75
MCMASTER-CARR SUPPLY                                                   736.56
MENARDS                                                                896.45
MERCER                                                               5,126.00
MERCURY WASTE SOLUTI                                                   437.05
MEREDITH'S CULLIGAN                                                    331.82
MERWIN STOLTZ CO                                                     5,886.60
MIKE STEFANI                                                           287.16
MISDU                                                                   65.00
MOTION INDUSTRIES, I                                                 1,003.92
MOUNT PLEASANT SEWER                                                 1,133.57
NASSCO INC.                                                          1,679.78
NATIONAL ELEVATOR                                                       70.00
NELSON ELECTRIC SUPP                                                25,221.93
OFSI                                                                   229.79
OLMSTED PRODUCTS                                                    24,767.14
OMNI WAREHOUSE                                                         351.00
OTIS ELEVATOR COMPANY                                                  151.02
PACKERLAND RENT-A-MA                                                 1,569.88
PANTHER TRANSPORTATION                                                 544.50
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                     2,860,664.45
PENSKE TRUCK LEASING                                                 6,262.39
PER MAR SECURITY SER                                                 2,151.00
PITNEY BOWES CREDIT CORP                                             1,252.20
PRAXAIR DISTRIBUTION                                                 7,580.52
PUTNAM INVESTMENTS-                                                  6,496.11
QSR GROUP INC.                                                       1,161.50
QUADRA                                                              71,356.42
RACINE WATER AND                                                       560.50
RAUSCH STURM ISRAEL                                                     11.84
ROCKFORD WELDING SUP                                                   378.91
SAFETY KLEEN SYSTEMS                                                 2,271.85
SBC                                                                    186.48
SENTINAL TECHNOLOGIES                                                  435.79
STATE MACHINE TOOL C                                                15,446.25
STEVE MUTCHIE                                                           91.24
STURTEVANT WATER & S                                                23,864.75
SUMITOMO ELECTRIC CA                                                   540.91
TERRI JARSTAD                                                           74.50
TOBIAN METALS                                                       16,067.37
TRUDELL TRAILERS OF                                                  2,328.84
TWIN CITY OPTICAL                                                      503.10
U.S. CELLULAR                                                        1,671.48
UAW LOCAL 627                                                        6,604.60
UAW V-CAP                                                               36.00
ULINE                                                                2,735.72
UNITED LEASING ASSOC                                                   328.14
UNITED PARCEL SERVIC                                                    64.00
US DEPT OF EDUCATION                                                   496.49
VISION CLINIC                                                            8.00
W.W. GRAINGER INC.                                                   1,691.38
WASTE MANAGEMENT                                                     1,047.40
WATTON LAW GROUP                                                        25.00
WE ENERGIES                                                        136,291.04
WI SCTF                                                             12,870.32
WISC. LIFTING SPECIA                                                 1,493.36
WISCONSIN DEPT OF REVENUE                                              118.77
WISCONSIN LIFT TRUCK                                                25,710.11
WOLTER INVESTMENT CO                                                 6,182.30
WOODLAND HILLS                                                       2,094.64
                                                                -------------
                                                                $3,924,102.71

PERIOD ENDED: 04-30-05        GANTON TECHNOLOGIES (PULASKI)       CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                Balance                              Balance
                                 as of     Accrued /   Payments /     as of
                               3/31/2005    Withheld    Deposits    4/30/2005
                               ---------   ---------   ----------   ---------
Income tax withheld: Federal     ($5,294)   ($73,761)   $ 71,320      ($7,735)
Income tax withheld: State             0        (171)        171            0
Income tax withheld: Local             0           0           0            0
FICA Withheld                     (4,441)    (27,316)     21,591      (10,166)
Employers FICA                    (4,441)    (27,316)     21,591      (10,166)
Unemployment Tax: Federal           (465)       (679)        464         (679)
Unemployment Tax: State           (3,773)     (5,513)      3,773       (5,513)
All Other Payroll W/H                  0           0           0            0

State Taxes:
   Inc./Sales/Use/Excise         (19,904)     (6,000)     19,904       (6,000)
Property Taxes                   (20,731)     (7,800)          0      (28,531)

Workers Compensation              (7,312)    (18,548)      1,770      (24,091)
                               ---------   ---------    --------    ---------
Total                           ($66,360)  ($167,104)   $140,584     ($92,880)

Wages and Salaries               (48,191)    (73,977)     48,191      (73,977)
                               ---------   ---------    --------    ---------
Grand Total                    ($114,552)  ($241,081)   $188,775    ($166,857)
                               =========   =========    ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  810,161   $  615,576    $      0      $194,585
Accounts Receivable            $3,213,013   $2,364,585    $416,907      $431,521

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:                                          CASE # 04-67600

                          GANTON TECHNOLOGIES (PULASKI)

       ACCOUNT TYPE          LOCKBOX     LOCKBOX 673017   LOCKBOX 77165       AP           AP           PR           PR
        ACCOUNT #           5402699424     1851811388       644113482     2770721799   2176982953   2770721807   2176983100
           BANK              Stan Fed       Comerica        Bank One       Stan Fed     Comerica     Stan Fed     Comerica
       ------------         ----------   --------------   -------------   ----------   ----------   ----------   ----------
BEGINNING BANK BALANCE            --              --             --              --           --           --           --
RECEIPTS                       6,873         150,519          1,910              --          688           --           --
TRANSFERS IN (CORPORATE)          --              --             --         402,432      111,212      144,043      413,186
DIP INFLOW                        --              --             --              --           --           --           --
DISBURSEMENTS                     --              --             --        (402,432)    (111,899)    (144,043)    (413,186)
TRANSFERS OUT (CORPORATE)     (6,873)       (150,519)        (1,910)             --           --           --           --
DIP REPAYMENT                     --              --             --              --           --           --           --
                              ------        --------         ------        --------     --------     --------     --------
ENDING BANK BALANCE               --              --             --              --           --           --           --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                   1,005,313
CHECKS ISSUED                                                                             687,413
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                    610,048
CORPORATE DEBIT MEMOS                                                                      10,317
                                                                                       ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                           $2,313,092
                                                                                       ==========

OUTSTANDING CHECKS AS OF MARCH 31                                                         111,982
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                                       --
CHECKS ISSUED DURING APRIL                                                                687,413

CHECK CLEARED DURING APRIL                                                               (513,644)Includes checks clearing from
                                                                                                 Comerica above less an $687.63 ACH.
                                                                                       ----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)                             285,751
                                                                                       ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 4/30/05

PULASKI - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding Checks                               285,751.11
Total PR Outstanding Checks                              85,771.83
Misc. reconiling items adjusted in May                      507.64
                                                        ----------
Total Outstanding Checks                                              372,030.58
Unadjusted GL Balance                                                 372,030.58
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
PULASKI
OUSTANDING CHECKS
CASE NO. 04-67600

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
11/11/04   12952   $    770.00
  4/5/05   14174        552.59
 4/13/05   14266        600.00
 4/13/05   14267      5,934.10
 4/15/05   14285      5,546.10
 4/15/05   14286      9,010.38
 4/15/05   14288     21,552.00
 4/15/05   14289        309.16
 4/15/05   14290      1,225.20
 4/15/05   14292         75.00
 4/15/05   14293        226.39
 4/15/05   14294      1,186.23
 4/15/05   14296     22,450.00
 4/15/05   14297      1,394.64
 4/15/05   14298      2,337.50
 4/15/05   14302      4,445.52
 4/15/05   14303      1,710.70
 4/15/05   14304        542.80
 4/15/05   14305        461.12
 4/15/05   14307        735.00
 4/15/05   14308         63.56
 4/21/05   14317        800.69
 4/21/05   14320      1,200.00
 4/21/05   14321         92.50
 4/21/05   14322      1,152.08
 4/21/05   14323        107.82
 4/21/05   14324      6,440.00
 4/21/05   14325      1,946.47
 4/21/05   14328        396.92
 4/21/05   14329     10,738.58
 4/21/05   14330         90.33
 4/21/05   14336        741.29
 4/21/05   14337        380.90
 4/21/05   14339        200.00
 4/21/05   14341        136.64
 4/21/05   14342      1,622.25
 4/21/05   14343         85.00
 4/21/05   14347        541.08
 4/21/05   14348        490.00
 4/27/05   14350     32,295.80
 4/27/05   14351     14,367.00
 4/27/05   14352      1,154.64
 4/27/05   14353        249.00
 4/27/05   14354        788.54
 4/27/05   14355      1,391.75
 4/27/05   14356        122.69
 4/27/05   14357      1,152.08
 4/27/05   14358        149.10
 4/27/05   14359      2,424.65
 4/27/05   14360        536.45
 4/27/05   14362        978.00
 4/27/05   14363      2,971.40
 4/27/05   14364      9,333.84
 4/27/05   14365         90.33
 4/27/05   14366      6,023.82
 4/27/05   14367      1,222.00
 4/27/05   14368      7,034.22
 4/27/05   14369        540.00
 4/27/05   14370      2,068.45
 4/27/05   14371      8,210.38
 4/27/05   14372      1,656.00
 4/27/05   14374        995.98
 4/27/05   14375        493.65
 4/27/05   14377        573.33
 4/27/05   14378     11,163.00
 4/27/05   14379     12,533.80
 4/27/05   14380        989.46
 4/27/05   14381      2,364.97
 4/27/05   14382      4,500.00
 4/27/05   14383        100.00
 4/27/05   14384        874.08
 4/27/05   14385         85.00
 4/27/05   14386     27,294.00
 4/27/05   14387        193.56
 4/27/05   14388        226.94
 4/27/05   14389        490.00
 4/29/05   14391        195.00
 4/29/05   14392        165.00
 4/29/05   14393      1,133.34
 4/29/05   14394      4,806.00
 4/29/05   14395      6,313.31
 4/29/05   14396      1,321.98
 4/29/05   14397      1,806.08
 4/29/05   14398      1,566.40
 4/29/05   14399      2,015.55
 4/29/05   14400        500.00

                   $285,751.11

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
APRIL 2005

                    VENDOR                                   TOTAL DISBURSEMENTS
                    ------                                   -------------------
ACE INSURANCE                                                   $      386.29
ACE METAL CORP                                                       5,546.10
ADVANCE PRODUCTS                                                       255.21
AH ASSOCIATES                                                        1,000.00
AINKU SIVAAINKARAN                                                     307.28
AIR DRAULICS ENGINEE                                                45,521.25
AIRGAS SOUTH (BOC GA                                                 3,487.53
AL CAST COMPANY                                                     43,074.00
ALLEN WRIGHT MACHINING                                                 984.00
AMCOR                                                                  309.16
AMERICAN CHEMICAL                                                   21,552.00
AMERICAN QUALITY                                                     2,154.25
AMERICAN SOCIETY FOR                                                   229.50
ANIXTER PENTACON, IN                                                 1,225.20
ANNE HEATHCOTE                                                       3,894.93
APPLIED ROBOTICS, INC.                                               1,915.00
APPLIED THERMAL SYSTEMS GRIEVE                                         323.47
AUTOMATIC DATA PROCE                                                 4,099.12
B & C INSTRUMENTS                                                      788.54
BAGWELL OFF. SYSTEMS,                                                  726.33
BAILEY COMPANY                                                       2,880.91
BANK OF FRANKEW                                                        590.00
BARNETT PEST CONTROL                                                    75.00
BARRY WEBSTER                                                           41.25
BELLWRIGHT INDUSTRIE                                                22,450.00
BG & R COMPANY                                                       6,000.00
BI-LO / RED FOOD                                                       136.64
BOSTON MUTUAL LIFE                                                   1,391.75
BROOKS AUTO                                                            584.25
BROWNING-FERRIS IND                                                    788.21
C KENNETH STILL                                                        340.00
CARBIDE TOOL SERVICE                                                   600.00
CASTOOL                                                              3,472.50
CENTRAL CHILD SUPPORT                                                4,420.00
CHILES OIL INC.                                                        641.23
CHRIS DOUTHIT                                                        3,695.00
CINDY WATSON                                                           512.83
CINTAS CORPORATION                                                   3,454.72
COLUMBIA MACHINE WOR                                                 3,360.00
COLUMBIA STATE COMMUNITY                                               195.00
CONTINENTAL MACHINERY                                                3,300.00
CULLIGAN WATER SYSTEMS                                                 201.30
DANIEL ETHRIDGE                                                        175.20
EDWARDS XPRESS INC.                                                  9,254.00
FIRE EXTINGUISHER AN                                                   552.59
FIRST NATIONAL                                                       8,254.06
FORKLIFT SYSTEMS                                                     4,306.00
FRANK HARRIS                                                         1,766.82
GE BETZ, INC.                                                        1,401.20
GENERAL SESSIONS CLERK                                                 361.32
GENERAL SUPPLY CORP.                                                15,800.58
GERALD'S AUTO BODY REPAIR                                              129.21

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
APRIL 2005

                    VENDOR                                   TOTAL DISBURSEMENTS
                    ------                                   -------------------
GILES FARMERS COOPERATIVE                                              132.44
GLOBAL EXCHANGE SERV                                                    95.18
HENRY E. HILDEBRAND, III                                             1,890.75
HILDRETH MANUFACTURI                                                 2,448.00
IMCO RECYCLING                                                     178,266.00
INDUSTRIAL FINISHING                                                   978.00
INTERMET                                                               492.48
J & H MACHINE TOOL I                                                   396.92
J & K INDUSTRIAL SUP                                                 3,717.99
J&J/INGAS PROPANE                                                    1,070.00
JAMIE PATTERSON                                                        800.00
JEFFERSON PILOT FINA                                                   995.98
JEFFERSON PILOT FINA                                                   493.65
JM FOREST PRODUCTS,                                                 10,926.00
JOHN NELSON                                                            657.48
JOHN-MICHAELS ENTERP                                                   578.60
KEYENCE CORP. OF AMERICA                                             1,222.00
LAKESIDE MANUFACTURI                                                31,287.52
LANDAUER                                                               271.74
LEWISBURG RUBBER AND                                                 1,408.76
LIN ROE                                                              2,500.00
LIVINGSTON AND HAVEN                                                   383.60
LOCHER, INC.                                                         2,392.50
LOC-TIGHT STORAGE                                                      190.00
MAGNA-TECH MFG. CORP.                                                  417.50
MAGNA-TECH SE.                                                       2,923.17
MANAR, INC.                                                          3,761.54
MARTIN SUPPLY CO., INC.                                              1,313.21
MCMASTER-CARR SUPPLY                                                 2,121.74
MERCER                                                               9,911.00
METOKOTE                                                             1,140.00
METOKOTE CORPORATION                                                 8,002.55
MIGUEL MEDINA                                                       10,132.53
MIKE COLLINS                                                           165.00
MIRSA                                                               14,003.88
MOTION INDUSTRIES                                                    1,321.98
NEWCO, INC.                                                         18,159.98
OAKWOOD APARTMENTS                                                   1,350.00
OTHER TO BE RECONCILED                                               1,050.00
PACKAGING FULFILLMEN                                                35,608.34
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                       610,047.84
PEREZ SERVICES INC.                                                 16,979.32
PHYLLIS GLOSSUP                                                        500.00
PHYSICIANS AND SURGE                                                    68.00
PIONEER METAL FINISH                                                   989.46
POWER CLEANING EQUIP., INC.                                          4,946.17
PRECISION MACHINERY                                                  4,075.67
PROCLEAN SUPPLIES &                                                    723.21
PTI QUALITY CONTAINMENT                                              1,806.08
PULASKI ELECTRIC, WA                                               117,768.44
PUTNAM INVESTMENTS                                                  12,746.94
QUAD STEEL CORPORATION                                               4,500.00
RANDSTAD                                                            34,275.16

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
APRIL 2005

                    VENDOR                                   TOTAL DISBURSEMENTS
                    ------                                   -------------------
RAY LUNTSFORD                                                          629.14
RICHLAND INN                                                           171.72
RICHLAND, LLC                                                        1,566.40
RIVERSBURG WELDING C                                                 6,090.00
ROBERT W. HERR                                                      14,042.03
SEC OF STATE--TN                                                        20.00
SEI ENVIROMENTAL INC                                                   735.00
SMUKA TRADING, INC                                                   5,980.10
SPECTRO ALLOYS CORP                                                784,497.41
SRI                                                                  2,139.38
ST. JOE TOOL COMPANY                                                 4,375.00
STEPHANIE WALTER                                                       780.49
STEVE ROMICK                                                           611.42
TAMMY KAY BOWEN                                                        464.12
TRANSMAN                                                            44,547.43
VIBRO/DYNAMICS CORP.                                                41,736.00
VISI-TRAK WORLDWIDE LLC                                                193.56
WATSON'S OFFICE SUPP                                                 1,197.39

                                                                $2,313,091.62

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: GANTON TECHNOLOGIES, INC.   Capacity:   ___   Shareholder
      Case Number: 04-67600                   ___   Officer
                                              ___   Director
                                              ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67601
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
INTERMET HOLDING COMPANY          )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                       /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952-2500
                                          --------------------------------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000'S)

                                                 CASE # 04-67601
                                                    INTERMET
                                                   HOLDING CO.
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
   Net Sales                                 --                 --

Cost of Goods Sold

Materials and Freight                        --                 --
Wages - Hourly                               --                 --
Wages-salary                                 --                 --
Employee Benefits and Pension                --                 --
   Repairs & Maintenance                     --                 --
Supplies                                     --                 --
Utilities                                    --                 --
Purchased Components/Services                --                 --
Income(loss) from Pattern Sales              --                 --       *Note: Intermet Holding Company is a holding company of
   Fixed Asset - (gain/loss)                 --                 --       certain foreign subsidiaries and does not itself have any
   MIS Expense                               --                 --       domestic operations. As a result, Intermet Holding
   Travel & Entertainment                    --                 --       Company's results are incorporated in the results of
   Other Variable Costs                      --                 --       Intermet Corporation foreign subsidiaries. For April,
   Depreciation & Amortization               --                 --       $395,000 of Intercompany interest was eliminated through
   Other Allocated Fixed Costs               --                 --       foreign operations and therefore not included in this
   Other Fixed Costs                         --                 --       statement.
                                            ---                ---
Cost of Goods Sold                           --                 --       Current Month   Total Since Filing

Gross Profit                                 --                 --           ($395)           ($2,736)

Plant SG&A Expense                           --                 --
SG&A Expense - Allocation (Sched 1)          --                 --
   Other Operating Expenses                  --                 --
                                            ---                ---
   Total Operating Expenses                  --                 --

   Operating Profit                          --                 --

   Outside Interest Income                   --                 --
   Outside Interest (Expense)                --                 --
   Intercompany Interest Income              --                 --
   Intercompany Interest (Expense)           --                 --
   Charges (From) Affiliates                 --                 --
   Charges To Affiliates                     --                 --
Income/Loss From European Operations         --                 --
   Other Income/(Expense)                    --                 --
                                            ---                ---
   Total Non-Operating Expenses              --                 --

   Income Before Income Taxes                --                 --

   Income Tax Expense                        --                 --

                                            ---                ---
   Net Income                                --                 --
                                            ===                ===

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         April
                                                                        ------
Officer Compensation                                                    $  189
Salary Expense other Employees                                             923
Employee Benefits and Pension                                              106
Payroll Taxes                                                               59
Other Taxes                                                                  3
Rent and Lease Expense                                                     184
Interest Expense
Insurance                                                                   62
Automobile and Truck Expense                                                14
Utilities(Gas Electric,Phone)                                               64
Depreciation                                                                87
Travel and Entertainment                                                    78
Repairs and Maintenance                                                    175
Advertising/Promotion                                                        0
Supplies, Office Expense                                                    19

OTHER:

Contributions                                                                0
Professional Fees - Audit/Tax                                              350
Bank Fees                                                                   53
Public Reporting Fees                                                       11
Employee Relocation/Training                                                17
Data Processing                                                             32
Dues and Subscriptions                                                       9
Outside Services                                                           146
Project Development Costs net of Billings                                   40
Director Fees                                                               25
Miscellaneous                                                                2
Legal Fees                                                                  28
Cost Allocation - Europe                                                   (78)
Cost Allocation - Out                                                     (140)
                                                                        ------
                                                                        $2,458
                                                                        ======

Allocation:

Wagner Castings                                                            191
Northern Castings                                                           51
Ironton Iron                                                                 0
Lynchburg Foundry                                                          193
Columbus Foundry                                                           313
Wagner Havana                                                                0
Intermet U.S. Holdings                                                     261
Cast-Matic Corp.                                                            82
Diversified Diemakers                                                      257
Ganton Technologies                                                        168
Tool Products                                                              137
Corporate                                                                  805
                                                                        ------
Total                                                                   $2,458
                                                                        ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                    CASE # 04-67601
                                                                       INTERMET
                                                                  HOLDING CO. (NOTE 1)
                                                                  --------------------
   Cash And Equivalents
   Accounts Receivable
   Short-Term Intercompany Receivables
   Inventories
   Other Current Assets                                                   --
                                                                    --------
      TOTAL CURRENT ASSETS                                                --

   Land and Buildings                                                     --
   Machinery & Equipment                                                  --
   Construction In Progress                                               --
                                                                    --------
   Total Fixed Assets                                                     --
   Accumulated Depreciation                                               --
                                                                    --------
      NET FIXED ASSETS                                                    --

   Investment In Subsidiaries                                         90,292
Investment In European Operations                                         --
   Long-Term Intercompany Receivables                                  8,246
   Deferred Taxes, Long-Term Asset
   Other Assets                                                           --
                                                                    --------
      TOTAL ASSETS                                                    98,538
                                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                                          --
Wages and Salaries  (See schedule)                                        --
Taxes Payable - (See schedule)                                            --
                                                                    --------
   TOTAL POST PETITION LIABILITIES                                        --

SECURED LIABILITIES:

SECURED BANK DEBT                                                         --

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                   --
   Accrued Tax - State                                                    --
   Accrued Property Taxes                                                 --
   Accrued Workers Comp.                                                  --
   Accrued Payroll                                                        --
Accrued Payroll Taxes                                                     --
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                --

UNSECURED LIABILITIES
Accounts Payable                                                          --
Senior & IDR Bonds                                                        --
                                                                    --------
TOTAL UNSECURED LIABILITIES                                               --

OTHER LIABILITIES

Accrued Liabilities                                                       --
Short-Term Intercompany Payables                                          --
Capital Leases                                                            --
   Retirement Benefits                                                    --
   Deferred Taxes - Long-Term Liability                                   --
   Other Long-Term Liabilities                                            --
   Long-Term Intercompany Payables                                   148,355
   Minority Interest                                                      --
                                                                    --------
   TOTAL LIABILITIES                                                 148,355

   Common Stock                                                            1
   Capital In Excess Of Par Value                                          1
Retained Earnings - Prepetition                                      (18,705)
Retained Earnings - Post Petition                                     (2,736)
Equity In European Operations
   Accumulated Translation Adjustment                                (28,378)
   Minimum Pension Liability Adjustment                                   --
   Unearned Restricted Stock                                              --
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                             (49,817)
                                                                    --------
   TOTAL LIABILITIES AND EQUITY                                     $ 98,538
                                                                    ========

Note 1: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's Foreign subsidiaries.

PERIOD ENDED: 04-30-05        INTERMET HOLDING COMPANY            CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                Balance                              Balance
                                 as of     Accrued /   Payments /     as of
                               3/31/2005    Withheld    Deposits    4/30/2005
                               ---------   ---------   ----------   ---------
Income tax withheld: Federal       $0          $0          $0           $0
Income tax withheld: State         $0          $0          $0           $0
Income tax withheld: Local         $0          $0          $0           $0
FICA Withheld                      $0          $0          $0           $0
Employers FICA                     $0          $0          $0           $0
Unemployment Tax: Federal          $0          $0          $0           $0
Unemployment Tax: State            $0          $0          $0           $0
All Other Payroll W/H              $0          $0          $0           $0
                                   $0          $0          $0           $0
State Taxes: Inc./Sales/Use
   /Excise                         $0          $0          $0           $0
Property Taxes                     $0          $0          $0           $0
                                   $0

Workers Compensation                0           0           0            0
                                  ---         ---         ---          ---

Total                              $0          $0          $0           $0

Wages and Salaries                  0           0           0            0
                                  ---         ---         ---          ---

Grand Total                        $0          $0          $0           $0
                                  ===         ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                          Period Ending: APRIL 30, 2005

                                                        INTERMET HOLDING COMPANY
                                                           Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll   Tax   Cash Coll.  Petty Cash
                                  Acct.    Acct.   Acct.     Acct.       Acct.
                                 -------  -------  -----  ----------  ----------
A. Beginning Balance              _____    _____   _____     _____       _____

B. Receipts
   (Attach separate schedule)     _____    _____   _____     _____       _____

C. Balance Available
   (A+B)                          _____    _____   _____     _____       _____

D. Less Disbursements
   (Attach separate schedule)     _____    _____   _____     _____       _____

E. Ending Balance                       N/A - COMPANY HAS NO BANK ACCOUNTS
   (C-D)

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Payroll Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Tax Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________


Date: MAY 20, 2005                      ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET HOLDING COMPANY   Capacity:   ___   Shareholder
      Case Number: 04-67601                  ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly    or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:           Weekly    or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:     Weekly    or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67604
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.           )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE # 04-67604
                                                           INTERMET
                                                           ILLINOIS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                        --                 --

Cost of Goods Sold

Materials and Freight                               --                 --
Wages - Hourly                                      --                 --
Wages-Salary                                        --                 --
Employee Benefits and Pension                       --                 --
   Repairs & Maintenance                            --                 --
Supplies                                            --                 --
Utilities                                           --                 --
Purchased Components/Services                       --                 --
Income(loss) from Pattern Sales                     --                 --
   Fixed Asset - (gain/loss)                        --                 --
   MIS Expense                                      --                 --
   Travel & Entertainment                           --                 --
   Other Variable Costs                             --                 --
   Depreciation & Amortization                      --                 --
   Other Allocated Fixed Costs                      --                 --
   Other Fixed Costs                                --                 --
                                                   ---                ---
Cost of Goods Sold                                  --                 --

Gross Profit                                        --                 --

Plant SG&A Expense                                  --                 --
SG&A Expense - Allocation (Sched 1)                 --                 --
   Other Operating Expenses                         --                 --
                                                   ---                ---
   Total Operating Expenses                         --                 --

   Operating Profit                                 --                 --

   Outside Interest Income                          --                 --
   Outside Interest (Expense)                       --                 --
   Intercompany Interest Income                     --                 --
   Intercompany Interest (Expense)                  --                 --
   Charges (From) Affiliates                        --                 --
   Charges To Affiliates                            --                 --
Income/Loss From European Operations                --                 --
   Other Income/(Expense)                           --                 --
                                                   ---                ---
   Total Non-Operating Expenses                     --                 --

   Income Before Income Taxes                       --                 --

   Income Tax Expense                               --                 --

                                                   ---                ---
   Net Income                                       --                 --
                                                   ===                ===

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                           April
                                                                          ------
Officer Compensation                                                      $  189
Salary Expense other Employees                                               923
Employee Benefits and Pension                                                106
Payroll Taxes                                                                 59
Other Taxes                                                                    3
Rent and Lease Expense                                                       184
Interest Expense
Insurance                                                                     62
Automobile and Truck Expense                                                  14
Utilities (Gas Electric, Phone)                                               64
Depreciation                                                                  87
Travel and Entertainment                                                      78
Repairs and Maintenance                                                      175
Advertising/Promotion                                                          0
Supplies, Office Expense                                                      19

OTHER:
Contributions                                                                  0
Professional Fees - Audit/Tax                                                350
Bank Fees                                                                     53
Public Reporting Fees                                                         11
Employee Relocation/Training                                                  17
Data Processing                                                               32
Dues and Subscriptions                                                         9
Outside Services                                                             146
Project Development Costs net of Billings                                     40
Director Fees                                                                 25
Miscellaneous                                                                  2
Legal Fees                                                                    28
Cost Allocation - Europe                                                     (78)
Cost Allocation - Out                                                       (140)
                                                                          ------
                                                                          $2,458
                                                                          ======

Allocation:
Wagner Castings                                                              191
Northern Castings                                                             51
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       261
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Corporate                                                                    805
                                                                          ------
Total                                                                     $2,458
                                                                          ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                 CASE # 04-67604
                                                                    INTERMET
                                                                    ILLINOIS
                                                                 ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                                     --
                                                                      -----
      TOTAL CURRENT ASSETS                                               --

Land and Buildings                                                       --
   Machinery & Equipment                                                163
   Construction In Progress                                            (163)
                                                                      -----
   Total Fixed Assets                                                    --
   Accumulated Depreciation                                              --
                                                                      -----
      NET FIXED ASSETS                                                   --

   Investment In Subsidiaries                                            --
Investment In European Operations                                        --
   Long-Term Intercompany Receivables                                    --
   Deferred Taxes, Long-Term Asset
   Other Assets                                                          --
                                                                      -----
      TOTAL ASSETS                                                       --
                                                                      =====

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
Wages and Salaries (See schedule)
Taxes Payable - (See schedule)

                                                                      -----
   TOTAL POST PETITION LIABILITIES                                       --

SECURED LIABILITIES:
SECURED BANK DEBT                                                        --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                  --
   Accrued Tax - State                                                   --
   Accrued Property Taxes                                                --
   Accrued Workers Comp.                                                 --
   Accrued Payroll                                                       --
Accrued Payroll Taxes                                                    --
                                                                      -----
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                               --

UNSECURED LIABILITIES
Accounts Payable                                                         --
Senior & IDR Bonds                                                       --
                                                                      -----
TOTAL UNSECURED LIABILITIES                                              --

OTHER LIABILITIES
Accrued Liabilities                                                      --
Short-Term Intercompany Payables                                         --
Capital Leases                                                           --
   Retirement Benefits
   Deferred Taxes - Long-Term Liability
   Other Long-Term Liabilities
   Long-Term Intercompany Payables                                      100
   Minority Interest
                                                                      -----
   TOTAL LIABILITIES                                                    100

   Common Stock                                                          --
   Capital In Excess Of Par Value                                        --
Retained Earnings - Prepetition                                        (100)
Retained Earnings - Post Petition                                         0
Equity In European Operations
   Accumulated Translation Adjustment                                    --
   Minimum Pension Liability Adjustment
   Unearned Restricted Stock
                                                                      -----
TOTAL SHAREHOLDER EQUITY                                               (100)
                                                                      -----
   TOTAL LIABILITIES AND EQUITY                                       $  --
                                                                      =====

PERIOD ENDED: 04-30-05              INTERMET ILLINOIS             CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     3/31/2005    Withheld    Deposits    4/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal             $0          $0           $0          $0
Income tax withheld: State               $0          $0           $0          $0
Income tax withheld: Local               $0          $0           $0          $0
FICA Withheld                            $0          $0           $0          $0
Employers FICA                           $0          $0           $0          $0
Unemployment Tax: Federal                $0          $0           $0          $0
Unemployment Tax: State                  $0          $0           $0          $0
All Other Payroll W/H                    $0          $0           $0          $0
                                         $0          $0           $0          $0
State Taxes: Inc./Sales/Use/Excise       $0          $0           $0          $0
Property Taxes                           $0          $0           $0          $0
                                         $0
Workers Compensation                      0           0            0           0
                                        ---         ---          ---         ---

Total                                    $0          $0           $0          $0

Wages and Salaries                        0           0            0           0
                                        ---         ---          ---         ---
Grand Total                              $0          $0           $0          $0
                                        ===         ===          ===         ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                          Period Ending: APRIL 30, 2005

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll   Tax   Cash Coll.  Petty Cash
                                  Acct.    Acct.   Acct.     Acct.       Acct.
A. Beginning Balance              _____    _____   _____     _____       _____

B. Receipts
   (Attach separate schedule)     _____    _____   _____     _____       _____

C. Balance Available
   (A+B)                          _____    _____   _____     _____       _____

D. Less Disbursements
   (Attach separate schedule)     _____    _____   _____     _____       _____

E. Ending Balance                       N/A - COMPANY HAS NO BANK ACCOUNT
   (C-D)

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Payroll Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Tax Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_______________________________________________________________________________

________________________________________________________________________________


Date: MAY 20, 2005                      ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET ILLINOIS, INC.    Capacity:   ___   Shareholder
      Case Number: 04-67604                  ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67607
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.      )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                       /s/ Robert E. Belts
                                          --------------------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952-2500
                                          --------------------------------------
                                          Title                   Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: APRIL 30, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll   Tax   Cash Coll.  Petty Cash
                                  Acct.    Acct.   Acct.     Acct.       Acct.
                                 -------  -------  -----  ----------  ----------
A. Beginning Balance              _____    _____   _____     _____       _____

B. Receipts
   (Attach separate schedule)     _____    _____   _____     _____       _____

C. Balance Available
   (A+B)                          _____    _____   _____     _____       _____

D. Less Disbursements
   (Attach separate schedule)     _____    _____   _____     _____       _____

E. Ending Balance (C-D)          ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC.
                                 IS REPORTED IN THE CONSOLIDATED COLUMBUS
                                 FOUNDRY OPERATING REPORT (CASE #04-67609).

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Payroll Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Tax Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
________________________________________________________________________________

________________________________________________________________________________


Date: MAY 20, 2005                      ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC.   Capacity:   ___   Shareholder
      Case Number: 04-67607                      ___   Officer
                                                 ___   Director
                                                 ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005  ___________________________________________
                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67598
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.       )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67598
                                                         INTERMET U.S.
                                                            HOLDING
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      5,626             42,410

Cost of Goods Sold
Materials and Freight                             2,938             15,535
Wages - Hourly                                      644              6,004
Wages-Salary                                        329              2,647
Employee Benefits and Pension                       494              3,337
   Repairs & Maintenance                            177              2,156
Supplies                                           (186)             2,565
Utilities                                           446              3,883
Purchased Components/Services                       136              1,844
Income(loss) from Pattern Sales                      --                754
   Fixed Asset - (gain/loss)                        (20)               567
   MIS Expense                                       56                375
   Travel & Entertainment                            (8)                27
   Other Variable Costs                             349              1,325
   Depreciation & Amortization                      464              3,782
   Other Allocated Fixed Costs                       --                  1
   Other Fixed Costs                                189              1,277
                                                  -----             ------
Cost of Goods Sold                                6,008             46,079

Gross Profit                                       (382)            (3,669)

Plant SG&A Expense                                   --                 --
SG&A Expense - Allocation (Sched 1)                 261              1,762
   Other Operating Expenses                          54                513
                                                  -----             ------
   Total Operating Expenses                         315              2,275

   Operating Profit                                (697)            (5,944)

   Outside Interest Income                           --                 --
   Outside Interest (Expense)                        --                 --
   Intercompany Interest Income                      --                 --
   Intercompany Interest (Expense)                 (133)              (743)
   Charges (From) Affiliates                         --                 --
   Charges To Affiliates                             --                 --
Income/Loss From European Operations                 --                 --
   Other Income/(Expense)                            --                 16
                                                  -----             ------
   Total Non-Operating Expenses                    (133)              (727)

   Income Before Income Taxes                      (830)            (6,671)

   Income Tax Expense                                --                 (1)

                                                  -----             ------
   Net Income                                      (830)            (6,670)
                                                  =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                         April
                                                                        ------
Officer Compensation                                                    $  189
Salary Expense other Employees                                             923
Employee Benefits and Pension                                              106
Payroll Taxes                                                               59
Other Taxes                                                                  3
Rent and Lease Expense                                                     184
Interest Expense
Insurance                                                                   62
Automobile and Truck Expense                                                14
Utilities (Gas Electric,Phone)                                              64
Depreciation                                                                87
Travel and Entertainment                                                    78
Repairs and Maintenance                                                    175
Advertising/Promotion                                                        0
Supplies, Office Expense                                                    19

OTHER:
Contributions                                                                0
Professional Fees - Audit/Tax                                              350
Bank Fees                                                                   53
Public Reporting Fees                                                       11
Employee Relocation/Training                                                17
Data Processing                                                             32
Dues and Subscriptions                                                       9
Outside Services                                                           146
Project Development Costs net of Billings                                   40
Director Fees                                                               25
Miscellaneous                                                                2
Legal Fees                                                                  28
Cost Allocation - Europe                                                   (78)
Cost Allocation - Out                                                     (140)
                                                                        ------
                                                                        $2,458
                                                                        ======

Allocation:
Wagner Castings                                                            191
Northern Castings                                                           51
Ironton Iron                                                                 0
Lynchburg Foundry                                                          193
Columbus Foundry                                                           313
Wagner Havana                                                                0
Intermet U.S. Holdings                                                     261
Cast-Matic Corp.                                                            82
Diversified Diemakers                                                      257
Ganton Technologies                                                        168
Tool Products                                                              137
Corporate                                                                  805
                                                                        ------
Total                                                                   $2,458
                                                                        ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67598
                                                                   INTERMET U.S.
                                                                      HOLDING
                                                                  --------------
Cash And Equivalents                                                 $      1
Accounts Receivable                                                     7,871
Short-Term Intercompany Receivables                                        21
Inventories                                                             6,599
Other Current Assets                                                      (33)
                                                                     --------
      TOTAL CURRENT ASSETS                                             14,459

Land and Buildings                                                     30,171
   Machinery & Equipment                                               62,222
   Construction In Progress                                               299
                                                                     --------
      Total Fixed Assets                                               92,692
   Accumulated Depreciation                                           (51,416)
                                                                     --------
      NET FIXED ASSETS                                                 41,276

   Investment In Subsidiaries                                              --
Investment In European Operations                                          --
   Long-Term Intercompany Receivables                                      --
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                         1,247
                                                                     --------
      TOTAL ASSETS                                                     56,982
                                                                     ========

Liabilities and Shareholder Equity

POST PETITION LIABILITIES
Accounts Payable                                                          806
Wages and Salaries (See schedule)                                         490
Taxes Payable - (See schedule)                                            549
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                      1,845

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                 (38)
   Accrued Workers Comp.                                                  473
   Accrued Payroll                                                         --
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                435

UNSECURED LIABILITIES
Accounts Payable                                                        7,853
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             7,853

OTHER LIABILITIES
Accrued Liabilities                                                     1,993
Short-Term Intercompany Payables                                            5
Capital Leases                                                             --
   Retirement Benefits                                                     --
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                             --
   Long-Term Intercompany Payables                                     21,435
   Minority Interest                                                       --
                                                                     --------
   TOTAL LIABILITIES                                                   33,566

   Common Stock                                                             5
   Capital In Excess Of Par Value                                      54,495
Retained Earnings - Prepetition                                       (24,414)
Retained Earnings - Post Petition                                      (6,670)
Equity In European Operations                                              --
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
   TOTAL SHAREHOLDER EQUITY                                            23,416
                                                                     --------
   TOTAL LIABILITIES AND EQUITY                                      $ 56,982
                                                                     ========

PERIOD ENDED: 04-30-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                 Balance                               Balance
                                  as of     Accrued /   Payments /      as of
                                3/31/2005    Withheld    Deposits     4/30/2005
                               ----------   ---------   ----------   ----------
Income tax withheld: Federal   $    1,661     ($9,625)    $ 9,792    $    1,827
Income tax withheld: State           (985)     (3,136)      3,262          (859)
Income tax withheld: Local              0           0           0             0
FICA Withheld                       5,978      (4,542)      4,752         6,188
Employers FICA                       (957)    (22,856)     17,075        (6,738)
Unemployment Tax: Federal          (1,733)          0           4        (1,729)
Unemployment Tax: State           (28,484)          0      16,096       (12,388)
All Other Payroll W/H                   0           0           0             0

State Taxes: Inc./Sales/Use
   /Excise                           (334)       (166)          0          (500)
Property Taxes                   (108,303)    (17,415)          0      (125,718)

Workers Compensation                5,785      (5,479)      9,639         9,946
                               ----------   ---------     -------    ----------

Total                           ($127,372)   ($63,219)    $60,620     ($129,971)

Wages and Salaries                 23,415     (52,463)     30,441         1,393
                               ----------   ---------     -------    ----------

Grand Total                     ($103,957)  ($115,682)    $91,061     ($128,578)
                               ==========   =========     =======    ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)    Total    0-30 Days   30-60 Days   Over 60 Days
----------------------------   -------   ---------   ----------   ------------
Accounts Payable                  ($37)      ($37)     $    0        $    0
Accounts Receivable            $59,461    $48,269      $6,900        $4,292

PERIOD ENDED: 04-30-05   INTERMET U.S. HOLDING CORP. (NEW RIVER)  CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                  Balance
                                         as of       Accrued /    Payments /      as of
                                       3/31/2005      Withheld     Deposits     4/30/2005
                                     ------------   -----------   ----------   ----------
Income tax withheld: Federal         $     16,028     ($122,250)  $  106,221   $        0
Income tax withheld: State                  6,220       (45,754)      39,534            0
Income tax withheld: Local                      0             0            0            0
FICA Withheld                              10,615       (77,259)      66,644            0
Employers FICA                             (8,492)      (71,171)      66,644      (13,020)
Unemployment Tax: Federal                 (59,745)       (2,042)      13,762      (48,025)
Unemployment Tax: State                  (162,013)       (3,426)     137,859      (27,580)
All Other Payroll W/H                     (21,831)      (46,096)      41,203      (26,724)
State Taxes: Inc./Sales/Use/Excise        (15,000)      (10,662)      10,662      (15,000)
Property Taxes                           (100,000)      (30,096)          96     (130,000)
Workers Compensation                     (142,133)      (16,874)           0     (159,007)
                                     ------------   -----------   ----------   ----------
Total                                   ($476,351)    ($425,629)  $  482,624    ($419,356)
Wages and Salaries                       (555,275)     (955,688)   1,019,876     (491,088)
                                     ------------   -----------   ----------   ----------
Grand Total                           ($1,031,627)  ($1,381,317)  $1,502,500    ($910,444)
                                     ============   ===========   ==========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
Accounts Payable               $  805,805   $  804,933   $      871    $        0
Accounts Receivable            $7,910,000   $5,800,000   $1,100,000    $1,010,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67598
                   INTERMET U.S. HOLDING (COLUMBUS MACHINING)

             ACCOUNT TYPE                      LOCKBOX 77420     DEPOSIT        AP       PR (HOURLY)   PR (HOURLY)   PR (SALARY)
               ACCOUNT #                          1477713      5401086409   2770716450    2770716443      505156      2770716633
                 BANK                             BANK ONE     STAN. FED.   STAN. FED.    STAN. FED.     BANK ONE     STAN. FED.
             ------------                      -------------   ----------   ----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                                 --             --           --          --             --            --
RECEIPTS                                           38,540        130,712           --          --             --            --
TRANSFERS IN (CORPORATE)                               --             --       23,130       9,574         13,472        43,570
DIP INFLOW                                             --             --           --          --             --            --
DISBURSEMENTS                                     (38,540)            --      (23,130)     (9,574)       (13,472)      (43,570)
TRANSFERS OUT (CORPORATE)                              --       (130,712)          --          --             --            --
DIP REPAYMENT                                          --             --           --          --             --            --
ENDING BANK BALANCE                                    --             --           --          --             --            --
                                                   ------        -------     --------       -----         ------        ------
                                                       --             --           --          --             --            --

MATERIALS & OTHER
   DISBURSEMENTS PAID FOR BY CORPORATE                                         22,117
CHECKS ISSUED                                                                      --
PAYROLL DISBURSED
   (INCLUDES PAYROLL PAID BY CORPORATE)                                        67,342
CORPORATE DEBIT MEMOS                                                           8,255
                                                                             --------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
   RECONCILIATION)                                                           $ 97,714
                                                                             ========

OUTSTANDING CHECKS AS OF MARCH 31                                              23,130
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                           --
CHECKS ISSUED DURING APRIL                                                         --
CHECK CLEARED DURING APRIL                                                    (23,130)
                                                                             --------
OUTSTANDING CHECKS AS OF APRIL 30
   (SEE OUTSTANDING CHECKLIST)                                               $     --
                                                                             ========

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
APRIL 2005

            VENDOR                                           TOTAL DISBURSEMENTS
            ------                                           -------------------
ACE INSURANCE                                                     $     6.00
ADP                                                                   162.90
ADP                                                                   162.90
ADP                                                                    70.55
AFLAC                                                                 242.00
ATMOS ENERGY                                                           14.72
BELL SOUTH                                                            236.03
COLUMBUS WATER WORKS                                                  334.73
DOWDLE GAS                                                            267.40
GEORGIA CHILD SUPPORT                                                 360.00
GLOBAL EXCHANGE SVCS                                                  120.00
ITC                                                                 2,277.89
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                       67,341.52
SOUTHERN STATES                                                     1,605.00
TRANSMAN LOGISTICS                                                 21,031.18
VERIZON WIRELESS                                                    2,395.26
W.T. HARVEY LUMBER                                                    619.69
WASTE MANAGEMENT                                                      466.24
                                                                  ----------
                                                                  $97,714.01

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 4/30/05

COLUMBUS MACHINING - BANK RECONCILIATION

Bank Balance                                                                 $--

Actual Outstanding Checks                                                     --

Unadjusted GL Balance                                                         --
                                                                             ---
                                                                             $--
                                                                             ===

Intermet Corporation and Subsidiaries
Cash Activity Analysis:
Month Ended 4/30/2005

                             MONTHLY CASH STATEMENT

                                                                                        CASE # 04-67598
                                                                               INTERMET U.S. HOLDINGS (NEW RIVER)
                                                               -----------------------------------------------------------------
                         ACCOUNT TYPE                          LOCKBOX 771170    DEPOSIT        AP      PR (HOURLY)  PR (SALARY)
                          ACCOUNT #                                291513      5401086417   2770716476   2770716468   2770716641
                             BANK                                 Bank One     Stan. Fed.   Stan. Fed.   Stan. Fed.   Stan. Fed.
                         ------------                          --------------  ----------  -----------  -----------  -----------
BEGINNING BANK BALANCE                                                   --            --           --         --           --
RECEIPTS                                                          2,726,675     2,634,230           --         --           --
TRANSFERS IN (CORPORATE)                                                 --            --    1,598,165    730,291      324,657
DIP INFLOW                                                               --            --           --         --           --
DISBURSEMENTS                                                            --            --   (1,598,165)  (730,291)    (324,657)
TRANSFERS OUT (CORPORATE)                                        (2,726,675)   (2,634,230)          --         --           --
DIP REPAYMENT                                                            --            --           --         --           --
                                                                 ----------    ----------   ----------   --------     --------
ENDING BANK BALANCE                                                      --            --           --         --           --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                        1,167,320
CHECKS ISSUED                                                                                1,969,797
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                       1,100,105
CORPORATE DEBIT MEMOS                                                                           24,129
                                                                                           -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                               $ 4,261,351
                                                                                           ===========
OUTSTANDING CHECKS AS OF MARCH 31                                                               17,474
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                                            --
CHECKS ISSUED DURING APRIL                                                                   1,969,797
CHECK CLEARED DURING APRIL                                                                  (1,598,165)
                                                                                           -----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)                              $   389,107
                                                                                           ===========

Intermet U.S. Holding, Inc.
Case No. 04-67598
At 4/30/05

New River - Bank Reconciliation

Bank Balance                                                        $        --

Actual Outstanding Checks                                            389,106.76
Misc. Reconciling Items Adjusted in May                               (4,879.56)
                                                                    -----------
                                                                     384,227.20
Unadjusted GL Balance                                                384,227.20
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

New River
Outstanding Checks
Case No. 04-67598

  DATE    CHECK    OUTSTANDING
  ----    -----    -----------
 2/8/05   103057   $    350.00
1/20/05   104413        188.93
 4/1/05   105245        360.02
 4/1/05   105251         20.00
 4/1/05   105282         14.10
4/15/05   105378        800.00
4/15/05   105379        115.47
4/22/05   105435         75.80
4/22/05   105443     12,047.75
4/22/05   105454         42.00
4/22/05   105457        867.29
4/22/05   105458        225.00
4/22/05   105481        160.00
4/29/05   105508        440.30
4/29/05   105509        990.30
4/29/05   105510        779.99
4/29/05   105511      2,130.19
4/29/05   105512        122.58
4/29/05   105513      1,708.00
4/29/05   105514        300.00
4/29/05   105515        534.34
4/29/05   105516      1,268.88
4/29/05   105518      7,310.76
4/29/05   105519        200.00
4/29/05   105520        444.00
4/29/05   105521      7,800.00
4/29/05   105522      2,770.50
4/29/05   105523        160.00
4/29/05   105527     15,830.40
4/29/05   105528        112.42
4/29/05   105529      6,531.75
4/29/05   105531         65.00
4/29/05   105532         54.00
4/29/05   105533      9,571.54
4/29/05   105534      1,303.59
4/29/05   105535        107.64
4/29/05   105536      2,300.00
4/29/05   105537        784.00
4/29/05   105538      1,470.05
4/29/05   105540        475.00
4/29/05   105541      4,438.15
4/29/05   105542        332.50
4/29/05   105543     11,134.00
4/29/05   105544         97.10
4/29/05   105545      2,205.23
4/29/05   105547        630.00
4/29/05   105548      6,258.00
4/29/05   105549        130.26
4/29/05   105550      1,009.20
4/29/05   105552        503.53
4/29/05   105553        750.00
4/29/05   105554     18,251.50
4/29/05   105555        144.99
4/29/05   105556      1,889.33
4/29/05   105557        350.00
4/29/05   105558      3,963.79
4/29/05   105559         90.88
4/29/05   105560        310.00
4/29/05   105561        690.27
4/29/05   105562      3,875.55
4/29/05   105563        398.00
4/29/05   105564      4,601.27
4/29/05   105566      4,545.97
4/29/05   105567         71.88
4/29/05   105568      5,075.95
4/29/05   105570        465.00
4/29/05   105571     22,084.32
4/29/05   105572     52,897.70
4/29/05   105581     71,240.83
4/29/05   105582     26,077.36
4/29/05   105583     59,310.65
4/29/05   105603      1,807.85
4/29/05   105604        367.49
4/29/05   105605        115.50
4/29/05   105606      2,161.12

                   $389,106.76

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
ADVANCED CARBIDE TOOL                                           $    2,933.80
AETNA US HEALTH CARE                                                14,090.43
AIR COMPLIANCE GROUP LLC                                             9,049.68
AIR PRODUCTS & CHEMICAL                                              5,009.69
AIRGAS INC                                                           1,759.94
APPLIED INDUST. TECH                                                 2,250.34
ARAMARK UNIFORM SERVICE                                                623.30
ARBON EQUIPMENT CORP.                                                  122.58
ARCET                                                                1,913.04
AT&T                                                                 2,320.90
ATCO INDUSTRIES                                                      1,708.00
ATLANTIC COAST TOYOTALIFT                                              950.00
ATMOS ENERGY                                                         5,460.73
ATMOS ENERGY MARKETING                                             113,016.09
B & S INDUSTRIAL SERVIC                                              1,540.00
BEST ONE TIRE                                                        7,297.72
BLUEFIELD GEAR & MACHINE                                             3,838.16
BOB'S REFUSE SERVICE IN                                              1,032.61
CAMPBELL COUNTY TREASURER                                              400.00
CANON FINANCIAL                                                        534.34
CARILION GILES MEMORIAL HOSP                                         1,268.88
CARILION NRV MEDICAL CENTER                                            360.02
CC METALS AND ALLOYS IN                                             22,141.87
CENTRAL VALLEY RUBBER S                                             13,871.55
CHAMPION CHISEL WORKS,                                               8,418.76
CHICAGO FREIGHT CAR LEA                                             11,744.71
CHIP OF NRV                                                            200.00
CITICORP VENDOR FINANCE                                                444.00
CITIFINANCIAL                                                          113.84
CITY OF RADFORD                                                    370,359.29
CITY OF RADFORD FORESTRY                                               800.00
COMMERCIAL STEEL ERECTI                                                500.00
COMMONWEALTH OF VIRGINIA                                               145.11
CUMMINS ATLANTIC INC.                                                  839.61
CUSTOM CONTRACTING                                                   4,150.00
CUTLER-HAMMER INC.                                                   7,800.00
DETEK INC.                                                           1,050.00
DISA GOFF, INC                                                       2,770.50
DISA INDUSTRIES, INC                                                52,897.70
DONNIE'S GARAGE                                                         75.80
DUBOIS FINISHING TECHNOLOGIES                                        3,217.50
ELKEM METALS INC.                                                   20,420.40
EMERGENCY SERVICES                                                     115.47
EMI EQUIPMENT MERCHANTS                                                 12.41
ENVIRITE OF OHIO                                                     1,807.85
ENVIRONMENTAL ENGINEERI                                                160.00
ENVIRONMENTAL OPTIONS INC.                                           2,575.00
EVANS,ROBERT D                                                          26.63
FAIRLAWN STORAGE                                                       132.00
FAULKNER IND MAINTENANC                                                367.49
FETTER FINISHING                                                    78,062.80
FIRE EQUIPMENT CO.INC.                                               1,005.50
FLINT, JEREMY                                                          111.04
FOSECO INC.                                                          6,630.00
FRENCH, LYDIA                                                          389.99
G E CAPITAL                                                         15,719.00

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
GREAT LAKES PRODUCTION SUPPORT                                      18,579.50
H.C. WADE                                                            1,399.00
HA INTERNATIONAL, LLC                                               90,137.07
HAMLEY, JEFF                                                            64.39
HARRIS RENTALS                                                          65.00
HART METALS, INC.                                                   37,400.00
HARTLEY CONTROLS CORP                                                   54.00
HEAT TREATING SERVICES                                              55,822.31
HEATH OIL LLC                                                        5,564.32
HELBLING, RICHARD H                                                    478.63
HENLEY TOOL CORP.                                                    1,860.00
HERAEUS ELECTRO NITE CO                                             13,286.52
HICKMAN, WILLIAMS AND CO                                               784.00
HIGHLAND PAGING                                                        356.59
HILL AND GRIFFITH CO.                                              125,725.53
HOMESTEAD MATERIALS HAND,                                            1,470.05
HOWELL, DOUG                                                           339.95
IBM                                                                  1,364.05
INDUSTRIAL POWDER COATI                                              3,229.13
INDUSTRIAL SUPPLY CORP                                             318,080.18
INTERNATIONAL SURFACE P                                              4,438.15
JENKINS,KURT                                                            99.79
JONES,WILLARD                                                          332.50
KEYSTONE INSULATOR-CLEANER                                           2,000.00
KOINS CORPORATION                                                   11,134.00
KWIK KAFE CO                                                           278.00
LAND TRANSPORTATION                                                  1,713.59
LINA.                                                                   74.00
LIVINGSTON AND HAVEN IN                                                331.17
LLOYD ELECTRIC CO.INC.                                              19,344.32
MARJO PLASTICS CO INC                                                1,258.18
MARSHALL WIRT & COMPANY                                              1,944.00
MCC                                                                  8,034.25
MCCOMBS, BRENT                                                         130.26
MCELROY,JOHN C                                                       1,514.08
METEC INC                                                           13,500.00
MILLER AND COMPANY LLC                                             167,449.91
MOODY,DWAYNE                                                         1,167.29
MOUNTAIN SPRINGS                                                       270.00
NATIONAL MATERIAL TRADING                                           80,878.75
NEW RIVER GLASS                                                      1,009.20
NEW RIVER RECYCLING                                                 16,539.00
NEW RIVER SOLID WASTE M                                             60,562.65
NEW RIVER VALLEY PIZZA LLC                                              63.77
NORFOLK SOUTHERN  (GA)                                             138,316.18
NORTHBEND PATTERN WORKS                                            143,342.80
NOVUS, LLC DBA: VALUELINE                                               31.15
OLVER, INC.                                                          2,000.00
OMNISOURCE CORPORATION                                             580,303.84
OMNISOURCE FT                                                       31,200.00
OWEN, JESSE                                                             30.39
PAGE, JOHN D.                                                           53.97
PATTERN SERVICES                                                     3,000.00
PEARSON, MURRAY                                                      1,618.58
PERDUE,ALVIN J                                                          53.87
PORTER WARNER INDUSTRIE                                              1,338.00
PREMIER PROPANE                                                     22,517.37
PROCHEM ANALYTICAL INCO                                                365.00

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
PROVIDENT LIFE                                                       2,228.33
PULASKI CIRCUIT COURT                                                  992.47
PULASKI GENERAL DIST CO                                                651.05
PULASKI JDR DIST COURT                                                 651.98
QUALITY EQUIPMENT DISTR                                                934.53
RADFORD COMBINED COURT                                                 411.48
RADFORD STORAGE                                                        160.00
REBECCA CONNELLY                                                     1,500.00
REDDY ICE-CASSCO                                                       120.00
RITENOUR, GINNY                                                         14.10
ROBERTS SINTO CORPORATI                                             18,251.50
SAFETY & COMPLIANCE                                                  1,200.00
SAF-GARD SAFETY SHOE CO                                                379.97
SAVEITNOW                                                            1,889.33
SAVILLE, MITCH                                                         350.00
SECURITY FORCES INC                                                 12,223.84
SECURITY SCALE SERVICE                                               2,870.56
SOUTHWESTERN VA. GAS SE                                                764.44
STONER QUALITY WATER CORP                                              301.00
T K GROUP INC                                                          690.27
THOMPSON CHRYSLER-PLYMO                                                 62.53
THOMPSON TIRE                                                        7,075.55
TJ'S TRUCK & AUTO SERVI                                              2,196.82
TOWN OF CHRISTIANSBURG                                                  95.89
TRANSMAN (FREIGHT)                                                  47,413.69
TRIPLE M MANUFACTURING, INC.                                           398.00
UNITED INDUSTRIAL SERVI                                             45,739.87
UNITED REFRACTORIES COM                                             16,858.50
UNITED WAY OF MONTGOMERY-HRLY                                          180.00
VA. DEPT OF TAXATION                                                10,347.96
VERIZON   (17577)                                                    9,096.34
VERIZON WIRELESS                                                       143.73
VICTORIA SOWERS                                                        620.00
WEBAC - GESELLSCHAFT FUR MASCH                                      67,527.52
WEDRON SILICA-FAIRMOUNT                                             30,380.95
WESTAFF USA INC.                                                        15.84
WHEELABRATOR ABRASIVES                                              24,860.00
WILLIAM A. KIBBE & ASSO                                              1,005.00
WILLIAMS SCOTSMEN                                                   22,084.32
WISE AIR, INC.                                                       3,575.00
ACE INSURANCE                                                       11,689.52
CITY OF RADFORD                                                      9,014.40
ENTERPRISE                                                             610.41
MERCER                                                               2,733.00
PROVIDENT LIFE                                                          81.46
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                     1,100,105.49

                                                                $4,261,350.94

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.   Capacity:   ___   Shareholder
      Case Number: 04-76598                     ___   Officer
                                                ___   Director
                                                ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______


CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: May 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-76598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67603
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
IRONTON IRON, INC.                )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

Intermet Corp and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67603
                                                            IRONTON
                                                             IRON
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                        --                 --

Cost of Goods Sold

Materials and Freight                               --                 --
Wages - Hourly                                      --                 --
Wages-Salary                                        --                 --
Employee Benefits and Pension                       --                 --
   Repairs & Maintenance                            --                 --
Supplies                                            --                 --
Utilities                                           --                 --
Purchased Components/Services                       --                 --
Income(loss) from Pattern Sales                     --                 --
   Fixed Asset - (gain/loss)                        --                 --
   MIS Expense                                      --                 --
   Travel & Entertainment                           --                 --
   Other Variable Costs                             --                (37)
   Depreciation & Amortization                      --                 --
   Other Allocated Fixed Costs                      --                 --
   Other Fixed Costs                                --                 --
                                                   ---               ----
Cost of Goods Sold                                  --                (37)

Gross Profit                                        --                 37

Plant SG&A Expense                                  --                 (3)
SG&A Expense - Allocation (Sched 1)                 --                 --
   Other Operating Expenses                          5                361
                                                   ---               ----
   Total Operating Expenses                          5                358

   Operating Profit                                 (5)              (321)

   Outside Interest Income                          --                 --
   Outside Interest (Expense)                       --                 --
   Intercompany Interest Income                     --                 --
   Intercompany Interest (Expense)                  --                 --
   Charges (From) Affiliates                        --                 --
   Charges To Affiliates                            --                 --
Income/Loss From European Operations                --                 --
   Other Income/(Expense)                           --                 --
                                                   ---               ----
   Total Non-Operating Expenses                     --                 --

   Income Before Income Taxes                       (5)              (321)

   Income Tax Expense                               --                 --

                                                   ---               ----
   Net Income                                       (5)              (321)
                                                   ===               ====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         ------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric, Phone)                                               64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:

Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67603
                                                                      IRONTON
                                                                       IRON
                                                                  --------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                                       --
                                                                     --------
   TOTAL CURRENT ASSETS                                                    --

Land and Buildings                                                         --
   Machinery & Equipment
   Construction In Progress
                                                                     --------
   Total Fixed Assets                                                      --
   Accumulated Depreciation
                                                                     --------
      NET FIXED ASSETS                                                     --

   Investment In Subsidiaries
Investment In European Operations                                          --
   Long-Term Intercompany Receivables
   Deferred Taxes, Long-Term Asset
   Other Assets
                                                                     --------
      TOTAL ASSETS                                                         --
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                           --
Wages and Salaries  (See schedule)                                         --
Taxes Payable - (See schedule)                                             --
                                                                     --------
      TOTAL POST PETITION LIABILITIES                                      --

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                  --
   Accrued Workers Comp.                                                  751
   Accrued Payroll                                                         --
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                751

UNSECURED LIABILITIES
Accounts Payable                                                           --
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                                --

OTHER LIABILITIES
Accrued Liabilities                                                        --
Short-Term Intercompany Payables
Capital Leases                                                             --
   Retirement Benefits                                                     --
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                             --
   Long-Term Intercompany Payables                                     33,255
   Minority Interest                                                       --
                                                                     --------
   TOTAL LIABILITIES                                                   34,006

   Common Stock                                                            --
   Capital In Excess Of Par Value                                      49,000
Retained Earnings - Prepetition                                       (82,685)
Retained Earnings - Post Petition                                        (321)
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                              (34,006)
                                                                     --------
TOTAL LIABILITIES AND EQUITY                                         $     --
                                                                     ========

PERIOD ENDED: 04-30-05             IRONTON IRON, INC.             CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                   Balance                              Balance
                                    as of     Accrued /   Payments /     as of
                                  3/31/2005    Withheld    Deposits    4/30/2005
                                  ---------   ---------   ----------   ---------
Income tax withheld: Federal          $0          $0           $0          $0
Income tax withheld: State            $0          $0           $0          $0
Income tax withheld: Local            $0          $0           $0          $0
FICA Withheld                         $0          $0           $0          $0
Employers FICA                        $0          $0           $0          $0
Unemployment Tax: Federal             $0          $0           $0          $0
Unemployment Tax: State               $0          $0           $0          $0
All Other Payroll W/H                 $0          $0           $0          $0
                                      $0          $0           $0          $0
State Taxes: Inc./Sales/Use/
   Excise                             $0          $0           $0          $0
Property Taxes                        $0          $0           $0          $0
                                      $0
Workers Compensation                   0           0            0           0
                                     ---         ---          ---         ---
Total                                 $0          $0           $0          $0

Wages and Salaries                     0           0            0           0
                                     ---         ---          ---         ---
Grand Total                           $0          $0           $0          $0
                                     ===         ===          ===         ===

                  Aging of Accounts Receivable
               and Post Petition Accounts Payable

Age in Days (Post petition)   0-30 Days   30-60 Days   Over 60 Days
----------------------------   ---------   ----------   ------------
Accounts Payable                   $0          $0            $0
Accounts Receivable                $0          $0            $0

                             MONTHLY CASH STATEMENT

                          Period Ending: APRIL 30, 2005

                                                           IRONTON IRON, INC.
                                                           Case Number: 04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General  Payroll   Tax   Cash Coll.  Petty Cash
                                  Acct.    Acct.   Acct.     Acct.       Acct.
                                 -------  -------  -----  ----------  ----------
A. Beginning Balance              _____    _____   _____     _____       _____

B. Receipts
   (Attach separate schedule)     _____    _____   _____     _____       _____

C. Balance Available
   (A+B)                          _____    _____   _____     _____       _____

D. Less Disbursements
   (Attach separate schedule)     _____    _____   _____     _____       _____

E. Ending Balance                       N/A - COMPANY HAS NO BANK ACCOUNT
   (C-D)

                 (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED
                       BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Payroll Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Tax Account:

   1.   Depository Name & Location   ___________________________________________

   2.   Account Number               ___________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________


Date: MAY 20, 2005                      ________________________________________
                                        Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: IRONTON IRON, INC.      Capacity:   ___   Shareholder
      Case Number: 04-67603               ___   Officer
                                          ___   Director
                                          ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67606
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.           )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67606
                                                           LYNCHBURG
                                                            FOUNDRY
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      8,518             55,666

Cost of Goods Sold
Materials and Freight                             3,917             25,737
Wages - Hourly                                    1,317              8,539
Wages-Salary                                        328              2,288
Employee Benefits and Pension                       629              6,182
   Repairs & Maintenance                            409              3,138
Supplies                                            675              4,059
Utilities                                           282              2,204
Purchased Components/Services                       303              1,562
Income(loss) from Pattern Sales                     (12)               (29)
   Fixed Asset - (gain/loss)                         --                (42)
   MIS Expense                                       42                258
   Travel & Entertainment                             1                  8
   Other Variable Costs                             273              3,032
   Depreciation & Amortization                      213              1,496
   Other Allocated Fixed Costs                       --                 (2)
   Other Fixed Costs                                162                866
                                                  -----             ------
Cost of Goods Sold                                8,539             59,296

Gross Profit                                        (21)            (3,630)

Plant SG&A Expense                                   --                 --
SG&A Expense - Allocation (Sched 1)                 193              1,309
   Other Operating Expenses                          --                270
                                                  -----             ------
   Total Operating Expenses                         193              1,579

   Operating Profit                                (214)            (5,209)

   Outside Interest Income                           --                 --
   Outside Interest (Expense)                        --                 --
   Intercompany Interest Income                      --                 --
   Intercompany Interest (Expense)                 (101)              (429)
   Charges (From) Affiliates                         --                 --
   Charges To Affiliates                             --                 --
Income/Loss From European Operations                 --                 --
   Other Income/(Expense)                             2                  8
                                                  -----             ------
   Total Non-Operating Expenses                     (99)              (421)

   Income Before Income Taxes                      (313)            (5,630)

   Income Tax Expense                                --                 --
                                                  -----             ------
   Net Income                                      (313)            (5,630)
                                                  =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                           April
                                                                          ------
Officer Compensation                                                      $  189
Salary Expense other Employees                                               923
Employee Benefits and Pension                                                106
Payroll Taxes                                                                 59
Other Taxes                                                                    3
Rent and Lease Expense                                                       184
Interest Expense
Insurance                                                                     62
Automobile and Truck Expense                                                  14
Utilities(Gas Electric, Phone)                                                64
Depreciation                                                                  87
Travel and Entertainment                                                      78
Repairs and Maintenance                                                      175
Advertising/Promotion                                                          0
Supplies, Office Expense                                                      19

OTHER:
Contributions                                                                  0
Professional Fees - Audit/Tax                                                350
Bank Fees                                                                     53
Public Reporting Fees                                                         11
Employee Relocation/Training                                                  17
Data Processing                                                               32
Dues and Subscriptions                                                         9
Outside Services                                                             146
Project Development Costs net of Billings                                     40
Director Fees                                                                 25
Miscellaneous                                                                  2
Legal Fees                                                                    28
Cost Allocation - Europe                                                     (78)
Cost Allocation - Out                                                       (140)
                                                                          ------
                                                                          $2,458
                                                                          ======

Allocation:
Wagner Castings                                                              191
Northern Castings                                                             51
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       261
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Corporate                                                                    805
                                                                          ------
Total                                                                     $2,458
                                                                          ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67606
                                                                     LYNCHBURG
                                                                      FOUNDRY
                                                                  --------------
Cash And Equivalents                                                 $     --
Accounts Receivable                                                     6,975
Short-Term Intercompany Receivables                                         3
Inventories                                                             3,904
Other Current Assets                                                      327
                                                                     --------
      TOTAL CURRENT ASSETS                                             11,209

Land and Buildings                                                     19,915
   Machinery & Equipment                                               53,034
   Construction In Progress                                                47
                                                                     --------
   Total Fixed Assets                                                  72,996
   Accumulated Depreciation                                           (58,807)
                                                                     --------
      NET FIXED ASSETS                                                 14,189

   Investment In Subsidiaries                                              --
Investment In European Operations                                          --
   Long-Term Intercompany Receivables                                   3,361
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                           433
                                                                     --------
      TOTAL ASSETS                                                     29,192
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                          819
Wages and Salaries (See schedule)                                         324
Taxes Payable - (See schedule)                                            297
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                      1,440

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                  --
   Accrued Workers Comp.                                                1,990
   Accrued Payroll                                                         --
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              1,990

UNSECURED LIABILITIES
Accounts Payable                                                        7,608
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                             7,608

OTHER LIABILITIES
Accrued Liabilities                                                     2,214
Short-Term Intercompany Payables                                            4
Capital Leases                                                             --
   Retirement Benefits                                                    859
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                          2,296
   Long-Term Intercompany Payables                                         --
   Minority Interest                                                       --
                                                                     --------
   TOTAL LIABILITIES                                                   16,411

   Common Stock                                                            --
   Capital In Excess Of Par Value                                          --
Retained Earnings - Prepetition                                        18,411
Retained Earnings - Post Petition                                      (5,630)
Equity In European Operations                                              --
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               12,781
                                                                     --------
   TOTAL LIABILITIES AND EQUITY                                      $ 29,192
                                                                     ========

PERIOD ENDED: 4-30-05   LYNCHBURG FOUNDRY (ARCHER CREEK)          CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                    Balance                                 Balance
                                     as of      Accrued /    Payments /     as of
                                   03/31/05      Withheld     Deposits     04/30/05
                                  ----------   -----------   ----------   ----------
Income tax withheld: Federal      $        0   ($  200,804)  $  200,804   $        0
Income tax withheld: State                 0       (77,891)      77,891            0
Income tax withheld: Local                 0             0            0            0
FICA Withheld                              0      (126,572)     126,572            0
Employers FICA                       (15,814)     (132,296)     127,326      (20,784)
Unemployment Tax: Federal            (29,636)         (353)      27,002       (2,986)
Unemployment Tax: State             (238,606)      (27,365)     257,219       (8,752)
All Other Payroll W/H                (32,152)      (83,289)      81,538      (33,903)

State Taxes: Inc./Sales/Use
   /Excise                           (51,934)            0        1,496      (50,438)
Property Taxes                       (71,020)      (25,262)           0      (96,282)

Workers Compensation                 (43,467)      (31,750)      40,872      (34,344)
                                  ----------   -----------   ----------   ----------
Total                              ($482,629)  ($  705,582)  $  940,720    ($247,491)

Wages and Salaries                  (184,413)   (1,403,921)   1,263,873     (324,461)
                                  ----------   -----------   ----------   ----------
Grand Total                        ($667,042)  ($2,109,503)  $2,204,594    ($571,952)
                                  ==========   ===========   ==========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  818,939   $  818,939     $    0       $      0
Accounts Receivable            $7,363,542   $7,123,485     $4,770       $235,287

PERIOD ENDED: 04-30-05         LYNCHBURG FOUNDRY (RADFORD)        CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     3/31/2005    Withheld    Deposits    4/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         $       0     ($1,165)    $1,165     $       0
Income tax withheld: State                   0        (514)       514             0
Income tax withheld: Local                   0           0          0             0
FICA Withheld                                0        (822)       822             0
Employers FICA                               0        (822)       822             0
Unemployment Tax: Federal                    0           0          0             0
Unemployment Tax: State                      0           0          0             0
All Other Payroll W/H                        0        (295)       295             0

State Taxes: Inc./Sales/Use/Excise           0           0          0             0
Property Taxes                         (40,491)    (10,000)         0       (50,491)

Workers Compensation                         0           0          0             0
                                     ---------    --------     ------     ---------

Total                                 ($40,491)   ($13,619)    $3,619      ($50,491)

Wages and Salaries                           0           0          0             0
                                     ---------    --------     ------     ---------

Grand Total                           ($40,491)   ($13,619)    $3,619      ($50,491)
                                     =========    ========     ======     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)   Total   0-30 Days   30-60 Days   Over 60 Days
----------------------------   -----   ---------   ----------   ------------
Accounts Payable                 $0        $0          $0            $0
Accounts Receivable              $0        $0          $0            $0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67606
                       LYNCHBURG FOUNDRIES - ARCHER CREEK

            ACCOUNT TYPE                  LOCKBOX 77314        DEPOSIT         AP       PR (HOURLY)   PR (SALARY)
              ACCOUNT #                      1599583         5401086466    2770716393    2770716385    2770716690
                BANK                   Bank One - Inactive   Stan. Fed.    Stan. Fed.    Stan. Fed.    Stan. Fed.
            ------------               -------------------   ----------   -----------   -----------   -----------
BEGINNING BANK BALANCE                          --                   --            --           --           --
RECEIPTS                                        --            5,341,028            --    1,634,346           --
TRANSFERS IN (CORPORATE)                        --                   --     1,787,239           --      333,573
DIP INFLOW                                      --                   --            --           --           --
DISBURSEMENTS                                   --                  (12)   (1,787,239)  (1,634,346)    (333,573)
TRANSFERS OUT (CORPORATE)                       --           (5,341,016)           --           --           --
DIP REPAYMENT                                   --                   --            --           --           --
                                               ---           ----------    ----------   ----------     --------
ENDING BANK BALANCE                             --                   --            --           --           --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                       3,163,419
CHECKS ISSUED                                                               2,021,357
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                      2,083,196
CORPORATE DEBIT MEMOS                                                          19,193
                                                                          -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)              $ 7,287,166
                                                                          ===========

OUTSTANDING CHECKS AS OF MARCH 31                                             136,325
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                           --
CHECKS ISSUED DURING APRIL                                                  2,021,357
CHECK CLEARED DURING APRIL                                                 (1,787,239)
                                                                          -----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)             $   370,443
                                                                          ===========

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 4/30/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                                         $        --
Actual Outstanding Checks                                             370,443.47
Unadjusted GL Balance                                                 370,443.47
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
 10/8/04   15418   $     28.35
 10/8/04   15419         85.61
 10/8/04   15421         28.35
10/11/04   15430         52.67
10/14/04   15447         42.76
10/15/04   15452        296.64
10/22/04   15555          48.5
  3/4/05   18095          64.9
  4/8/05   18913        278.79
  4/8/05   18949          1500
  4/8/05   18953          1500
  4/8/05   18987         868.6
 4/11/05   18995       3221.32
 4/12/05   19012        3239.7
 4/12/05   19017          2654
 4/12/05   19035           386
 4/12/05   19038           150
 4/12/05   19039           150
 4/15/05   19134        172.55
 4/15/05   19141          2600
 4/15/05   19142          2600
 4/15/05   19143          2600
 4/15/05   19161       3381.84
 4/15/05   19164          1150
 4/15/05   19165           260
 4/15/05   19177         58.95
 4/19/05   19212       1212.42
 4/19/05   19213       1212.42
 4/19/05   19216         61.25
 4/19/05   19217         15.63
 4/19/05   19219           324
 4/19/05   19220         11.72
 4/19/05   19221         498.7
 4/19/05   19222         11.79
 4/19/05   19223        341.77
 4/19/05   19224         14.31
 4/19/05   19225           124
 4/19/05   19226            27
 4/19/05   19227        861.12
 4/19/05   19232         178.8
 4/21/05   19243        125.12
 4/22/05   19253        112.67
 4/22/05   19259       8549.49
 4/22/05   19263        380.51
 4/22/05   19273        846.63
 4/22/05   19276          3500
 4/22/05   19280          8.99
 4/22/05   19291       1154.48
 4/22/05   19294          3294
 4/22/05   19298        291.75
 4/22/05   19316         115.8
 4/22/05   19317         16.22
 4/22/05   19328         160.8
 4/22/05   19329         150.4
 4/22/05   19330           956
 4/22/05   19331        913.54
 4/22/05   19332           182
 4/25/05   19337         60.88
 4/25/05   19339         14406
 4/25/05   19340       1891.25
 4/25/05   19342        5932.5
 4/25/05   19343           350
 4/26/05   19344         192.3
 4/26/05   19350         502.5
 4/26/05   19351        371.98
 4/26/05   19355        210.07
 4/26/05   19358        1124.7
 4/26/05   19359           250
 4/26/05   19360           100
 4/26/05   19361        265.22
 4/26/05   19365           150
 4/26/05   19371         578.1
 4/26/05   19372         23.45
 4/26/05   19373        253.44
 4/26/05   19374        778.02
 4/26/05   19375        121.32
 4/26/05   19376        374.45
 4/26/05   19377        472.26
 4/26/05   19380          79.9
 4/26/05   19381          69.4
 4/26/05   19382             6
 4/26/05   19388          2700
 4/26/05   19391        365.93
 4/26/05   19392        194.44
 4/26/05   19393        267.78
 4/27/05   19395       1408.44
 4/27/05   19396      30612.75
 4/28/05   19397       2167.33
 4/28/05   19398         14406
 4/28/05   19399        509.72
 4/29/05   19400            75
 4/29/05   19401        118.66
 4/29/05   19402       10804.5
 4/29/05   19403           380
 4/29/05   19404        8630.4
 4/29/05   19405           936
 4/29/05   19409       1197.92
 4/29/05   19410         650.2
 4/29/05   19411       1693.65
 4/29/05   19412         84.25
 4/29/05   19413        346.83
 4/29/05   19414       6270.52
 4/29/05   19415        333.35
 4/29/05   19416        560.24
 4/29/05   19417       3997.72
 4/29/05   19418        876.65
 4/29/05   19419       2364.27
 4/29/05   19420        515.94
 4/29/05   19421        261.79
 4/29/05   19422          1814
 4/29/05   19423        921.54
 4/29/05   19424          3500
 4/29/05   19425        292.57
 4/29/05   19426           177
 4/29/05   19427         982.5
 4/29/05   19428           411
 4/29/05   19429       1693.26
 4/29/05   19430        533.71
 4/29/05   19431        214.95
 4/29/05   19432      13010.53
 4/29/05   19433       1302.65
 4/29/05   19434          46.1
 4/29/05   19435        396.13
 4/29/05   19436        143.15
 4/29/05   19437           541
 4/29/05   19438         218.1
 4/29/05   19439        331.25
 4/29/05   19440        508.92
 4/29/05   19441       3861.55
 4/29/05   19442        771.54
 4/29/05   19443            85
 4/29/05   19444       7828.32
 4/29/05   19445        350.85
 4/29/05   19446        332.83
 4/29/05   19447       4158.85
 4/29/05   19448          1720
 4/29/05   19449      23360.01
 4/29/05   19450        296.06
 4/29/05   19451        617.77
 4/29/05   19452       4775.53
 4/29/05   19453          3450
 4/29/05   19454         64.74
 4/29/05   19455           220
 4/29/05   19456        2165.1
 4/29/05   19457           639
 4/29/05   19458         92.38
 4/29/05   19459        558.92
 4/29/05   19460           749
 4/29/05   19461        146.28
 4/29/05   19462         59.25
 4/29/05   19463        136.33
 4/29/05   19464           207
 4/29/05   19465       7125.25
 4/29/05   19466         99.23
 4/29/05   19467      10844.39
 4/29/05   19468            22
 4/29/05   19469          92.3
 4/29/05   19470         216.5
 4/29/05   19471        880.85
 4/29/05   19472        516.99
 4/29/05   19473       2415.64
 4/29/05   19474           600
 4/29/05   19475        619.87
 4/29/05   19476        140.17
 4/29/05   19477       4057.36
 4/29/05   19478            75
 4/29/05   19479            50
 4/29/05   19480        230.45
 4/29/05   19481       3229.33
 4/29/05   19484        239.12
 4/29/05   19485            64
 4/29/05   19486         50.16
 4/29/05   19487          16.5
 4/29/05   19488        243.15
 4/29/05   19489        137.82
 4/29/05   19490          1120
 4/29/05   19491        226.63
 4/29/05   19492        450.01
 4/29/05   19493           254
 4/29/05   19494           254
 4/29/05   19495       1852.93
 4/29/05   19496        186.75
 4/29/05   19497         73446
 4/29/05   19498       2122.56
 4/29/05   19499        512.96

                   $370,443.47

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
ACE INSURANCE                                                   $   12,136.38
AT&T                                                                    90.08
COMPUWARE                                                              397.00
ENTERPRISE                                                             590.80
FEDERAL RESERVE                                                        500.00
MERCER                                                               5,397.00
PROVIDENT LIFE                                                          81.46
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                     2,083,196.45
AC CONTROLS CO                                                       1,284.36
ACTION MACHINERY                                                     3,809.37
ADAMS MOTOR CO                                                         299.27
ADVANCED CARBIDE TOOL                                                7,875.60
ADVANCED CONTROL PRODUCTS                                              275.24
AEA TECHNOLOGY                                                         346.18
AETNA U.S. HEALTHCARE                                               14,868.28
AFP INDUSTRIES                                                       1,375.48
AG JEFFERSON                                                         1,870.10
AGFA NDT, INC                                                        1,329.84
AIR PRODUCTS AND CHEMICALS                                           3,387.87
AIRGAS MID-AMERICA                                                   1,717.09
ALABAMA BY-PRODUCTS                                                546,982.87
ALCATEL VACUUM PRODUCTS, INC                                         2,654.00
ALLOR MFG                                                            1,379.50
ALLTEL                                                                 291.75
ALPHA OMEGA RESOURCES                                                2,649.60
AMERICAN CANCER SOCIETY                                                300.00
AMERICAN ELECTRIC MOTORS                                             6,468.69
AMERIGAS - LYNCHBURG-MONROE                                         15,965.93
AMHERST COUNTY EDUCATION                                               220.00
AMX PERFORMANCE CO                                                     755.00
APPALACHIAN POWER CO                                               186,352.63
APPLIED IND. TECHNOLOGIES                                           27,075.27
APPOMATTOX FORD/MERCURY                                                118.66
APPOMATTOX GLASS & STOREFRONT                                          150.00
ARAMARK UNIFORM SERVICES                                             5,915.00
ARCET EQUIPMENT                                                      2,406.65
ARTISAND                                                               502.50
ASC INDUSTRIES                                                         560.24
AT&T                                                                 1,558.37
ATLANTIC COAST TOYOTALIFT                                            9,067.35
ATL-EAST TAG & LABEL                                                 1,857.36
ATMOSPHERE ANNEALING                                                 3,083.04
AUTOCOM MANUFACTURING                                              275,514.75
AUTOMATION DIRECT COM, INC                                             159.00
AUTOMATION SYSTEMS INTERCONNECT, INC                                    35.66
AUTOTECH SYSTEMS                                                     1,301.63
BANKS COMPANY                                                        1,347.83
BARKER-JENNINGS                                                      8,240.02
BEARDSLEY & PIPER                                                    6,218.00
BEST ACCESS SYSTEMS                                                    142.80
BFI                                                                 34,839.99
BMG METALS                                                          19,829.72
BOND, CYNTHIA GALLIER                                                  461.90
BOULEVARD PROPERTIES                                                   821.25
BOXLEY AGGREGATES                                                    1,253.97
BRAMMER SAFETY SUPPLY                                               14,174.97
BRC COMPANY                                                         31,913.77
BRENNTAG SOUTHEAST                                                   1,020.44

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
C ARTHUR WEAVER                                                        515.94
C&C TOOL & SUPPLY                                                      683.73
C. A. TOOLING                                                        4,500.00
CAMPBELL-PAYNE                                                       1,095.60
CANDLER OIL                                                         48,047.72
CAPP, INC.                                                           1,506.18
CARCO INC                                                              394.84
CASTEC, INC                                                            361.57
CC METALS & ALLOYS                                                 170,647.72
CELADON TRUCKING SERVICES, INC                                         150.00
CENTRA HEALTH                                                        1,640.42
CENTRAL VA INDUSTRIES                                                1,120.63
CHAMPION CHISEL WORKS                                                4,751.00
CHARITY GAMES                                                           78.74
CHEMICALS & SOLVENTS                                                   404.95
CHICAGO FREIGHT CAR LEASING                                         22,136.95
CIMTEC AUTOMATION                                                      504.53
COLUMBIA GAS                                                        14,254.11
COLUMBIA MARKING TOOLS                                                 314.12
COMMERICAL STEEL ERECTION                                            2,150.00
COMMONWEALTH CONTROLS                                                  921.54
COMPRESSOR ENGINEERING CORP                                             76.88
CONSUMER DORIN ADAMS                                                30,768.75
CONTROL CHIEF CORP                                                     814.23
CONTROL CORP OF AMERICA                                              2,346.82
CROSS SALES & ENGINEERING                                              777.85
CSXT                                                                74,115.00
CVS #3502                                                              406.63
DELTA AUTOMATION                                                     1,320.61
DETEK                                                                1,654.00
DICK HARRIS & SON TRUCK                                              2,642.42
DIKE-O-SEAL                                                            819.57
DM&E RAILROAD                                                       46,686.84
DODSON BROS. EXTERMINATING                                             177.00
DOMINION METALLURGICAL                                                 485.08
DOUGHERTY EQUIPMENT COMPANY                                          3,472.57
DUKE PBMT-OSRH                                                         250.00
EASTERN N D T INC                                                       63.62
ECK SUPPLY                                                          15,368.59
ECONOMY ENERGY, LLC                                                 90,360.00
EDUCATIONAL RESOURCES                                                  288.00
ELECOM INC                                                             670.60
ELECTRIC MELTING                                                    73,868.60
ELECTRONICS REPAIR CENTER                                            2,684.00
ELECTRO-NITE CO                                                        270.00
ELKEM METALS                                                        56,212.39
ELLIOTT'S MILITARY SURPLUS                                             101.50
ELLIS, EDDIE                                                           100.00
ELY CRANE AND HOIST                                                  4,768.45
EMEDCO                                                                 232.50
ENGINEERING CHEMISTRY                                                2,403.00
ENVIRONMENTAL RESOURCE CENTER                                          749.00
EQUIPMENT MERCHANTS, INTL                                               45.75
EUTECTIC CORPORATION                                                   356.08
EXCEL TECHNOLOGIES                                                     151.00
FAMILY SUPPORT REGISTRY                                                731.40
FEI LYNCHBURG #75                                                      132.23
FERBEE-JOHNSON CO                                                   10,991.58
FIRE & SAFETY EQUIPMENT                                                508.57

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
FOLKS, MELANIE                                                          50.00
FOSECO                                                              61,745.04
FOSTER ELECTRIC CO                                                   1,684.41
FRANKLIN, LYLE T.                                                      100.00
FREEMAN MFG & SUPPLY                                                 1,854.74
G E SUPPLY                                                           1,545.01
G.E. CAPITAL                                                         7,228.00
GENERAL KINEMATICS                                                  15,770.28
GILMER SUPPLY                                                        1,490.98
GIVENS, RICHARD                                                        179.21
GLOBAL STONE JAMES RIVER                                             8,000.00
GLOBE METALLURGICAL                                                195,604.20
GOODMAN, DENNIS M.                                                     136.33
HA INTERNATIONAL                                                    41,139.45
HACH CHEMICAL COMPANY                                                  268.85
HAJOCA CORPORATION                                                     905.18
HAMILTON AIR CONVEYORS CO, INC                                       2,539.89
HARBISON-WALKER REFRACTORIES                                        17,484.42
HAUCK MFG                                                              533.71
HELEN P. PARRISH                                                       414.00
HELWIG CARBON, INC                                                      73.04
HERAEUS ELECTRO-NITE CO                                             15,188.70
HERBERT L. BESKIN                                                   16,833.33
HI TECH MACHINING, LLC                                              29,508.91
HILL AND GRIFFITH                                                   65,021.40
HOPKINS, WILLIAM D                                                     265.22
HUBBELL INDUSTRIAL CONTROLS                                          1,757.38
I.A.M. NATIONAL PENSION FUND                                         1,802.15
IFS INDUSTRIES                                                       7,287.50
IKEY                                                                    59.00
INDUSTRIAL CONTROLS                                                  1,286.21
INDUSTRIAL SUPPLY CORP                                              16,302.34
INGE, DAPHNE                                                           124.56
INGERSOLL-RAND CO                                                      168.50
INTEGRATED MOTION                                                      125.12
INTERNATIONAL ASSOC                                                    432.00
INTERNATIONAL QUALITY CONTROL                                        5,690.00
ISCO                                                                    91.50
JACKSON WANDA K                                                        496.15
JAMES D. ENGLISH                                                    25,399.77
JAMES RIVER EQUIPMENT                                                  934.57
JAMES T. DAVIS                                                          15.96
JDN LEASING                                                          3,500.00
JEFFERSON FOREST BAND BOOSTERS                                          75.00
JEFFERSON GALLERIES                                                  3,559.97
JESUS BARAJAS CARLOS                                                 2,962.86
JFHS DRAMA CLUB                                                        300.00
JOBE& COMPANY                                                          282.72
JOHNS, JERRY                                                            22.00
JOHNSON DIVERSE/DUBOIS                                               3,217.50
KATHRYN'S FLOWER SHOP                                                   51.25
KEETER-DIXON-PEARRE                                                    370.00
KENT RUDBECK                                                         1,008.05
KINDT COLLINS CO                                                       495.91
KING TESTER CORP                                                        96.91
LAND TRANSPORTATION                                                    980.00
LAWRENCE EQUIPMENT                                                      50.88
LEWIS SYSTEMS INC.                                                   3,156.61
LEWIS, ANGELA V.                                                       461.50

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
LINA                                                                   433.00
LINTERN CORP                                                           143.15
LIVINGSTON AND HAVEN                                                 2,266.52
LOWE'S HOME CENTERS, INC                                               158.00
LYNCHBURG COLLEGE                                                    1,500.00
LYNCHBURG GARAGE DOOR                                                2,700.00
MAGNETEK INDUSTRIAL CONTROLS                                           950.00
MARTINDALE ELECTRIC COMPANY                                             61.62
MASTER GAGE & TOOL CO                                                1,900.00
MAXIM SYSTEMS                                                        1,665.00
MAYBERRY, SUSIE                                                        880.34
MCBRIDE BLACKBURN OPTICIANS                                            541.00
MCI COMM SERVICE                                                        23.82
MCMASTER-CARR SUPPLY                                                   530.97
MEDICAL ASSOCIATES OF CENTRAL VA                                       350.00
MEDTRONIC                                                              331.25
METAL MARKER MFG                                                     2,019.71
METSO MINERALS IND                                                   5,274.50
MOORE, KEVIN                                                            51.73
MOORE'S MACHINE CO                                                  17,278.25
MOREHOUSE INSTRUMENT CO                                                508.92
MORRIS MATERIAL HANDLING                                             1,579.64
NATIONAL AUTO PARTS                                                    105.00
NATIONAL MATERIAL TRADING                                           81,245.86
NEWARK INONE                                                           124.36
NIGHT OWLS BOWLING LEAGUE                                              300.00
NORTHERN TOOL & EQUIPMENT CO                                             8.99
OAKRIDGE TOYOTA, INC                                                   880.85
OMEGA ENGINEERING, INC                                                 179.92
OMNISOURCE FT WAYNE                                              1,733,094.02
OSBORNE INTERNATIONAL                                                  430.20
PALLETONE OF VA                                                      5,399.10
PATCHELL, KENNETH R.                                                    73.42
PEARSON EQUIPMENT                                                       60.00
PIEDMONT FOUNDRY SUPPLY                                            112,696.35
PITNEY BOWES PURCHASE POWER                                          2,775.99
PORTER WARNER IND                                                   32,754.98
POTOMAC ENVIRONMENTAL                                                3,861.55
PRECISION HYDRAULICS CO                                             15,148.55
PRIMETRADE                                                          (7,311.45)
PROCHEM ANALYTICAL                                                     845.00
PRODUCT ACTION                                                       9,315.87
PROFORMA                                                             3,194.05
PROVIDENT LIFE & ACCIDENT                                            4,831.28
QSI, INC                                                               219.28
R.I. LAMPUS                                                         81,646.80
RAMSEY, MARTHA                                                         100.00
REBECCA B. CONNELLY                                                  1,350.00
RED HILL GRINDING WHEEL                                              1,120.00
REI CONSULTANTS                                                      1,179.75
REXEL                                                                  187.32
RICHMOND SECURITY SERVICES                                           9,837.15
ROBERTS CORPORATION                                                     60.88
ROBERTS SINTO CORP                                                      99.95
ROBIN F. JEFFERSON, TRE                                                162.00
ROSE OFFICE SYSTEMS                                                    640.00
ROSS ENGINEERING                                                       220.00
RSC                                                                  5,697.65
SCHAEFER BRUSH MFG                                                     892.13

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
SERVICE FIRST                                                          155.20
SERVICE PRINTING                                                       386.00
SHANAFELT MFG                                                        2,397.69
SHANER'S AUTO SERVICE, INC                                             176.87
SIMMS, DAVID                                                           350.40
SMITH SERVICES                                                      11,439.66
SOCIETY FOR HUMAN RESOURCE MGT                                         160.00
SOUTHEAST SERVICE SUPPLY                                             1,851.25
SOUTHERN GRAPHICS & SUPPLY                                              65.00
SOUTHERN MAINTENANCE SUPPLY                                          2,548.90
SPECIAL K LANDSCAPING                                                4,100.00
SPECIALTY FOUNDRY PRODUCTS                                          14,263.20
SPRAYING SYSTEMS                                                       504.77
STANDARD GAUGE ENGINEERING                                          14,685.00
STERICYCLE INC                                                         444.80
SUNBELT RENTALS                                                      1,891.25
SUPERIOR GRAPHITE                                                   24,153.76
T K GROUP, INC                                                         619.87
TEMPLETON'S MKT                                                      1,110.88
TENNANT COMPANY                                                        339.60
THE MASA CORP                                                       11,082.40
THE PRESBYTERIAN HOME                                                   50.00
THOMPSON TRUCKING                                                   54,929.26
THYSSENKRUPP SPECIALTY STEELS                                        1,738.78
TICE - ANDERSON, PATSY                                                 312.72
TIME TECHNOLOGIES                                                       96.45
TORRENCE PLUMBING                                                    5,160.39
TRANSMAN                                                            20,558.09
TREASURER OF VA                                                     18,978.17
TUCKER, DAVID                                                        3,221.40
TUSCOLA SAGINAW BAY RAILWAY                                         70,407.96
UMETCO INC                                                          10,290.00
UNITED HYDRAULICS INC                                               26,743.13
UNITED WAY OF CENTRAL VA                                             4,544.23
VA CAROLINA BELTING                                                 27,293.18
VA DEPT OF TAX                                                       2,006.91
VA FLUID POWER                                                         150.00
VALLEY FASTENERS                                                     3,793.45
VBS                                                                  1,191.62
VERIZON                                                              2,559.74
VIPER SCREW, INC                                                       805.00
VIRGINIA GEOTECHNICAL SERVICES                                       5,973.27
VIRGINIA METAL SERVICE                                                 475.62
VIRGINIA TECH                                                        1,500.00
W.E.L. ENTERPRISES                                                  22,135.50
WEBSTER INDUSTRIES, INC                                                408.19
WENDT DUNNINGTON                                                       278.94
WEXFORD SAND COMPANY                                                28,156.15
WHEELABRATOR ABRASIVES                                              62,905.77
WILEY & WILSON                                                       6,800.01
WILLIAMS, CLARENCE                                                   6,721.44
WILSON WELDING CO                                                   20,700.00
WOMEN'S HEALTH SERVICES                                                230.45
WOOLDRIDGE HEATING & AIR                                               275.00
XEROX CORPORATION                                                    2,491.52
XPEDX                                                                9,385.30
                                                                -------------
                                                                $7,287,165.89

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

                                CASE NO. 04-67606
                     LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)

               ACCOUNT TYPE            LOCKBOX 77307   DEPOSITORY            AP               PR (HOURLY)       PR (SALARY)
                 ACCOUNT #                1599413      5401086474        2770716419            2770716401        2770716708
                   BANK                   Bank One      Stan Fed    Stan Fed - Inactive   Stan Fed - Inactive     Stan Fed
               ------------            -------------   ----------   -------------------   -------------------   -----------
BEGINNING BANK BALANCE                       --             --               --                    --                --
RECEIPTS                                     --             --               --                    --                --
TRANSFERS IN (CORPORATE)                     --             --               --                    --                --
DIP INFLOW                                   --             --               --                    --                --
DISBURSEMENTS                                --             --               --                    --                --
TRANSFERS OUT (CORPORATE)                    --             --               --                    --                --
DIP REPAYMENT                                --             --               --                    --                --
                                            ---            ---              ---                   ---               ---
ENDING BANK BALANCE                          --             --               --                    --                --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                         --
CHECKS ISSUED BY CORPORATE                                                48,609
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                        --
CORPORATE DEBIT MEMOS                                                     12,321
                                                                         -------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)             $60,931
                                                                         =======

NOTE 1: Radford's payroll is consolidated with the Corporate payroll due to immateriality

NOTE 2: Radford's disbursements are paid and allocated by Corporate.

RADFORD FOUNDRY                                                CASE NO. 04-67606
CASH DISBURSEMENTS
APRIL 2005

         VENDOR                                              TOTAL DISBURSEMENTS
         ------                                              -------------------
AETNA                                                             $ 5,296.95
CITY OF RADFORD                                                    13,667.04
CUSTOM CONTRACTING, INC                                            41,884.00
LINA (FORMERLY CIGNA)                                                   8.00
NORFOLK SOUTHERN                                                       25.00
PROVIDENT LIFE                                                         49.59
                                                                  ----------
                                                                  $60,930.58

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: LYNCHBURG FOUNDRY, INC.    Capacity:   ___   Shareholder
      Case Number: 04-67606                  ___   Officer
                                             ___   Director
                                             ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67608
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.           )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Opening Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67608
                                                           NORTHERN
                                                           CASTINGS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                         1,749             11,005

Cost of Goods Sold
Materials and Freight                               400              3,055
Wages - Hourly                                      235              1,580
Wages-Salary                                         85                575
Employee Benefits and Pension                         3                713
Repairs & Maintenance                                93                569
Supplies                                             98                628
Utilities                                           146              1,026
Purchased Components/Services                        95                448
Income(loss) from Pattern Sales                     (25)              (168)
Fixed Asset - (gain/loss)                            --                 --
MIS Expense                                          13                 82
Travel & Entertainment                                3                 13
Other Variable Costs                                 68                189
Depreciation & Amortization                          40                293
Other Allocated Fixed Costs                          --                 --
Other Fixed Costs                                    19                132
                                                  -----             ------
Cost of Goods Sold                                1,273              9,135

Gross Profit                                        476              1,870

Plant SG&A Expense                                   --                 --
SG&A Expense - Allocation (Sched 1)                  51                343
Other Operating Expenses                             --                 --
                                                  -----             ------
Total Operating Expenses                             51                343

Operating Profit                                    425              1,527

Outside Interest Income                              --                 --
Outside Interest (Expense)                           --                 --
Intercompany Interest Income                         --                 --
Intercompany Interest (Expense)                     (24)               (88)
Charges (From) Affiliates                            --                 --
Charges To Affiliates                                --                 --
Income/Loss From European Operations                 --                 --
Other Income/(Expense)                               --                 --
                                                  -----             ------
Total Non-Operating Expenses                        (24)               (88)

Income Before Income Taxes                          401              1,439

Income Tax Expense                                   --                  4
                                                  -----             ------
Net Income                                          401              1,435
                                                  =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                           April
                                                                          ------
Officer Compensation                                                      $  189
Salary Expense other Employees                                               923
Employee Benefits and Pension                                                106
Payroll Taxes                                                                 59
Other Taxes                                                                    3
Rent and Lease Expense                                                       184
Interest Expense
Insurance                                                                     62
Automobile and Truck Expense                                                  14
Utilities(Gas Electric, Phone)                                                64
Depreciation                                                                  87
Travel and Entertainment                                                      78
Repairs and Maintenance                                                      175
Advertising/Promotion                                                          0
Supplies, Office Expense                                                      19

OTHER:
Contributions                                                                  0
Professional Fees - Audit/Tax                                                350
Bank Fees                                                                     53
Public Reporting Fees                                                         11
Employee Relocation/Training                                                  17
Data Processing                                                               32
Dues and Subscriptions                                                         9
Outside Services                                                             146
Project Development Costs net of Billings                                     40
Director Fees                                                                 25
Miscellaneous                                                                  2
Legal Fees                                                                    28
Cost Allocation - Europe                                                     (78)
Cost Allocation - Out                                                       (140)
                                                                          ------
                                                                          $2,458
                                                                          ======
Allocation:
Wagner Castings                                                              191
Northern Castings                                                             51
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       261
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Corporate                                                                    805
                                                                          ------
Total                                                                     $2,458
                                                                          ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                  CASE #04-67608
                                                                     NORTHERN
                                                                     CASTINGS
                                                                  --------------
Cash And Equivalents                                                  $    --
Accounts Receivable                                                     2,135
Short-Term Intercompany Receivables                                        --
Inventories                                                               863
Other Current Assets                                                        3
                                                                      -------
   TOTAL CURRENT ASSETS                                                 3,001

Land and Buildings                                                      2,266
   Machinery & Equipment                                                8,644
   Construction In Progress                                               782
                                                                      -------
   Total Fixed Assets                                                  11,692
   Accumulated Depreciation                                            (9,303)
                                                                      -------
      NET FIXED ASSETS                                                  2,389

   Investment In Subsidiaries                                              --
Investment In European Operations                                          --
   Long-Term Intercompany Receivables                                  11,261
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                           108
                                                                      -------

      TOTAL ASSETS                                                     16,759
                                                                      =======

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                          343
Wages and Salaries  (See schedule)                                         64
Taxes Payable - (See schedule)                                             43
                                                                      -------
   TOTAL POST PETITION LIABILITIES                                        450

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                  29
   Accrued Workers Comp.                                                   49
   Accrued Payroll                                                         --
Accrued Payroll Taxes                                                      --
                                                                      -------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                 78

UNSECURED LIABILITIES
Accounts Payable                                                        1,661
Senior  & IDR Bonds                                                        --
                                                                      -------
TOTAL UNSECURED LIABILITIES                                             1,661

OTHER LIABILITIES
Accrued Liabilities                                                       215
Short-Term Intercompany Payables                                           --
Capital Leases                                                             --
   Retirement Benefits                                                     --
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                             --
   Long-Term Intercompany Payables                                         --
   Minority Interest                                                       --
                                                                      -------
   TOTAL LIABILITIES                                                    2,404

   Common Stock                                                            --
   Capital In Excess Of Par Value                                       1,800
Retained Earnings - Prepetition                                        11,120
Retained Earnings - Post Petition                                       1,435
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                      -------
TOTAL SHAREHOLDER EQUITY                                               14,355
                                                                      -------

   TOTAL LIABILITIES AND EQUITY                                       $16,759
                                                                      =======

PERIOD ENDED: 04-30-05          NORTHERN CASTINGS CORP.           CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                  Balance                              Balance
                                  as of     Accrued /   Payments /     as of
                                 03/31/05    Withheld    Deposits     04/30/05
                                ---------   ---------   ----------   ---------
Income tax withheld: Federal      ($2,321)   ($31,858)   $ 29,246      ($4,933)
Income tax withheld: State         (1,191)    (14,485)     13,381       (2,295)
Income tax withheld: Local              0           0           0            0
FICA Withheld                      (2,749)    (27,028)     25,341       (4,436)
Employers FICA                     (2,453)    (18,553)     16,866       (4,140)
Unemployment Tax: Federal          (3,961)    (20,965)     24,300         (626)
Unemployment Tax: State                 0           0           0            0
All Other Payroll W/H                   0           0           0            0

State Taxes: Inc./Sales/Use
/Excise                            (5,985)     (3,043)      5,985       (3,043)
Property Taxes                    (14,500)     (2,000)          0      (16,500)

Workers Compensation               (7,102)     (7,000)      7,191       (6,911)
                                ---------   ---------    --------    ---------
Total                            ($40,262)  ($124,932)   $122,310     ($42,884)

Wages and Salaries                (84,956)    (54,070)     74,602      (64,424)
                                ---------   ---------    --------    ---------
Grand Total                     ($125,218)  ($179,002)   $196,912    ($107,308)
                                =========   =========    ========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  343,121   $  343,121     $     0      $      0
Accounts Receivable            $2,224,641   $2,036,836     $40,243      $147,562

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67608
                           NORTHERN CASTINGS (HIBBING)

       Account Type         Lockbox 77122     Deposit        AP       PR (Hourly)   PR (Salary)
         Account #             1261483      5401086458   2770716435    2770716427    2770716682
           Bank               Bank One      Stan. Fed.   Stan. Fed.    Stan. Fed.    Stan. Fed.
       ------------         -------------   ----------   ----------   -----------   -----------
BEGINNING BANK BALANCE              --              --          --           --            --
RECEIPTS                       156,779       1,063,561          --           --            --
TRANSFERS IN (CORPORATE)            --          10,250     651,914      275,188        74,302
DIP INFLOW                          --              --          --           --            --
DISBURSEMENTS                       --         (10,250)   (651,914)    (275,188)      (74,302)
TRANSFERS OUT (CORPORATE)     (156,779)     (1,063,561)         --           --            --
DIP REPAYMENT                       --              --          --           --            --
                              --------      ----------    --------     --------       -------
ENDING BANK BALANCE                 --              --          --           --            --

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE       380,792
CHECKS ISSUED                                               695,554
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)      381,306
CORPORATE DEBIT MEMOS                                         2,194
                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
   RECONCILIATION)                                       $1,459,846
                                                         ==========

OUTSTANDING CHECKS AS OF MARCH 31                           121,443
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                         --
CHECKS ISSUED DURING APRIL                                  695,554
CHECK CLEARED DURING APRIL                                 (647,221) Dept of Revenue EFT of $ 4,693 Excluded.
                                                         ----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING
   CHECKLIST)                                            $  169,776
                                                         ==========

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 4/30/05

HIBBING - BANK RECONCILIATION

Bank Balance                                                         $        --
Actual Outstanding Checks                                             169,775.92
Unadjusted GL Balance                                                 169,775.92
                                                                     -----------
Difference                                                           $        --
                                                                     ===========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
4/13/05    76576   $    118.16
4/13/05    76581     17,821.00
4/13/05    76591        382.99
4/14/05    76616      1,320.00
4/20/05    76638      7,848.00
4/20/05    76645        356.56
4/20/05    76655      6,385.91
4/20/05    76657        228.00
4/20/05    76658      1,610.28
4/20/05    76661        329.80
4/22/05    76672        821.45
4/25/05    76673      1,340.63
4/26/05    76675      2,103.70
4/26/05    76676      2,000.00
4/27/05    76677      1,144.00
4/27/05    76678        527.18
4/27/05    76682        283.00
4/27/05    76683         41.54
4/27/05    76684      2,300.47
4/27/05    76685     11,986.44
4/27/05    76686        352.77
4/27/05    76687      3,156.11
4/27/05    76688         66.50
4/27/05    76689      2,575.20
4/27/05    76690      1,330.00
4/27/05    76692        554.88
4/27/05    76693     23,544.00
4/27/05    76694        475.00
4/27/05    76695        807.03
4/27/05    76696      3,734.59
4/27/05    76697        397.37
4/27/05    76698        731.94
4/27/05    76699      1,017.08
4/27/05    76700        157.50
4/27/05    76701      7,308.75
4/27/05    76702      5,923.26
4/27/05    76703        274.85
4/27/05    76704        593.00
4/27/05    76705      2,292.16
4/27/05    76706      2,660.00
4/27/05    76707        551.78
4/27/05    76708        957.00
4/27/05    76709        271.17
4/27/05    76710        253.47
4/27/05    76711        293.25
4/27/05    76712      1,463.38
4/27/05    76713      2,915.45
4/27/05    76714      5,043.10
4/27/05    76715      2,625.25
4/27/05    76716        105.00
4/27/05    76717      1,214.00
4/27/05    76718      1,219.03
4/27/05    76719         60.00
4/27/05    76720        150.00
4/27/05    76721      2,067.46
4/27/05    76722      1,166.18
4/27/05    76723      2,313.18
4/27/05    76724         47.93
4/27/05    76725        381.19
4/27/05    76726        212.85
4/27/05    76727      1,695.19
4/27/05    76728      2,012.86
4/27/05    76729        932.71
4/27/05    76730        624.25
4/27/05    76731        284.96
4/27/05    76732     11,312.95
4/27/05    76733      3,458.00
4/27/05    76734         40.29
4/27/05    76735      4,605.02
4/27/05    76736        255.90
4/27/05    76737        400.00
4/27/05    76738        400.00
4/27/05    76739      2,757.72
4/29/05    76741        363.06
4/29/05    76742        371.24
4/29/05    76743         50.00

                   $169,775.92

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
3 RIVERS TRUCKING                                                   20,011.26
ACE INSURANCE                                                          988.95
ADVANCED TECHNOLIGIES                                                  442.00
AERUS                                                                   41.54
AETNA U S HEALTHCARE                                                 1,451.58
AIR HYDRAULICS                                                       2,090.08
AIRGAS - NORTH CENTRAL                                               3,733.27
ALLIED MINERAL                                                       3,115.20
ALTER TRADING                                                       45,000.00
AMERICAN COLLOID                                                    25,661.38
AMERIPRIDE LINEN                                                     1,164.23
ANDERSON-CRANE                                                       3,458.35
APPLIED IND. TECH                                                      600.33
B & R ENGINEERING                                                    4,353.60
BALDWIN SUPPLY                                                       2,489.23
BARR ENGINEERING                                                       118.16
BEAR COUNTRY MARKETING                                               1,995.00
BECKSTROM, BRUCE                                                        86.34
BEHR IRON & STEEL                                                  230,000.00
BERGAN, RON                                                            588.45
BOB SCOFIELD                                                        14,857.00
BRUCE R. SMITH                                                       2,288.00
BUSCHE ENTERPRISE DIV                                               60,367.85
C.A. PICARD                                                          5,877.01
CARLSON SYSTEMS                                                        123.06
CARPENTER BROTHERS                                                     388.84
CARQUEST                                                               193.34
CARRIER VIBRATING EQUIP                                                554.88
CAST CORPORATION                                                    49,213.00
CHAMPION CHISEL WORKS                                                  665.10
CON-WAY                                                                181.02
CRI RECYCLING                                                          475.00
DAVID T. STALL                                                          65.23
DISA                                                                12,963.10
DIXIE INDUSTRIAL FINISHING                                           3,020.90
DULUTH CLINIC                                                          305.90
DULUTH NEW TRIBUNE                                                     349.00
EESCO                                                                1,179.82
ELKEM                                                               75,006.30
EMSCO                                                                3,734.59
ENTERPRISE                                                             766.34
ESS                                                                    279.00
EXPRESS PRINT                                                        1,130.62
FASTENAL CO                                                            583.49
FERRELLGAS                                                           2,359.89
FULL CIRCLE IMAGE                                                       30.58
G & B MAINTENANCE                                                      422.50

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
G E CAPITAL                                                          1,017.08
GENERAL DIESEL ELECTRONICS                                             157.50
GIL-MAR MANUFACTURING                                               15,206.25
GMP LOCAL 21B                                                        1,320.00
GRAINGER                                                                55.64
GREAT WESTERN RECYCLING                                             12,058.81
GUARANTEED QUALITY CLEANING                                            356.56
HEDBLOM, ROBERT                                                        380.14
HERAEUS ELECTRO-NITE                                                 3,528.40
HIBBING COMMUNITY COLLEGE                                              900.00
HICKMAN WILLIAMS & CO                                                1,060.00
HI-TEMP INC.                                                         1,944.47
HWP RIGGING                                                            371.00
INDUCTOTHERM                                                         7,031.11
INTERNAL REVENUE SERVICE                                                50.00
IRON AGE CORP                                                          274.85
IRS                                                                    150.00
J & B EQUIPMENT                                                        772.00
J & W INSTRUMENTS                                                      593.00
J. N. JOHNSON                                                          237.91
JASPER ENG.                                                            551.14
JOHNSON FLORAL                                                          77.23
KEN'S A-1 AUTO                                                       2,292.16
KOINS CORPORATION                                                    5,329.66
KONIECZNY TOOL                                                       2,660.00
KURTIS MOBERG                                                          371.24
L & L RENTALS                                                          907.07
LAND INSTRUMENTS                                                       191.43
LARPEN METALLURGICAL                                                 1,902.00
LEADING EDGE                                                           210.00
LIFT PRO                                                               271.17
LINA                                                                     8.00
MAX GRAY CONSTRUCTION                                               94,000.00
MCMASTER CARR                                                           21.07
MESABI OFFICE EQUIPMENT                                                253.47
MESSERLI & KRAMER                                                      598.96
METOKOTE CORPORATION                                                 5,228.47
MIDTOWN MACHINE                                                        933.88
MIDWEST COMPUTER DEPOT                                                 373.25
MILLER & CO                                                         15,336.00
MINN DEPT OF PULBIC SAFETY                                             400.00
MINNESOTA INDUSTRIES                                                 6,056.40
MINNESOTA POWER                                                    126,425.27
MINNESOTA REVENUE                                                      400.00
MINNESOTA SUPPLY CO                                                  5,043.10
MINN-TECH ELECTRONICS                                                2,572.78
MN CHILD SUPPORT                                                     6,651.53
MN DEPT OF REV                                                          66.37
MODERN PLATING CORP                                                  1,318.81

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
APRIL 2005

                   VENDOR                                    TOTAL DISBURSEMENTS
                   ------                                    -------------------
MORRIS MATERIAL HANDLING                                            16,934.77
NATIONA METAL ABRASIVE                                               5,450.00
NEW CASTLE E-COATING                                                   105.00
NORTHLAND CONSULTING ENG                                             4,305.00
OCCUPATIONAL DEV. CENTER                                             2,428.00
OFFICE NORTH                                                         1,881.54
OMNIDYNE CORP                                                        6,385.91
OVERHEAD DOOR                                                        4,938.75
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                       381,306.16
PHILIPS HEATING/COOLING INC                                             60.00
PROVIDENT LIFE                                                          67.29
PROVIDENT LIFE                                                         363.06
PUBLIC UTILITIES                                                    31,224.29
QUICK, ALAN                                                            177.52
R. E. NICHOLSON VENTURES                                               150.00
RADKO IRON & SUPPLY                                                  3,661.07
RANGE BUILDING MAINTENANCE                                           1,166.18
RANGE STEEL FABRICATORS                                              3,911.75
RANGE WATER CONDITIONING                                                47.93
RICE INDUSTRIES INC                                                    381.19
ROGNESS EQUIPMENT CO                                                   212.85
SAFETY-KLEEN CORP                                                    1,695.19
SECURITAS SEC                                                        2,012.86
SECURITY SEC SERV USA                                                1,610.28
SIM SUPPLY                                                             932.71
ST LOUIS COUNTY                                                     12,000.00
STEARNSWOOD                                                          5,781.05
STEVE ZAITZ                                                            400.00
SULLIVAN CANDY                                                       1,021.41
SUNRISE BAKERY                                                         449.52
TDS METROCOM                                                           604.81
TOTAL TOOL SUPPLY                                                      284.96
TOWN & COUNTRY                                                      11,642.75
TRIMARK IND                                                             95.26
TRITEC OF MN                                                         5,413.00
UNIMIN SAND                                                         10,000.00
VESUVIUS USA                                                         7,346.16
VICKERS ENGINEERING                                                  8,610.48
VISTA EYES                                                             137.19
WENCK ASSOCIATION                                                    5,897.03
WHEELABRATOR                                                         5,880.70
YELLOW FREIGHT                                                         187.36
                                                                -------------
                                                                $1,459,846.47

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: NORTHERN CASTINGS CORP.   Capacity:   ___   Shareholder
      Case Number: 04-67608                 ___   Officer
                                            ___   Director
                                            ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: May 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                           Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                        UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                           )
INTERMET CORPORATION, ET AL      )   CASE NO: 04-67613
                                 )   Chapter 11
                                 )   Judge: Marci B. McIvor
SUDBURY, INC.                    )
                        Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE # 04-67613
                                                            SUDBURY
                                                             INC.
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
Net Sales                                           --                  --

Cost of Goods Sold
Materials and Freight                               --                  --
Wages - Hourly                                      --                  --
Wages-Salary                                        --                  --
Employee Benefits and Pension                       --                  --
Repairs & Maintenance                               --                  --
Supplies                                            --                  --
Utilities                                           --                  --
Purchased Components/Services                       --                  --
Income(loss) from Pattern Sales                     --                  --
   Fixed Asset - (gain/loss)                        --                  --
   MIS Expense                                      --                  --
   Travel & Entertainment                           --                  --
   Other Variable Costs                             --                  --
   Depreciation & Amortization                      --                 177
   Other Allocated Fixed Costs                      --                  --
   Other Fixed Costs                                --                  (1)
                                                   ---             -------
Cost of Goods Sold                                  --                 176

Gross Profit                                        --                (176)

Plant SG&A Expense                                  --                  --
SG&A Expense - Allocation (Sched 1)                 --                  --
   Other Operating Expenses                         --              62,559
                                                   ---             -------
   Total Operating Expenses                         --              62,559

   Operating Profit                                 --             (62,735)

   Outside Interest Income                          --                  --
   Outside Interest (Expense)                       --                  --
   Intercompany Interest Income                     --                  --
   Intercompany Interest (Expense)                  --                 (13)
   Charges (From) Affiliates                        --                  --
   Charges To Affiliates                            --                  --
Income/Loss From European Operations                --                  --
   Other Income/(Expense)                           --                  --
                                                   ---             -------
   Total Non-Operating Expenses                     --                 (13)

   Income Before Income Taxes                       --             (62,748)
   Income Tax Expense                               --                  --
                                                   ---             -------
   Net Income                                       --             (62,748)
                                                   ===             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric,Phone)                                                64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                 CASE # 04-67613
                                                                     SUDBURY
                                                                       INC.
                                                                 ---------------
Cash And Equivalents                                                $     --
Accounts Receivable                                                        7
Short-Term Intercompany Receivables                                       --
Inventories                                                               --
Other Current Assets                                                      --
                                                                    --------
   TOTAL CURRENT ASSETS                                                    7

Land and Buildings                                                    (2,077)
   Machinery & Equipment                                             (23,412)
   Construction In Progress                                               --
                                                                    --------
   Total Fixed Assets                                                (25,489)
   Accumulated Depreciation                                           25,489
                                                                    --------
      NET FIXED ASSETS                                                    --

   Investment In Subsidiaries                                             --
Investment In European Operations                                         --
   Long-Term Intercompany Receivables                                 12,860
   Deferred Taxes, Long-Term Asset                                        --
   Other Assets                                                           78
                                                                    --------
      TOTAL ASSETS                                                    12,945
                                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                          --
Wages and Salaries (See schedule)                                         --
Taxes Payable - (See schedule)                                            --
                                                                    --------
   TOTAL POST PETITION LIABILITIES                                        --

SECURED LIABILITIES:
SECURED BANK DEBT                                                         --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                               (2,031)
   Accrued Tax - State                                                    --
   Accrued Property Taxes                                                 47
   Accrued Workers Comp.                                                  --
   Accrued Payroll                                                        --
Accrued Payroll Taxes                                                     --
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                            (1,984)
UNSECURED LIABILITIES
Accounts Payable                                                           2
Senior & IDR Bonds                                                        --
                                                                    --------
TOTAL UNSECURED LIABILITIES                                                2

OTHER LIABILITIES
Accrued Liabilities                                                        3
Short-Term Intercompany Payables                                          --
Capital Leases                                                            --
   Retirement Benefits                                                    --
   Deferred Taxes - Long-Term Liability                                   --
   Other Long-Term Liabilities                                            --
   Long-Term Intercompany Payables                                    64,312
   Minority Interest                                                      --
                                                                    --------
TOTAL LIABILITIES                                                     62,333

   Common Stock                                                           --
   Capital In Excess Of Par Value                                     86,100
Retained Earnings - Prepetition                                      (72,740)
Retained Earnings - Post Petition                                    (62,748)
Equity In European Operations                                             --
   Accumulated Translation Adjustment                                     --
   Minimum Pension Liability Adjustment                                   --
   Unearned Restricted Stock                                              --
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                             (49,388)
                                                                    --------
   TOTAL LIABILITIES AND EQUITY                                     $ 12,945
                                                                    ========

PERIOD ENDED: 04-30-05 SUDBURY INC. CASE #04-67613

                                          SCHEDULE OF POST-PETITION
                                                TAX LIABILITY
                                     ----------------------------------
                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     3/31/2005   Withheld     Deposits    4/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal             $0          $0          $0           $0
Income tax withheld: State               $0          $0          $0           $0
Income tax withheld: Local               $0          $0          $0           $0
FICA Withheld                            $0          $0          $0           $0
Employers FICA                           $0          $0          $0           $0
Unemployment Tax: Federal                $0          $0          $0           $0
Unemployment Tax: State                  $0          $0          $0           $0
All Other Payroll W/H                    $0          $0          $0           $0
                                         $0          $0          $0           $0
State Taxes: Inc./Sales/Use/Excise       $0          $0          $0           $0
Property Taxes                           $0          $0          $0           $0
                                                                              $0
Workers Compensation                      0           0           0            0
                                                                              --
                                        ---         ---         ---          ---
Total                                    $0          $0          $0           $0

Wages and Salaries                        0           0           0            0
                                                                              --
                                        ---         ---         ---          ---
Grand Total                              $0          $0          $0           $0
                                        ===         ===         ===          ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)               0-30 Days   30-60 Days   Over 60 Days
----------------------------               ---------   ----------   ------------
Accounts Payable                               $0          $0              $0
Accounts Receivable                            $0          $0          $7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS: MONTHLY CASH STATEMENT
MONTH ENDED 4/30/2005

                                                          CASE # 04-67613
                                                           SUDBURY, INC.
                                                 -------------------------------
ACCOUNT TYPE                                       INVESTMENT       INVESTMENT
  ACCOUNT #                                       413046662076     413046663076
   BANK                                          Morgan Stanley   Morgan Stanley
                                                 --------------   --------------
BEGINNING BANK BALANCE                                 555            288,667
RECEIPTS                                                 1                559
TRANSFERS IN (CORPORATE)                                --                 --
DIP INFLOW                                              --                 --
DISBURSEMENTS                                           --                 --
TRANSFERS OUT (CORPORATE)                               --                 --
DIP REPAYMENT                                           --                 --
                                                       ---            -------
ENDING BANK BALANCE                                    555            289,226

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.           Capacity:   ___   Shareholder
      Case Number: 04-67613               ___   Officer
                                          ___   Director
                                          ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______


   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE           CARRIER        POLICY PERIOD
  --------------       --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                             )
INTERMET CORPORATION, ET AL        )  CASE NO: 04-67602
                                   )  Chapter 11
                                   )  Judge: Marci B. McIvor
SUDM, INC.                         )
                          Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X  Operating Statement              (Form 2)

     X  Balance Sheet                    (Form 3)

     X  Summary of Operations            (Form 4)

     X  Monthly Cash Statement           (Form 5)

     X  Statement of Compensation        (Form 6)

     X  Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        ----------------------------------------
                                        Title                     Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: APRIL 30, 2005

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General   Payroll    Tax    Cash Coll.   Petty Cash
                                 Acct.     Acct.    Acct.      Acct.        Acct.
                                -------   -------   -----   ----------   ----------
A. Beginning Balance             _____     _____    _____      _____        _____

B. Receipts                      _____     _____    _____      _____        _____
   (Attach separate schedule)

C. Balance Available             _____     _____    _____      _____        _____
   (A+B)

D. Less Disbursements            _____     _____    _____      _____        _____
   (Attach separate schedule)

E. Ending Balance               ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE
   (C-D)                        CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT
                                (CASE #04-67609).

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:

   1.   Depository Name & Location   _____________________________

   2.   Account Number               _____________________________

Payroll Account:

   1.   Depository Name & Location   _____________________________

   2.   Account Number               _____________________________

Tax Account:

   1.   Depository Name & Location   _____________________________

   2.   Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
_________________________________________________________________________

_________________________________________________________________________

Date: MAY 20, 2005                                ______________________________
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDM, INC.              Capacity:   ___   Shareholder
      Case Number: 04-67602               ___   Officer
                                          ___   Director
                                          ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______         $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER        POLICY PERIOD
--------------         --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                      )
INTERMET CORPORATION, ET AL )   CASE NO: 04-67610
                            )   Chapter 11
                            )   Judge: Marci B. McIvor
TOOL PRODUCTS, INC.         )
Debtor                      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For The Month Ended 4/30/05
($000's)

                                                        CASE # 04-67610
                                                             TOOL
                                                        PRODUCTS, INC.
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      5,501              34,326

Cost of Goods Sold
Materials and Freight                               841               5,571
Wages - Hourly                                    1,251               7,991
Wages-Salary                                        305               1,876
Employee Benefits and Pension                       276               3,272
   Repairs & Maintenance                            197                 832
Supplies                                            278               1,507
Utilities                                           239               1,619
Purchased Components/Services                     1,467               7,266
Income(loss) from Pattern Sales                      --                   3
   Fixed Asset - (gain/loss)                         --                   2
   MIS Expense                                       19                 135
   Travel & Entertainment                            22                  92
   Other Variable Costs                             238                 822
   Depreciation & Amortization                      229               1,465
   Other Allocated Fixed Costs                       --                  (1)
   Other Fixed Costs                                101                 480
                                                  -----              ------
Cost of Goods Sold                                5,463              32,932

Gross Profit                                         38               1,394

Plant SG&A Expense                                   80                 463
SG&A Expense - Allocation (Sched 1)                 137                 929
   Other Operating Expenses                          --                 567
                                                  -----              ------
   Total Operating Expenses                         217               1,959

   Operating Profit                                (179)               (565)

   Outside Interest Income                           --                  --
   Outside Interest (Expense)                        (2)                (46)
   Intercompany Interest Income                      --                  --
   Intercompany Interest (Expense)                 (108)               (544)
   Charges (From) Affiliates                         --                  --
   Charges To Affiliates                             --                  --
Income/Loss From European Operations                 --                  --
   Other Income/(Expense)                            --                  --
                                                  -----              ------
   Total Non-Operating Expenses                    (110)               (590)

   Income Before Income Taxes                      (289)             (1,155)

   Income Tax Expense                                58                 241

                                                  -----              ------
   Net Income                                      (347)             (1,396)
                                                  =====              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                        --------
Officer Compensation                                                    $  189
Salary Expense other Employees                                             923
Employee Benefits and Pension                                              106
Payroll Taxes                                                               59
Other Taxes                                                                  3
Rent and Lease Expense                                                     184
Interest Expense
Insurance                                                                   62
Automobile and Truck Expense                                                14
Utilities(Gas Electric,Phone)                                               64
Depreciation                                                                87
Travel and Entertainment                                                    78
Repairs and Maintenance                                                    175
Advertising/Promotion                                                        0
Supplies, Office Expense                                                    19

OTHER:

Contributions                                                                0
Professional Fees - Audit/Tax                                              350
Bank Fees                                                                   53
Public Reporting Fees                                                       11
Employee Relocation/Training                                                17
Data Processing                                                             32
Dues and Subscriptions                                                       9
Outside Services                                                           146
Project Development Costs net of Billings                                   40
Director Fees                                                               25
Miscellaneous                                                                2
Legal Fees                                                                  28
Cost Allocation - Europe                                                   (78)
Cost Allocation - Out                                                     (140)
                                                                        ------
                                                                        $2,458
                                                                        ======

Allocation:

Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                 CASE # 04-67610
                                                                       TOOL
                                                                  PRODUCTS, INC.
                                                                 ---------------
Cash And Equivalents                                                $      1
Accounts Receivable                                                    7,231
Short-Term Intercompany Receivables                                      669
Inventories                                                            5,403
Other Current Assets                                                     604
                                                                    --------
   TOTAL CURRENT ASSETS                                               13,908

Land and Buildings                                                    10,943
   Machinery & Equipment                                              24,656
   Construction In Progress                                              789
                                                                    --------
   Total Fixed Assets                                                 36,388
   Accumulated Depreciation                                          (14,074)
                                                                    --------
      NET FIXED ASSETS                                                22,314

Investment In Subsidiaries                                                --
Investment In European Operations                                         --
Long-Term Intercompany Receivables                                     8,887
Deferred Taxes, Long-Term Asset                                           --
Other Assets                                                              --
                                                                    --------
   TOTAL ASSETS                                                       45,109
                                                                    ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                       1,615
Wages and Salaries (See schedule)                                        398
Taxes Payable - (See schedule)                                           334
                                                                    --------
   TOTAL POST PETITION LIABILITIES                                     2,347

SECURED LIABILITIES:
SECURED BANK DEBT                                                         --

PRE-PETITION LIABILITIES:

Taxes and Other Priority Liabilities:

   Accrued Income Taxes                                                   --
   Accrued Tax - State                                                    --
   Accrued Property Taxes                                                 --
   Accrued Workers Comp.                                                 376
   Accrued Payroll                                                        --
   Accrued Payroll Taxes                                                  --
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                               376

UNSECURED LIABILITIES

Accounts Payable                                                       6,624
Senior & IDR Bonds                                                        --
                                                                    --------
TOTAL UNSECURED LIABILITIES                                            6,624

OTHER LIABILITIES

Accrued Liabilities                                                    2,353
Short-Term Intercompany Payables                                         982
Capital Leases                                                           321
   Retirement Benefits                                                   239
   Deferred Taxes - Long-Term Liability                                   --
   Other Long-Term Liabilities                                            --
   Long-Term Intercompany Payables                                     1,862
   Minority Interest                                                      --
                                                                    --------
   TOTAL LIABILITIES                                                  15,104

   Common Stock                                                           --
   Capital In Excess Of Par Value                                     19,200
Retained Earnings - Prepetition                                       12,201
Retained Earnings - Post Petition                                     (1,396)
Equity In European Operations
   Accumulated Translation Adjustment                                     --
   Minimum Pension Liability Adjustment                                   --
   Unearned Restricted Stock                                              --
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                              30,005
                                                                    --------
TOTAL LIABILITIES AND EQUITY                                        $ 45,109
                                                                    ========

PERIOD ENDED: 04-30-05 TOOL PRODUCTS, INC. (JACKSON) CASE #04-67610

                                       SCHEDULE OF POST-PETITION
                                             TAX LIABILITY
                                 -----------------------------------
                                   Balance                               Balance
                                    as of     Accrued /   Payments /      as of
                                  3/31/2005    Withheld    Deposits     4/30/2005
                                 ----------   ---------   ----------   ----------
Income tax withheld: Federal     $        0    ($55,105)   $ 55,105    $        0
Income tax withheld: State                0           0           0             0
Income tax withheld: Local                0           0           0             0
FICA Withheld                             0     (37,474)     37,474             0
Employers FICA                            0     (37,474)     37,474             0
Unemployment Tax: Federal            (9,436)       (974)      9,436          (974)
Unemployment Tax: State             (32,401)     (3,338)     32,511        (3,228)
All Other Payroll W/H                  (264)    (11,368)     11,368          (264)

State Taxes: Inc./Sales/Use
   /Excise                           (2,007)       (669)      2,007          (669)
Property Taxes                      (24,000)     (9,000)          0       (33,000)
Workers Compensation                (33,269)     (6,151)        178       (39,242)
                                 ----------   ---------    --------    ----------
Total                             ($101,376)  ($161,554)   $185,554      ($77,377)
Wages and Salaries                 (138,816)   (128,319)     60,583      (206,552)
                                 ----------   ---------    --------    ----------
Grand Total                       ($240,192)  ($289,873)   $246,137     ($283,928)
                                 ==========   =========    ========    ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)      Total      0-30 Days   30-60 Days   Over 60 Days
----------------------------   ----------   ----------   ----------   ------------
Accounts Payable               $  281,225   $  281,225     $     0      $      0
Accounts Receivable            $2,744,253   $2,483,581     $79,459      $181,213

PERIOD ENDED: 04-30-05 TOOL PRODUCTS, INC. (MINNEAPOLIS) CASE #04-67610

                                     SCHEDULE OF POST-PETITION TAX LIABILITY
                                     ---------------------------------------
                                         Balance                                Balance
                                          as of      Accrued /   Payments /      as of
                                         3-31-05     Withheld     Deposits     04-30-05
                                       ----------   ----------   ----------   ----------
Income tax withheld: Federal           $        0   $        0    $      0    $        0
Income tax withheld: State             $        0   $        0    $      0    $        0
Income tax withheld: Local             $        0   $        0    $      0    $        0
FICA Withheld                          $        0   $        0    $      0    $        0
Employers FICA                         $        0   $        0    $      0    $        0
Unemployment Tax: Federal              $        0   $        0    $      0    $        0
Unemployment Tax: State                $        0   $        0    $      0    $        0
All Other Payroll W/H                  $        0   $        0    $      0    $        0

State Taxes: Inc./Sales/Use/Excise      ($171,000)   ($ 57,000)   $171,000     ($ 57,000)
Property Taxes                          ($ 11,166)   ($ 11,349)   $      0     ($ 22,515)

Workers Compensation                    ($175,801)   ($ 30,000)   $ 29,639     ($176,162)
                                       ----------   ----------    --------    ----------

Total                                   ($357,968)   ($ 98,349)   $200,639     ($255,678)

Wages and Salaries                      ($153,052)   ($ 39,305)   $      0     ($192,357)
                                       ----------   ----------    --------    ----------

Grand Total                             ($511,020)   ($137,654)   $200,639     ($448,035)
                                       ==========   ==========    ========    ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)           Total      0-30 Days   30-60 Days   Over 60 Days
---------------------------        ----------   ----------   ----------   ------------
Accounts Payable                   $1,334,745   $1,334,745    $      0      $      0
Accounts Receivable                $5,360,922   $3,472,932    $964,143      $923,847

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                                                             MONTHLY CASH STATEMENT
                                                                CASE # 04-67610
                                                         TOOL PRODUCTS, INC. (JACKSON)
                            -----------------------------------------------------------------------------------------------------
ACCOUNT TYPE                  LOCKBOX    LOCKBOX 672984      LOCKBOX 77881          AP           AP           PR           PR
ACCOUNT #                   5402699408     1851811321          363168104        2770721757   2176982870   2770721765   2176983068
BANK                         Stan Fed       Comerica      Bank One - Inactive    Stan Fed     Comerica     Stan Fed     Comerica
------------                ----------   --------------   -------------------   ----------   ----------   ----------   ----------
BEGINNING BANK BALANCE             --             --               --                            --                          --
RECEIPTS                      332,571        936,337               --                  303       --              --          --
TRANSFERS IN (CORPORATE)          216             --               --              745,329       76         321,220      39,584
DIP INFLOW                         --             --               --                   --       --              --          --
DISBURSEMENTS                    (216)            --               --             (745,632)     (76)       (321,220)    (39,584)
TRANSFERS OUT (CORPORATE)    (332,571)      (936,337)              --                   --       --              --          --
DIP REPAYMENT                      --             --               --                   --       --              --          --
                            ----------   --------------   -------------------   ----------   ----------   ----------   ----------
ENDING BANK BALANCE                --             --               --                   --       --              --          --
                            ----------   --------------   -------------------   ----------   ----------   ----------   ----------

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                              764,613
CHECKS ISSUED                                                                      697,742
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                             544,744
CORPORATE DEBIT MEMOS                                                                1,421
                                                                                ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                    $2,008,521
                                                                                ==========
OUTSTANDING CHECKS AS OF MARCH 31                                                  223,577
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                                --
CHECKS ISSUED DURING APRIL                                                         697,742
CHECK CLEARED DURING APRIL                                                        (745,405)  Includes checks clearing from Comerica
                                                                                ----------   above less the $303 encoding error.
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)                   $  175,915
                                                                                ==========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 4/30/05

JACKSON - BANK RECONCILIATION

Bank Balance                                                        $        --
Actual Outstanding Checks                                            175,914.97
Misc Reconciling Items Adjusted in May                                   (10.00)
                                                                    -----------
                                                                     175,904.97
Unadjusted GL Balance                                                175,904.97
                                                                    -----------
Difference                                                          $        --
                                                                    ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
 4/19/05   22677   $    159.90
 4/21/05   22685        445.86
 4/21/05   22689         48.06
 4/21/05   22690      1,022.25
 4/21/05   22693        374.92
 4/21/05   22694        631.34
 4/21/05   22707        176.70
 4/21/05   22712      1,722.00
 4/21/05   22717      1,238.96
 4/21/05   22724        174.97
 4/28/05   22729        177.98
 4/28/05   22730        137.50
 4/28/05   22731      1,018.16
 4/28/05   22732      1,892.20
 4/28/05   22733        881.88
 4/28/05   22735        125.00
 4/28/05   22737         16.97
 4/28/05   22738        145.00
 4/28/05   22739      1,564.81
 4/28/05   22740        242.97
 4/28/05   22741        983.48
 4/28/05   22742      6,288.50
 4/28/05   22743        249.00
 4/28/05   22744         58.72
 4/28/05   22745     15,978.67
 4/28/05   22746        129.72
 4/28/05   22747        115.50
 4/28/05   22748         95.00
 4/28/05   22749      2,800.00
 4/28/05   22750      1,440.00
 4/28/05   22751        403.90
 4/28/05   22752        255.05
 4/28/05   22754        267.84
 4/28/05   22757      1,928.51
 4/28/05   22758        224.78
 4/28/05   22759         68.16
 4/28/05   22760     29,533.34
 4/28/05   22762      2,265.98
 4/28/05   22763        788.59
 4/28/05   22764        746.20
 4/28/05   22765         49.39
 4/28/05   22766      4,690.07
 4/28/05   22767      1,603.52
 4/28/05   22768        284.11
 4/28/05   22769      3,089.00
 4/28/05   22770        699.60
 4/28/05   22771     12,563.15
 4/28/05   22772         91.85
 4/28/05   22773        401.93
 4/28/05   22774        916.12
 4/28/05   22776     27,410.40
 4/28/05   22777      1,126.32
 4/28/05   22778        613.35
 4/28/05   22780        133.85
 4/28/05   22781      2,484.84
 4/28/05   22782        529.95
 4/28/05   22783      3,543.00
 4/28/05   22789     19,655.41
 4/28/05   22790     10,961.60
 4/28/05   22791        393.04
 4/28/05   22792        321.33
 4/28/05   22793      2,500.00
 4/28/05   22794      2,762.52
 4/28/05   22795        386.29
 4/28/05   22796        252.00
 4/28/05   22797      1,460.66
 4/28/05   22798        173.30

                   $175,914.97

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
ACE INSURANCE                                                   $       802.54
INDUSTRIAL DEVELOPMENT BOARD                                            200.00
MERCER                                                                  252.00
PROVIDENT LIFE                                                          166.46
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                        544,744.32
ACTION FLUID POWER                                                    1,635.64
ADVANCED METAL PRODUCTS                                                 179.89
AH ASSOCIATES                                                         3,200.00
AIR DRAULICS ENGINEERING CO                                           1,492.58
AIRGAS SOUTH                                                          4,562.90
ALCHEM ALUMINUM, INC. (IMCO)                                        324,046.80
ALLIED VAN LINES                                                      8,476.63
ALUAR                                                               258,192.72
APICS                                                                   125.00
APPLIED SCALE TECHNOLOGY                                                170.00
ASI DATAMYTE INC.                                                       327.75
AT &T                                                                    16.97
AUTOMOTIVE NEWS                                                         145.00
AVAYA                                                                   466.24
A-Z OFFICE RESOURCES, INC.                                            1,555.08
B & B FIRE PROTECTION                                                   499.82
BLUFF CITY ELECTRONICS                                                1,224.69
BOB CROWE                                                               748.97
BOB FULGHAM                                                             520.80
BRANDON LANGHANS                                                        460.81
BUHLER INC.                                                          11,828.38
BUSINESS EQUIPMENT CENTER                                               166.91
CANON FINANCIAL SERVICES, INC.                                        1,017.38
CHAPTER 13 TRUSTEE                                                    3,965.48
CHEM TREND INCORPORATED                                              30,449.18
CHEM-DRY                                                                249.00
CITY OF JACKSON                                                      17,000.92
COMPRESSORS & TOOLS, INC.                                               115.50
CONTRA COSTA                                                            380.00
CRANE SERVICE INC.                                                    1,299.50
CROSS MACHINE TOOL CO INC.                                            7,950.00
D & C SALES                                                           1,440.00
D M E CORP                                                            1,589.60
DANKA INDUSTRIES INC.                                                 1,000.82
DANLY IEM                                                               255.05
DAVE CLARK                                                              662.34
DBH                                                                      31.42
DIEMER ASSOCIATES INC.                                                  663.64
ENGINEERED PRODUCTS DIVIS                                             6,806.33
ERVIN INDUSTRIES INC.                                                 2,867.98

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
FERRELL GAS                                                             762.48
FLOZONE SERVICES INC.                                                 2,148.50
FLUID POWER OF MEMPHIS                                                1,825.33
FRANKLIN ELECTROFLUID CO                                                 81.45
FREEMAN MFG & SUPPLY                                                    159.90
FUGITT RUBBER AND SUPPLY CO                                           6,377.70
G & H INDUSTRIES                                                        882.91
G.W. SMITH AND SONS INC.                                                 57.45
GENERAL SESSIONS COURT                                                  272.64
GOLDEN KEY REALTORS                                                     650.00
GORDON PETERS                                                         2,518.32
GRAVES METAL PRODUCTS, INC.                                             681.29
GRIFFIN TOOL                                                         29,533.34
H C I SUPPLY INC.                                                    12,745.68
HEALTH CONSULTANTS, INC.                                              1,312.50
HI TEMP PRODUCTS INC.                                                 4,110.50
HILDRETH                                                              1,540.60
HI-SPEED INDUSTRIAL SERVICE                                           6,492.15
IN STAFF PERSONNEL                                                      598.20
INDUSTRIAL GYPSUM                                                       370.00
INDUSTRIAL LUBRICANTS, INC.                                             746.20
JACKSON COMMUNICATIONS                                                   49.39
JACKSON ENERGY AUTHORITY                                            108,189.30
JEVIC                                                                   177.98
JONES, GRADY W.-CO. OF MEMPHIS                                          648.92
KAREN LAIRD                                                             219.00
L&H SUPPLY CO INC.                                                    5,726.25
LAND TRANSPORTATION                                                     975.62
LEEANN CAFFREY                                                          594.41
LIFT TRUCK SERVICE & RENTALS                                            646.76
LORMAN EDUCATION SERVICES                                               578.00
LOWE'S COMPANIES                                                        995.79
M & I MACHINE                                                         4,073.50
MACHINE TOOL & SUPPLY (JKSN)                                          4,497.35
MACK PEST CONTROL                                                       140.00
MADISON COUNTY CLERK                                                    367.40
MADISON FINISHING INC.                                               48,261.85
MARTIN INDUSTRIAL                                                     1,582.75
MCMASTER CARR SUPPLY CO                                               4,910.44
MEDICAL CENTER LABORATORY                                                18.34
METALLICS SYSTEMS CO. L.P.                                              821.50
METALLURG ALUMINUM                                                   10,618.00
MIDVALE INDUSTRIES INC.                                               6,315.60
MIRSA CORPORTION                                                      3,759.84
MTRONICS.COM INCORPORATED                                           162,698.72
NES RENTALS                                                           1,126.32

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                             VENDOR                          TOTAL DISBURSEMENTS
                             ------                          -------------------
NEWCO INC.                                                               47.34
OFFICE DEPOT                                                            613.35
PARAMOUNT UNIFORM RENTAL                                              1,326.19
PAT WALKER PETTY CASH                                                 2,017.30
PENNSYLVANIA STATE CHILD SUPPORT                                        535.40
PERSONNEL MANAGEMENT INC.                                             4,804.72
PITNEY BOWES CREDIT CORP                                                191.21
PORTER WARNER INDUSTRIES                                              1,448.75
PRAB CONVEYORS INC.                                                   3,543.00
PRECISION MACH PRODUCTS                                              64,586.14
PYROTEK, INC.                                                        25,452.86
QUEST DIAGNOSTICS                                                       205.52
RAMON AYALA DELGADO                                                   2,129.55
RIMROCK CORP                                                          6,296.13
ROBERT CLINE                                                            129.72
SAM'S CLUB - JACKSON                                                    153.73
SCOTT BLEEKS                                                          1,564.81
SHERRY CHURCH                                                           232.48
SIDNEY DAVID FLORIST & GIFT                                              36.22
SPAN AMERICA INC.                                                     7,803.03
SPECTRO ALLOYS CORP                                                 110,403.00
SPECTRO ANALYTICAL INSTR                                                 64.98
SPECTRUM FINISHING                                                    9,114.20
SPRINT                                                                  386.29
STATE OF TENNESSEE                                                      250.00
STEPHEN BADER CO INC.                                                   407.98
STRIKO DYNARAD CORPORATION                                            1,959.56
TEC ENVIRONMENTAL LABORATORIES                                          460.00
TENNESSEE CHILD SUPPORT                                               5,847.26
THE ROYAL GROUP                                                       8,200.18
THOMAS MCKEOWN                                                          252.00
TRANSMAN                                                             60,376.70
UNITED SAW AND SUPPLY CO                                                223.30
WEST TENNESSEE COFFEE SERVICE                                           615.45
ZYP COATINGS INC.                                                     1,029.00
                                                                 -------------
                                                                 $2,008,520.56

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 4/30/2005

                                                                    CASE # 04-67610
                                                              TOOL PRODUCTS - MINNEAPOLIS
                            ----------------------------------------------------------------------------------------------
ACCOUNT TYPE                  LOCKBOX    LOCKBOX 672990      DEPOSIT         AP           AP           PR          PR
 ACCOUNT #                  5402699416     1851811339     104756210449   2770721773   2176982920   2770721781   2176983076
    BANK                     Stan Fed       Comerica         US Bank      Stan Fed     Comerica     Stan Fed     Comerica
                            ----------   --------------   ------------   ----------   ----------   ----------   ----------
BEGINNING BANK BALANCE              --            --             --             --           --           --           --
RECEIPTS                     3,478,524       127,680         12,512             --           --           --           --
TRANSFERS IN (CORPORATE)            --            --             --        875,393      327,052      539,715       23,884
DIP INFLOW                          --            --             --             --           --           --           --
DISBURSEMENTS                       --            --             --       (875,393)    (327,052)    (539,715)     (23,884)
TRANSFERS OUT (CORPORATE)   (3,478,524)     (127,680)       (12,512)            --           --           --           --
DIP REPAYMENT                       --            --             --             --           --           --           --
                            ----------      --------        -------       --------     --------     --------      -------
ENDING BANK BALANCE                 --            --             (0)            --           --           --           --
                            ==========      ========        =======       ========     ========     ========      =======

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                      1,166,959
CHECKS ISSUED                                                              1,229,514
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                       925,527
CORPORATE DEBIT MEMOS                                                            419
                                                                         -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)             $ 3,322,419
                                                                         ===========

OUTSTANDING CHECKS AS OF MARCH 31                                            335,834
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                      (4,115)
CHECKS ISSUED DURING APRIL                                                 1,229,514
CHECK CLEARED DURING APRIL                                                (1,202,446)Includes checks clearing from Comerica above.
                                                                         -----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)            $   358,787
                                                                         ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 4/30/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                               --

Actual Outstanding Checks                         $358,787.17
Miscellaneous Reconciling Items Adjusted in May         (6.30)
-------------------------------------------------------------
                                                   358,780.87

Unadjusted GL Balance                              358,780.87
                                                  -----------
Difference                                        $        --
                                                  ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

  DATE      CHECK   OUTSTANDING
  ----     ------   -----------
 11/8/04   451757   $    271.85
11/11/04   451812           500
11/15/04   451855        124.74
 12/3/04   452068        192.32
 12/8/04   452188        105.53
12/28/04   452484        114.01
 1/13/05   452731        399.78
 1/27/05   453057         96.29
  3/3/05   453686         78.17
 3/11/05   453807        105.75
 3/18/05   453966        174.95
 3/21/05   453979           580
 3/23/05   454070        363.67
 3/31/05   454154        1559.1
  4/7/05   500073        559.32
 4/11/05   500132         56.65
 4/15/05   500264        210.88
 4/15/05   500285        193.14
 4/18/05   500357        151.75
 4/19/05   500371        221.77
 4/20/05   500374         986.2
 4/20/05   500376         99.27
 4/20/05   500381         90.72
 4/20/05   500383         51.12
 4/21/05   500392       2263.79
 4/21/05   500411         355.7
 4/21/05   500413            75
 4/21/05   500414           150
 4/21/05   500418        316.27
 4/21/05   500421        127.48
 4/21/05   500425            75
 4/22/05   500430        507.96
 4/22/05   500432        377.76
 4/22/05   500433        152.48
 4/22/05   500436        859.46
 4/25/05   500438         108.2
 4/25/05   500441         53.07
 4/25/05   500442         437.5
 4/25/05   500443         79.53
 4/25/05   500444            90
 4/25/05   500445           238
 4/26/05   500447          1155
 4/26/05   500449        603.98
 4/26/05   500450         79.44
 4/26/05   500451       2430.73
 4/26/05   500452          1098
 4/26/05   500454        1081.4
 4/26/05   500455         51.39
 4/26/05   500456           100
 4/26/05   500458      69430.49
 4/26/05   500459       1536.49
 4/26/05   500460        126.27
 4/26/05   500461        225.75
 4/26/05   500465      32511.02
 4/26/05   500467      26277.53
 4/26/05   500468        415.07
 4/27/05   500469         21.72
 4/27/05   500471       2165.05
 4/27/05   500472       1932.88
 4/27/05   500473         35.36
 4/27/05   500474        305.68
 4/27/05   500476       1897.83
 4/27/05   500477           190
 4/27/05   500478          2796
 4/27/05   500479          5700
 4/27/05   500480        741.24
 4/27/05   500481        964.89
 4/28/05   500484        394.98
 4/28/05   500485       13653.6
 4/28/05   500486        431.46
 4/28/05   500487          6220
 4/28/05   500488         37.61
 4/28/05   500489       2310.14
 4/28/05   500490         50.54
 4/28/05   500491        115.34
 4/28/05   500492         69.23
 4/28/05   500493         127.5
 4/28/05   500494        190.09
 4/28/05   500495         73.63
 4/28/05   500496         77.31
 4/28/05   500497         82.22
 4/28/05   500498         14.31
 4/28/05   500499       2354.25
 4/28/05   500500        120.57
 4/28/05   500501        178.04
 4/28/05   500503        354.44
 4/28/05   500504         469.5
 4/28/05   500505        1522.5
 4/28/05   500506         507.6
 4/28/05   500507            75
 4/28/05   500508          50.5
 4/28/05   500509        209.62
 4/29/05   500510       2279.43
 4/29/05   500511       1438.29
 4/29/05   500512        107.55
 4/29/05   500513        214.85
 4/29/05   500514      29667.57
 4/29/05   500515       1139.74
 4/29/05   500516       1338.43
 4/29/05   500517           500
 4/29/05   500518           117
 4/29/05   500519         490.4
 4/29/05   500520      15054.36
 4/29/05   500521       46059.3
 4/29/05   500522        336.37
 4/29/05   500523      16028.37
 4/29/05   500524       1333.64
 4/29/05   500525       1600.45
 4/29/05   500526         189.2
 4/29/05   500527        228.34
 4/29/05   500528        395.54
 4/29/05   500529         77.22
 4/29/05   500530      18104.24
 4/29/05   500531         29.37
 4/29/05   500533           800
 4/29/05   500534        109.69
 4/29/05   500535           400
 4/29/05   500536       1575.15
 4/29/05   500537       4072.28
 4/29/05   500538        134.94
 4/29/05   500539       6876.64
 4/29/05   500540         958.5
 4/29/05   500541        479.25
 4/29/05   500542        276.36
 4/29/05   500543       4105.15
 4/29/05   500544        632.61
 4/29/05   500545       2666.25
 4/29/05   500546        160.07
   38471   500547        404.21
   38471   500548           730
   38471   500549         63.88
   38471   500550        101.91
   38471   500551        239.24
   38471   500552        154.01

                    $358,787.17

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
A&C METALS-SAWING INC.                                          $    1,248.62
ABRASIVE SPECIALISTS                                                 1,634.45
ACE INSURANCE                                                           12.00
ADAMS PEST CONTROL INC.                                                 68.75
ADVANCED INSP SERVICES LLC                                           1,155.00
AIR ENGINEERING & SUPPLY                                               190.04
AIR HYDRAULIC SYSTEMS                                                   77.90
AIR POWER EQUIPMENT CORP                                             2,003.02
AIRPORT & AIRLINE TAXI-CAB                                              71.00
APPLIED INDUSTRIAL                                                   2,279.43
ARROW CRYOGENICS                                                    35,124.83
ASSOCIATED BAG COMPANY                                               1,343.55
AT&T                                                                   214.85
AUTOMATION INC.                                                        231.27
AVTEC FINISHING SYSTEMS,INC.                                           147.84
BATTERIES PLUS                                                         625.52
BEES INDUSTRIAL SERVICES                                               986.20
BERNE SCALE CO                                                         173.25
BILL THONI                                                             187.42
BLUMENTHALS                                                         58,110.29
BOB GORNIK                                                              69.23
BOBETTE SAJION                                                         354.44
BOHLER UDDEHOLM CORP.                                               76,793.64
BRAAS COMPANY                                                          507.96
BRACH MACHINE INC.                                                     196.84
BROWNING & FERRIS                                                      657.66
BUHLER INC.                                                         14,692.21
BUSINESS SOLUTIONS                                                   1,139.74
C C DAY COMPANY                                                        603.98
CADD/ENGINEERING SUPPLY, INC.                                          217.16
CARBON PRODUCT TECHNOLOGY                                              629.00
CAREFREE SERVICES INC.                                               1,338.43
CENTERPOINT ENERGY MARKETING                                        68,952.93
CENTRAL CONTAINER CORP                                              51,430.43
CENTURY SUN METAL TREATING                                           2,065.72
CERTIFIED POWER INC.                                                 2,535.16
CHEM TREND LIMITED PARTNERSHIP                                      16,791.35
CINDY MANCUSO                                                        1,063.57
CITY OF NEW HOPE                                                     5,948.42
CMS-CONSOLIDATED MEDICAL SER                                           120.00
COLLIN  MILLER                                                          14.31
CONCEPT MACHINE TOOL                                                   854.62
CON-WAY CENTRAL EXPRESS                                                388.02
CORY MILLER                                                            915.02
CROWLEY & ASSOCIATES                                                 9,249.28
CROWN MARKING INC.                                                      49.31
CRUCIBLE SERVICE CENTERS                                                99.27
CUSTOMIZED TRAIN                                                     6,220.00
DADANT & SONS, INC.                                                    510.44
DAVID OLSON SALES CO                                                   108.20
DECO TOOL SUPPLY COMPANY                                               862.30
DEPARTMENT OF SOCIAL SERVICES                                          150.44
DIEMER ASSOCIATES INC.                                              12,996.57

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
DOMS INC.                                                              210.88
DOSATRON INCORP                                                         63.88
DUNCAN COMPANY                                                         727.32
DWAYNE VOSS                                                            444.98
DYNAMEX                                                                133.60
EDM SALES & SUPPLIES                                                   440.26
EDP ENGINEERING GROUP                                               54,412.33
EMPLOYERS ASSOCIATION                                                  782.58
ENGINEERED FINISHING CORP.                                           3,838.88
ENTEGEE/ADVANCE POSSIS                                               8,657.90
FAMILY SUPPORT PAYMENT CENTER                                          202.16
FASTENAL COMPANY                                                     9,382.26
FED EX FREIGHT                                                         329.35
FEDEX                                                                  115.34
FERRELLGAS                                                             928.18
FIFTH THIRD LEASING COMPANY                                         15,054.36
FIREBRICK ENGINEERING                                               47,901.30
FLAME METALS PROCESSING                                                 75.00
FOUR SEASONS FLORAL & GIFTS                                            336.37
FRANCI AMES                                                            390.70
FREEDOM FINISHING                                                      207.12
FRISBY P.M.C.                                                        9,168.12
GE CAPITAL FLEET                                                     1,545.93
GENERAL ELECTRIC CAPITAL                                            30,806.55
GREATER TWIN CITIES UNITED WAY                                       5,774.68
HARD CHROME INC.                                                       775.00
HILDRETH                                                             5,590.45
HOLIDAY                                                              2,166.50
HOSE/CONVEYORS INCORPORATED                                          1,282.36
IDRAPRINCE INC.                                                        200.00
IMPRINT ENTERPRISES                                                    459.32
INDUSTRIAL HYDRAULIC SERVICE                                         7,303.45
INTEGRA TELECOM                                                      1,625.80
INTERNATIONAL SURFACE PREPARAT                                         326.71
INTERNET INC.                                                          785.44
J & W INSTRUMENTS, INC.                                              1,502.45
JEFF BRANDT                                                            394.98
JEFF JOHNSON                                                         4,397.58
JESCO INDUSTRIAL SUPPLIES                                              127.00
JESKA TECHNICAL SERVICE, INC.                                        1,250.00
JOHN HENRY FOSTER CO                                                   446.28
KENNETH ETZLER                                                         753.01
KIRSTEN MULARKY                                                        400.00
KURT MANUFACTURING COMPANY                                          10,258.10
L & S SERVICES (PREV ANTEC)                                            465.05
LAB SAFETY SUPPLY INC.                                                  73.63
LAKELAND ENG                                                           532.57
LAKEVIEW POLISHING                                                     581.20
LARRY SCHWEBACH                                                      2,413.72
LEEF BROS INC.                                                       3,829.16
LOFTEN LABEL, INC.                                                     833.04
LUBE TECH                                                            2,204.76
MACHINE TOOL SUPPLY INC.                                               615.44
MAGNA-TECH                                                           1,098.72

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
MAKRITE PARTS                                                        1,081.40
MARODI INC.                                                            923.05
MARSHALL NELSON & ASSOCIATES                                         2,662.12
MATT HANKEN                                                          1,461.14
MAZAK CORPORATION                                                       79.53
MCMASTER CARR SUPPLY CO                                              1,162.37
MERCER                                                                 333.00
METAL TREATERS INC.                                                  3,338.47
METALMATIC                                                          70,438.88
METROCALL                                                               29.37
MICHAEL DAHLEN                                                         133.16
MICRO-WELD                                                             695.00
MID STATE FABRICATING INC.                                             213.09
MIDWEST MACHINE TOOL                                                   861.40
MINDAK DISTRIBUTING                                                    277.58
MINN CHILD SUPPORT PAYMENT CTR                                       8,427.26
MINNESOTA DEPT OF REVENUE                                              120.57
MINNESOTA UC FUND                                                   69,430.49
MN BEARING                                                             109.69
MN DEPT OF PUBL                                                        400.00
MN OFFICE OF ENV                                                       800.00
NADCA                                                                  150.00
NADCA                                                                   75.00
NANCY MICKELSON                                                         82.22
NEW DIMENSION PLATING                                                1,044.00
NORANDA ALUMINUM                                                   159,255.36
NORMAN EQUIPMENT COMPANY                                               157.91
NOVOTECHNIK U.S. INC.                                                1,575.15
OLSEN CHAIN & CABLE                                                    325.00
OSI ENVIRONMENTAL                                                    9,883.28
P F C EQUIPMENT                                                        330.52
PAM'S POLISHING                                                      9,120.00
PARAGON TECHNOLOGIES                                                   426.00
PAUL KARNOWSKI                                                          69.23
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                       925,527.25
PETTY CASH                                                             277.75
PHYGEN, INC.                                                           700.00
PIONEER METAL FINISHING                                              3,605.97
PIRTEK PLYMOUTH                                                        134.94
POWDER TECH                                                          4,602.32
POWER/MATION DIVISION                                                1,706.60
PRECISION POLISHING                                                  2,314.00
PRECISION SAW                                                       11,231.75
PRECISION TOOL CO.                                                   2,810.46
PRO STAFF                                                              918.00
PRODUCTIVITY INC.                                                    5,431.94
PROFILE TOOL & ENG INC.                                              6,250.00
PROGRESSIVE COMPONENTS                                               2,256.06
PROLIFT SERVICES, INC.                                               3,351.46
PROVIDENT LIFE                                                          73.53
PYROTEK                                                                225.75
QUAD STEEL                                                           2,325.83
QUEST ENGINEERING INC.                                               1,857.28
QUICKWAY RIGGING AND                                                 7,100.82

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
RAY DAY                                                                500.20
RELIASTAR BANKERS                                                    1,899.85
RELIASTAR LIFE INSURANCE CO.                                         5,185.11
RELIZON                                                                 93.96
REPLENEX (A-1 CUTTING TOOLS)                                           193.00
RICE INDUSTRIES                                                      6,316.38
RICK KRAMBER                                                           190.09
RIMROCK CORP                                                        76,037.86
RIVER CITY PACKAGING                                                 1,888.80
ROBERTS AUTOMATIC PROD INC.                                          2,265.63
ROTO ROOTER                                                            746.00
S & T OFFICE PRODUCTS INC.                                           1,293.55
SAVOIE SUPPLY CO. INC.                                               4,343.93
SEARS                                                                  276.36
SETON IDENTIFICATION PRODUCTS                                          336.18
SEVERN TRENT                                                        10,269.00
SHIPPERS SUPPLY INC.                                                   254.83
SKARNES                                                                 95.43
SOUTHCO, INC.                                                        8,480.00
SPECTRO ALLOYS CORP                                                800,719.50
SPECTRUM FINISHING                                                   1,679.18
SPECTRUM INDUSTRIES                                                 11,166.34
SPHERION                                                            54,625.69
SPIRIT TOOL & DIE                                                      528.00
SPIROL INTERNATIONAL CORP                                              314.60
SPRAY RITE INC.                                                     64,920.50
STERLING INC.                                                        5,027.00
STEVE COREY                                                            431.46
STORK-TWIN CITY TESTING CORP                                         1,099.49
STROM ENGINEERING                                                    1,836.00
STRYKO DYNARAD CORPORATION                                              97.44
SUB-MEX                                                             40,079.02
TEMP AIR                                                             4,105.15
TENNESSEE DEPT OF LABOR & WORK                                      32,511.02
TEXTRON FASTENING SYSTEMS                                            7,510.18
THE BRADLEY GROUP                                                      648.90
THOMAS ZAGER                                                           209.62
TILSNER CARTON CO.                                                  10,509.53
TOLL COMPANY                                                         1,561.33
TOOLING ASSOCIATES                                                     341.31
TOOLING SCIENCE/C&D TOOL INC.                                       10,300.00
TOSHIBA MACHINE COMPANY                                             10,020.61
TOYOTA-LIFT OF MINNESOTA                                               311.56
TRANS-MAN LOGISTICS, INC.                                          147,906.04
TREASURY MGNT                                                          507.60
TROUT ENTERPRISES, INC.                                              2,737.00
TRU-TONE FINISHING                                                   5,455.25
TULL BEARINGS CO                                                     2,706.97
TWIN PINES MET                                                         341.75
TYCO                                                                   160.07
ULINE SHIPPING SUPPLIES                                                653.54
UNITED ELECTRIC CORP                                                 3,831.12
UNITED STATES TREASURY                                                 300.00
UNUM LIFE INS. CO. OF AMERICA                                        1,187.21

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
VEKTEK INC.                                                          3,406.23
VERIZON WIRELESS                                                       490.87
VERSA IRON & MACHINE                                                 1,546.53
W W GRAINGER INC.                                                       35.36
WALTER HAMMOND CO                                                      278.42
WESTMAN SERVICE                                                        489.34
WEYERHAEUSER                                                           350.59
WIRE WORX                                                            7,990.00
WISCONSIN SCTF                                                         202.00
XTREME MACHINE, INC.                                                 2,250.00
ZEC SALES, INC.                                                      1,168.00
                                                                -------------
                                                                $3,322,419.06

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.     Capacity:   ___   Shareholder
      Case Number: 04-67610               ___   Officer
                                          ___   Director
                                          ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       ) CASE NO: 04-67614
                                  ) Chapter 11
                                  ) Judge: Marci B. McIvor
                                  )
WAGNER CASTINGS CO.               )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                    /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Intermet Corporation Consolidated
For the Month Ended 4/30/05
($000's)

                                                        CASE #04-67614
                                                            WAGNER
                                                           CASTINGS
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                      5,722             37,850

Cost of Goods Sold
Materials and Freight                             1,034              8,739
Wages - Hourly                                      856              5,226
Wages-Salary                                        290              2,600
Employee Benefits and Pension                     1,327              8,903
   Repairs & Maintenance                            190              1,786
Supplies                                            316              1,929
Utilities                                           339              3,004
Purchased Components/Services                       911              5,534
Income(loss) from Pattern Sales                      (3)               (81)
   Fixed Asset - (gain/loss)                         --                (11)
   MIS Expense                                       47                301
   Travel & Entertainment                             4                 22
   Other Variable Costs                              28                675
   Depreciation & Amortization                      187              1,666
   Other Allocated Fixed Costs                       --                 (5)
   Other Fixed Costs                                137              1,111
                                                  -----             ------
Cost of Goods Sold                                5,663             41,399

Gross Profit                                         59             (3,549)

Plant SG&A Expense                                   19                137
SG&A Expense - Allocation (Sched 1)                 191              1,295
   Other Operating Expenses                           9                932
                                                  -----             ------
   Total Operating Expenses                         219              2,364

   Operating Profit                                (160)            (5,913)

   Outside Interest Income                           --                 --
   Outside Interest (Expense)                        --                 --
   Intercompany Interest Income                      --                 --
   Intercompany Interest (Expense)                 (123)              (581)
   Charges (From) Affiliates                         --                 --
   Charges To Affiliates                             --                 --
Income/Loss From European Operations                 --                 --
   Other Income/(Expense)                            --                 (2)
                                                  -----             ------
   Total Non-Operating Expenses                    (123)              (583)

   Income Before Income Taxes                      (283)            (6,496)

   Income Tax Expense                                --                 --

                                                  -----             ------
   Net Income                                      (283)            (6,496)
                                                  =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          April
                                                                         -------
Officer Compensation                                                     $  189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               106
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities(Gas Electric,Phone)                                                64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                         ------
                                                                         $2,458
                                                                         ======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   805
                                                                         ------
Total                                                                    $2,458
                                                                         ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                 CASE #04-67614
                                                                 --------------
                                                                     WAGNER
                                                                    CASTINGS
                                                                 ---------------
Cash And Equivalents                                                $     30
Accounts Receivable                                                    7,466
Short-Term Intercompany Receivables                                       --
Inventories                                                            6,235
Other Current Assets                                                      28
                                                                    --------
      TOTAL CURRENT ASSETS                                            13,759

Land and Buildings                                                     2,412
   Machinery & Equipment                                              58,079
   Construction In Progress                                              863
                                                                    --------
   Total Fixed Assets                                                 61,354
   Accumulated Depreciation                                          (53,093)
                                                                    --------
      NET FIXED ASSETS                                                 8,261

   Investment In Subsidiaries                                             --
Investment In European Operations                                         --
   Long-Term Intercompany Receivables                                     --
   Deferred Taxes, Long-Term Asset                                        --
   Other Assets                                                          150
                                                                    --------

      TOTAL ASSETS                                                    22,170
                                                                    ========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                       1,040
Wages and Salaries (See schedule)                                        581
Taxes Payable - (See schedule)                                           142
                                                                    --------
   TOTAL POST PETITION LIABILITIES                                     1,763

SECURED LIABILITIES:
SECURED BANK DEBT                                                         --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                   --
   Accrued Tax - State                                                    --
   Accrued Property Taxes                                                 51
   Accrued Workers Comp.                                               1,216
   Accrued Payroll                                                        14
Accrued Payroll Taxes                                                     --
                                                                    --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                             1,281

UNSECURED LIABILITIES
Accounts Payable                                                       6,019
Senior & IDR Bonds                                                        --
                                                                    --------
TOTAL UNSECURED LIABILITIES                                            6,019

OTHER LIABILITIES
Accrued Liabilities                                                    2,570
Short-Term Intercompany Payables                                          14
Capital Leases                                                            --
   Retirement Benefits                                                (1,299)
   Deferred Taxes - Long-Term Liability                                   --
   Other Long-Term Liabilities                                            --
   Long-Term Intercompany Payables                                     1,573
   Minority Interest                                                      --
                                                                    --------
   TOTAL LIABILITIES                                                  11,921

   Common Stock                                                           --
   Capital In Excess Of Par Value                                     17,027
Retained Earnings - Prepetition                                         (282)
Retained Earnings - Post Petition                                     (6,496)
Equity In European Operations
   Accumulated Translation Adjustment                                     --
   Minimum Pension Liability Adjustment                                   --
   Unearned Restricted Stock                                              --
                                                                    --------
TOTAL SHAREHOLDER EQUITY                                              10,249
                                                                    --------

   TOTAL LIABILITIES AND EQUITY                                     $ 22,170
                                                                    ========

PERIOD ENDED: 04-30-05      WAGNER CASTINGS COMPANY (DECATUR)     CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments /     as of
                                      03-31-05     Withheld     Deposits     04-30-05
                                     ---------   -----------   ----------   ---------
Income tax withheld: Federal         $       0     ($147,531)  $  112,161    ($35,370)
Income tax withheld: State                   0       (37,684)      28,756      (8,928)
Income tax withheld: Local                   0             0            0           0
FICA Withheld                           (5,961)     (181,373)     153,263     (34,071)
Employers FICA                         (14,004)            0            0     (14,004)
Unemployment Tax: Federal                 (600)         (627)       1,121        (106)
Unemployment Tax: State                (16,214)      (45,099)      55,843      (5,471)
All Other Payroll W/H                   (5,988)     (103,179)      81,769     (27,397)
State Taxes: Inc./Sales/Use/Excise          (3)          (87)           3         (87)
Property Taxes                         (35,829)       (6,000)           0     (41,829)
Workers Compensation                     9,455       (24,247)      40,226      25,433
                                     ---------   -----------   ----------   ---------
Total                                 ($69,144)    ($545,827)    $473,141   ($141,830)
Wages and Salaries                    (559,056)     (654,158)     632,344    (580,870)
                                     ---------   -----------   ----------   ---------
Grand Total                          ($628,200)  ($1,199,985)  $1,105,485   ($722,700)
                                     =========   ===========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                             Total      0-30 Days   30-60 Days   Over 60 Days
                                     ----------   ----------   ----------   ------------
Accounts Payable - Post Petition     $1,040,287   $1,024,812    $ 15,475     $        0
Accounts Receivable -Pre & Post      $8,504,472   $6,745,010    $333,255     $1,426,207

INTERMET CORPORATION AND SUBSIDIARIES

CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                                                            MONTHLY CASH STATEMENT
                                                                CASE # 04-67614
                                                           WAGNER CASTINGS (DECATUR)
                                  ---------------------------------------------------------------------------------
ACCOUNT TYPE                      LOCKBOX 771149     DEPOSIT        AP        CHECKING    PR (HOURLY)   PR (SALARY)
 ACCOUNT #                            256543       5401086433   2770716518    35223301     2770716500    2770716666
   BANK                              Bank One      Stan. Fed.   Stan. Fed.   First Bank    Stan. Fed.    Stan. Fed.
                                  --------------   ----------   ----------   ----------   -----------   -----------
BEGINNING BANK BALANCE                      --             --           --     30,111            --           --
RECEIPTS                             2,027,311      3,300,057           --        228            --           --
TRANSFERS IN (CORPORATE)                    --             --    1,995,687         --       180,458        1,802
DIP INFLOW                                  --             --           --         --            --           --
DISBURSEMENTS                               --             --   (1,995,687)        --      (180,458)      (1,802)
TRANSFERS OUT (CORPORATE)           (2,027,311)    (3,300,057)          --         --            --           --
DIP REPAYMENT                               --             --           --         --            --           --
                                  --------------   ----------   ----------   ----------   -----------   -----------
ENDING BANK BALANCE                         --             --           --     30,339            --           --
                                  --------------   ----------   ----------   ----------   -----------   -----------

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE            1,108,184
CHECKS ISSUED                                                    1,931,821
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)           1,317,728
CORPORATE DEBIT MEMOS                                               21,414
                                                               -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)   $ 4,379,147
                                                               ===========
OUTSTANDING CHECKS AS OF MARCH 31                                  387,200
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                            (3,851)
CHECKS ISSUED DURING APRIL                                       1,931,821
CHECK CLEARED DURING APRIL                                      (1,995,687)
                                                               -----------
OUTSTANDING CHECKS AS OF APRIL 30 (SEE OUTSTANDING CHECKLIST)  $   319,484
                                                               ===========

DECATUR
CASE # 04-67614
AT 4/30/05

DECATUR - BANK RECONCILIATION

Bank Balance                                                         $        --

Actual Outstanding Checks                                             319,484.32

Unadjusted GL Balance                                                 319,484.32
                                                                     -----------

Difference                                                           $        --
                                                                     ===========

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE      CHECK   OUTSTANDING
  ----      -----   -----------
 12/2/04   116677   $  6,798.97
12/16/04   117036        658.00
  2/3/05   118066        187.28
 3/18/05   119114      3,612.40
 3/25/05   119293        120.00
 3/28/05   119313        250.51
 3/29/05   119377        202.33
 1/31/05   119539      3,128.97
 4/21/05   119607         97.19
 4/21/05   119608         44.16
 4/28/05   119609        590.20
 4/12/05   119837        100.10
 4/12/05   119840        412.50
 4/15/05   119907        382.71
 4/15/05   119915      1,104.66
 4/15/05   119917        433.74
 4/18/05   119965         53.89
 4/20/05   119990      6,984.17
 4/20/05   119991        252.70
 4/20/05   119998        929.76
 4/20/05   119999         54.00
 4/20/05   120006      1,612.48
 4/20/05   120033      3,000.00
 4/20/05   120035        141.50
 4/20/05   120036         45.00
 4/22/05   120053        310.90
 4/22/05   120055        613.04
 4/22/05   120060         46.71
 4/22/05   120073      5,000.00
 4/22/05   120076        707.25
 4/22/05   120092      3,481.41
 4/22/05   120097        185.00
 4/22/05   120100      1,001.25
 4/25/05   120113      2,874.97
 4/25/05   120116      1,096.48
 4/25/05   120118        351.69
 4/25/05   120123      1,378.35
 4/25/05   120125      2,911.56
 4/25/05   120126        355.00
 4/27/05   120137     17,894.64
 4/27/05   120138      7,690.04
 4/27/05   120139        720.00
 4/27/05   120140         16.66
 4/27/05   120141      8,611.60
 4/27/05   120142      6,700.44
 4/27/05   120143         99.11
 4/27/05   120145        566.37
 4/27/05   120146         73.27
 4/27/05   120147     10,233.48
 4/27/05   120149     13,538.40
 4/27/05   120150        125.46
 4/27/05   120151      2,032.94
 4/27/05   120152        386.75
 4/27/05   120153        167.29
 4/27/05   120154         69.23
 4/27/05   120155      2,780.69
 4/27/05   120157     17,756.00
 4/27/05   120159      2,430.91
 4/27/05   120160      5,939.63
 4/27/05   120162     11,770.00
 4/27/05   120163        377.70
 4/27/05   120164        560.78
 4/27/05   120165        303.60
 4/27/05   120167        425.50
 4/27/05   120168         27.09
 4/27/05   120169         95.00
 4/27/05   120172     28,741.20
 4/29/05   120179      2,559.65
 4/29/05   120180      7,241.89
 4/29/05   120181      3,020.44
 4/29/05   120182        746.80
 4/29/05   120183      2,082.40
 4/29/05   120184        351.50
 4/29/05   120185      3,500.00
 4/29/05   120186        500.00
 4/29/05   120187      7,047.08
 4/29/05   120188        382.78
 4/29/05   120189     11,192.00
 4/29/05   120190     16,330.50
 4/29/05   120191         60.00
 4/29/05   120193      7,326.24
 4/29/05   120194        402.96
 4/29/05   120195      1,497.17
 4/29/05   120196        281.92
 4/29/05   120197        113.90
 4/29/05   120198         16.35
 4/29/05   120199        920.70
 4/29/05   120200        100.01
 4/29/05   120201         37.80
 4/29/05   120202      2,000.00
 4/29/05   120204     14,015.63
 4/29/05   120205         19.00
 4/29/05   120206      2,016.92
 4/29/05   120207        568.02
 4/29/05   120208      1,985.32
 4/29/05   120209        630.00
 4/29/05   120210        808.00
 4/29/05   120211      1,694.30
 4/29/05   120212      5,231.41
 4/29/05   120213        242.10
 4/29/05   120214        378.00
 4/29/05   120216      1,009.05
 4/29/05   120217      1,002.00
 4/29/05   120218        570.00
 4/29/05   120219        319.55
 4/29/05   120220     28,074.00
 11/5/04   120747      1,564.32

                    $319,484.32

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
A D BROOKS                                                         $    440.00
ABB INC                                                                 990.00
ACRISON INC                                                           6,233.18
ADA JACKSON                                                             440.00
AETNA US HEALTHCARE                                                  17,894.64
AIR LIQUIED INDUSTRIAL US LP                                          7,822.09
AMERENIP                                                            256,688.95
ANN ROYER                                                                20.00
APPLIED PROCESS INC.                                                 27,411.04
ARAMARK UNIFORM SERVICES INC.                                         2,460.18
ARCH WIRELESS                                                           916.27
ARCHIE JOHNSON                                                          440.00
ARTHUR G BYRNE CO INC.                                                6,984.17
AT&T                                                                     44.99
ATCO INDUSTRIES INC.                                                    118.00
BARBARA LEE                                                             440.00
BARBECK COMMUNICATIONS                                                  269.95
BEARING DISTRIBUTORS INC.                                            30,054.36
BENTONITE PERFORMANCE MINERALS                                      112,500.00
BETTY HAMILTON                                                          440.00
BLACK & CO #11                                                        6,084.20
BODINE ELECTRIC OF DECATUR                                            4,887.89
BODINE ENVIRONMENTAL SERVICE                                            684.40
BODINE SERVICES INC.                                                    267.00
BOULEVARD PROPERTIES LLC                                                856.25
BRAKE PRODUCTS                                                        4,698.00
BRIAN MARSHALL                                                          720.00
BRUECHERT, PAUL                                                          41.25
BRUSKE PRODUCTS                                                       1,070.71
BUEL COLE                                                               440.00
BURDICK PLUMBING INC.                                                   166.33
BUSCHE ENTERPRISE DIVN INC.                                         304,658.16
C C FIRE EQUIPMENT CO INC.                                            1,774.20
CANFIELD & JOSEPH INC.                                                4,418.00
CAPITAL CITY PAPER CO                                                   469.63
CARRIER VIBRATING EQUIPMENT                                           9,463.00
CATTRON THEIMEG INC.                                                    109.50
CC METALS AND ALLOYS INC.                                            21,687.46
CENTRAL PACKAGING CORPORATION                                           613.04
CENTRAL TRANSPORT                                                       488.60
CHAMPION CHISEL WORKS INC.                                            2,823.60
CHARLES BEDFORD OD/DEC EYECARE                                           45.00
CHARLES GRAVES                                                        3,500.00
CHRIS INCORPORATED                                                    1,250.00
CHRISTY-FOLTZ INC.                                                      708.76

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
CINGULAR WIRELESS                                                        17.89
CITY OF DECATUR                                                       8,611.60
CLIMATE CONTROL                                                      77,869.98
COLUMBUS MCKINNON CORP                                                  584.34
CONNOR CO                                                             1,314.19
CONTINENTAL CARBONIC PROD INC.                                          399.39
COUGAR INDUSTRIES INC.                                                  700.00
CREATIVE BUSINESS FORMS                                               1,386.27
CRI RECYCLING                                                           890.00
CROWN PACKAGING CORP.                                                11,178.00
D WAYNE COLLINS                                                         490.00
DAMON LEE                                                               440.00
DAUBER COMPANY                                                       58,867.20
DAVID A DENTON                                                        1,040.42
DAVID RIGHTNOWAR                                                        440.00
DAYTON FREIGHT LINES INC.                                                55.75
DCD TRANSPORTATION INC.                                                 590.20
DE LAGE LANDEN FIN SERVICES                                           1,965.00
DEAN REEDY                                                            2,265.48
DECATUR BLUEPRINT CO                                                     83.50
DECATUR BOLT CO INC.                                                    136.20
DECATUR MACHINE & TOOL CO                                               929.76
DECATUR MEMORIAL HOSPITAL                                            13,543.69
DHL EXPRESS                                                             106.97
DIDION INTERNATIONAL INC.                                            11,614.00
DISA GOFF INC.                                                        9,671.42
DISA INDUSTRIES INC.                                                 31,879.70
DONALDSON CO INC.                                                     3,206.40
DONALDSON TORIT PRODUCTS                                              1,654.00
DONNELLY AUTOMOTIVE MACH INC.                                           172.25
DORSEY PIRTLE                                                           440.00
DRACO MECHANICAL SUPPLY CO                                              913.58
DWYER INSTRUMENTS INC.                                                   60.00
DYNAMIC AIR INC.                                                        904.18
EDMUND IND. OPTICS                                                    1,956.90
ELECTRO-NITE CO                                                       9,440.00
ELKEM METALS INC.                                                    71,212.50
ENBRIDGE GAS SERVICES                                                64,994.27
ENGLEWOOD ELECTRIC                                                      878.22
FAIRMONT MINERALS                                                     5,832.50
FAMILY SUPPORT PAYMENT CENTER                                           297.08
FEDEX                                                                    25.00
FOREMOST ELECT AND TRANS INC.                                         1,122.00
FOSECO INC.                                                          10,233.48
FRANK REED                                                              440.00
FRISBY PMC                                                          221,440.29

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
G E CAPITAL                                                           2,017.49
G G BARNETT TRANSPORT INC.                                            3,303.08
G S ROBINS & CO                                                         363.28
GARD SPECIALISTS CO INC.                                                157.45
GE CAPITAL                                                              642.02
GENERAL KINEMATICS CORP.                                                596.96
GERDAU AMERISTEEL                                                     6,123.19
GLENN ZILLS                                                             640.00
GLOBAL DOSIMETRY SOLUTIONS                                              693.28
GLOBE METALLUGICAL                                                  (23,142.00)
GRAINGER INC.                                                           325.64
GREGG OLDFIELD                                                        1,210.74
GULLY TRANSPORTATION                                                  5,244.33
HA INTERNATIONAL LLC                                                 23,696.42
HAGERTY BROTHERS CO                                                   6,650.67
HARBOR FREIGHT TOOLS                                                     53.89
HARRY BOND                                                              440.00
HARRY E HILLS & ASSOC                                                 4,305.95
HAUSNER HARD-CHROME INC.                                                351.69
HAWTHORN IND/JAMES J MAY                                                193.55
HI-TEMP INC.                                                            110.00
HOLTGRIEVE & CO                                                       9,040.57
ILLINOIS DEPT OF REVENUE                                                 23.00
ILLINOIS ENVIRONMENTAL                                                6,406.00
IMPECCABLE MACHINING                                                 13,659.75
INNOVATIVE LABELING SOLUTIONS                                           537.06
INTERMEC TECHNOLOGIES CORP.                                           1,725.63
IVORY CURRY                                                             440.00
J C JELKS                                                               440.00
J.D. FINLEY                                                             440.00
JAMES GAVIN                                                             440.00
JAMES GREEN                                                             440.00
JAMES JONES                                                             669.16
JAMES REED                                                              440.00
JEFF COCHRAN                                                            100.10
JER INDUSTRIAL SERVICES LLC                                           2,338.92
JERRY SHERWOOD                                                          440.00
JERRY'S ELECTRIC                                                      3,000.00
JOHN C KEFALAS MDSC                                                     145.80
JOHN HENRY FOSTER CO                                                    604.47
KANSAS PAYMENT CENTER                                                   276.92
KAPLAN TRUCKING COMPANY INC.                                          1,001.25
KENT RUDBECK                                                            300.00
KING-LAR CO                                                           6,764.71
KIRBY RISK CORP.                                                      1,874.11
L & N INDUSTRIES INC.                                                 6,317.42

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
LACO ELECTRONICS INC.                                                    16.35
LAND OF LINCOLN CREDIT UNION                                         54,016.78
LAND TRANSPORT                                                        1,009.07
LARPEN METALLURGICAL SERVICE                                         49,784.50
LARRY BONNELL                                                           440.00
LARRY HAYES                                                             440.00
LARRY TURPIN AND                                                      5,000.00
LEADING EDGE ENTERPRISES INC.                                         1,100.00
LEVOY REED                                                              440.00
LINCO REFRACTORY SUPPLY INC.                                          1,760.00
LORETTA'S WORK BOOTS                                                     97.19
LOUIS THOMAS                                                            440.00
LYNN ZASADA                                                             440.00
M H EQUIPMENT                                                           162.48
M H EQUIPMENT CORP                                                    2,740.86
M STEPHEN HUSS MDSC                                                     189.00
MAC EQUIPMENT INC.                                                    2,432.00
MACIOROWSKI SACKMANN & ULRICH                                         2,925.91
MACK MOORE SHOE CO INC.                                                 200.02
MANCINOS                                                                 63.05
MARCO INTERNATIONAL CORP.                                            23,142.00
MARJO PLASTICS CO                                                       281.94
MARTIN BROS CONTAINER &                                              15,393.60
MARTIN BRUMETT                                                        1,109.47
MARVIN BRANDT                                                           440.00
MARVIN KELLER TRUCKING                                                  400.00
MCMASTER-CARR SUPPLY CO                                               3,401.92
MENNIE'S MACHINE CO                                                  59,688.60
MERCER                                                                7,579.00
METOKOTE CORP.                                                       18,749.88
METRO METAL PRODUCTS INC.                                            59,234.57
MICHAEL WINDISH                                                         707.25
MICRO TEK PATTERN INC.                                                2,000.00
MIDSTATE CORE CO                                                        388.70
MORGAN DISTRIBUTING INC.                                              5,349.63
MORGAN EXPRESS INC.                                                  70,915.56
NATIONAL CITY                                                         4,216.94
NOBLE SALES INC.                                                      1,673.41
NORFOLK SOUTHERN RAILWAY CO                                             550.00
OLSTEN STAFFING                                                          44.73
OMNISOURCE FT WAYNE FERR DIV                                        647,903.75
ONYX WASTE SERVICES MIDWEST                                          49,847.89
PATHOLOGY ASSOC OF CENT IL                                               19.00
PAUL ALTHOFF                                                            336.02
PAYROLL (INCLUDES AMOUNTS PAID BY CORPORATE)                      1,317,727.81
PEERLESS METAL POWDERS                                               23,540.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
PERFECT WINDOW CLEANERS                                                 605.56
PHILLIP DANNEWITZ                                                       440.00
PIONEER INDUSTRIAL CORP.                                                132.00
PRAIRIE IDEALEASE                                                     2,015.57
PRIMETRADE                                                          118,394.49
PROCESS EQUIPMENT & CONTROLS                                          2,518.48
PROVIDENT LIFE                                                           88.54
R D MCMILLEN ENTERPRISES                                              1,527.08
REFRACTORY SALES & SRV CO INC.                                        2,200.00
REGIONS MORGAN KEEGAN TRUST                                          10,000.00
RENEE HADDEN                                                            228.30
RENTAL SERVICE CORP.                                                  1,366.80
RICHARD COLE                                                            440.00
RICK WALLACE                                                            213.69
ROBERT LOWRY                                                            440.00
ROBERTS SINTO CORP.                                                  15,048.25
ROLAND MABRY                                                            440.00
RYAN EQUIPMENT & SUPPLY                                                 193.22
S J SMITH WELDING SUPPLY                                             15,287.60
SAFETY SHOE DISTRIBUTORS                                                194.38
SAFETY-KLEEN CORP.                                                    1,244.37
SAFEWORKS DECATUR                                                       619.75
SAFEWORKS-IL OF COLES COUNTY                                          1,021.62
SBC                                                                   1,451.51
SBC GLOBAL SERVICES INC.                                              1,998.20
SECURITAS SEC SVCS USA INC.                                          10,066.85
SHERMAN BAINE                                                           440.00
SHERRI GRIMES                                                         3,127.50
SIMPSON TECHNOLOGIES                                                  2,725.00
SLIGO STEEL                                                             175.60
SOPH TECH                                                             2,190.00
SOY CITY ELECTRIC SUPPLY                                                 61.88
SPRINGFIELD ELECTRIC                                                  6,828.34
ST MARY'S HOSPITAL                                                      560.78
STANDARD DIE SUPPLY INC.                                                156.37
STATE TREASURER EX-OFFICIO                                            2,284.77
STERICYCLE INC.                                                         113.34
STONE CONTAINER CORP.                                                19,157.05
STRIGLOS OFFICE EQUIPMENT                                             2,005.55
SUNBELT RENTALS                                                       8,199.08
TARRANTS RADIATOR BRAKE SERV                                            325.00
TEST EQUIPMENT DISTRIBUTORS                                             740.43
THERMAL SOLUTIONS INC.                                                3,000.00
THOMAS H BOWDRE                                                         440.00
TORUS MACHINING                                                      21,544.80
TRACY CAUSEY                                                             71.70

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
TRANSMAN                                                            44,796.86
TYCO VALVES AND CONTROLS                                            (1,252.48)
TYDUS GREEN                                                            440.00
U S HARDWOOD PRODUCTS                                               12,556.28
UNION PLANTERS TRUST & INVEST                                           50.00
UNITED WAY OF DEC & MID-IL                                           1,425.00
UNITHERM FURNACE CORP.                                               3,252.30
VERIZON WIRELESS                                                       957.86
VESUVIUS USA                                                         4,608.00
WABEL TOOL CO                                                       22,476.96
WALGREENS TREASURE DEPARTMENT                                           27.09
WALLENDER-DEDMAN PRINTING                                              585.00
WALZ EQUIPMENT                                                       4,724.96
WATTS COPY SYSTEMS INC.                                              1,565.63
WHEELABRATOR                                                         1,009.05
WHITING CORP.                                                        1,060.39
WI SCTF                                                                384.00
WIESE PLANNING & ENGR INC.                                              78.70
WILLIAM A KIBBE & ASSOC INC.                                         3,330.00
WILLIAM WALKER                                                         440.00
WILLIE LEE GREEN                                                       440.00
X-R-I TESTING DIV                                                    3,975.75
YELLOW TRANSPORTATION                                                  231.93
YMCA                                                                 2,333.00
ZEP MFG CO                                                             319.55
                                                                -------------
                                                                $4,379,147.06

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER CASTINGS CO.     Capacity:   ___   Shareholder
      Case Number: 04-67614               ___   Officer
                                          ___   Director
                                          ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______


   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0

Dated: MAY 20, 2005 ___________________________________________
                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------

Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67611
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
WAGNER HAVANA, INC.               )
                         Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X   Operating Statement              (Form 2)

     X   Balance Sheet                    (Form 3)

     X   Summary of Operations            (Form 4)

     X   Monthly Cash Statement           (Form 5)

     X   Statement of Compensation        (Form 6)

     X   Schedule of In-Force Insurance   (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                              YES   X   NO
                                                                  -----    -----

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

5. All United States Trustee Quarterly fees have been paid and are current

                                                              YES   X   NO
                                                                  -----    -----

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                              YES   X   NO
                                                                  -----    -----

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.


Dated: MAY 20, 2005                     /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 4/30/05
($000's)

                                                        CASE # 04-67611
                                                            WAGNER
                                                            HAVANA
                                              ----------------------------------
                                              Current Month   Total Since Filing
                                              -------------   ------------------
   Net Sales                                        --                  --

Cost of Goods Sold
Materials and Freight                               --                  --
Wages - Hourly                                      --                  --
Wages-Salary                                        --                  --
Employee Benefits and Pension                       50                 404
   Repairs & Maintenance                            --                  --
Supplies                                            --                  50
Utilities                                            7                  31
Purchased Components/Services                       --                  (1)
Income(loss) from Pattern Sales                     --                  --
   Fixed Asset - (gain/loss)                        --                  --
   MIS Expense                                      --                   1
   Travel & Entertainment                           --                  --
   Other Variable Costs                             22                  44
   Depreciation & Amortization                      --                  --
   Other Allocated Fixed Costs                      --                  --
   Other Fixed Costs                                13                 156
                                                   ---              ------
Cost of Goods Sold                                  92                 685

Gross Profit                                       (92)               (685)

Plant SG&A Expense                                  --                  --
SG&A Expense - Allocation (Sched 1)                 --                  --
   Other Operating Expenses                         --               4,895
                                                   ---              ------
   Total Operating Expenses                         --               4,895

   Operating Profit                                (92)             (5,580)

   Outside Interest Income                          --                  --
   Outside Interest (Expense)                       --                  --
   Intercompany Interest Income                     --                  --
   Intercompany Interest (Expense)                  --                  (5)
   Charges (From) Affiliates                        --                  --
   Charges To Affiliates                            --                  --
Income/Loss From European Operations                --                  --
   Other Income/(Expense)                           --                 136
                                                   ---              ------
   Total Non-Operating Expenses                     --                 131

   Income Before Income Taxes                      (92)             (5,449)

   Income Tax Expense                               --                  --
                                                   ---              ------
   Net Income                                      (92)             (5,449)
                                                   ===              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                        April
(Allocation of Corporate Costs to Filing Entities)
(000's)


                                                                        April
                                                                     ----------
Officer Compensation                                                 $      189
Salary Expense other Employees                                              923
Employee Benefits and Pension                                               103
Payroll Taxes                                                                59
Other Taxes                                                                   3
Rent and Lease Expense                                                      184
Interest Expense
Insurance                                                                    62
Automobile and Truck Expense                                                 14
Utilities (Gas Electric, Phone)                                              64
Depreciation                                                                 87
Travel and Entertainment                                                     78
Repairs and Maintenance                                                     175
Advertising/Promotion                                                         0
Supplies, Office Expense                                                     19

Other:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    53
Public Reporting Fees                                                        11
Employee Relocation/Training                                                 17
Data Processing                                                              32
Dues and Subscriptions                                                        9
Outside Services                                                            146
Project Development Costs net of Billings                                    40
Director Fees                                                                25
Miscellaneous                                                                 2
Legal Fees                                                                   28
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (140)
                                                                     ----------
                                                                     $    2,458
                                                                     ==========


Allocation:


Wagner Castings                                                              191
Northern Castings                                                             51
Ironton Iron                                                                   0
Lynchburg Foundry                                                            193
Columbus Foundry                                                             313
Wagner Havana                                                                  0
Intermet U.S. Holdings                                                       261
Cast-Matic Corp.                                                              82
Diversified Diemakers                                                        257
Ganton Technologies                                                          168
Tool Products                                                                137
Corporate                                                                    805
                                                                      ----------
Total                                                                 $    2,458
                                                                      ==========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 4-30-05
($000's)

                                                                 CASE # 04-67611
                                                                      WAGNER
                                                                      HAVANA
                                                                 ---------------
Cash And Equivalents                                                 $     --
Accounts Receivable                                                        33
Short-Term Intercompany Receivables                                        --
Inventories                                                               188
Other Current Assets                                                       --
                                                                     --------
      TOTAL CURRENT ASSETS                                                221

Land and Buildings                                                      1,633
   Machinery & Equipment                                               14,700
   Construction In Progress                                                --
                                                                     --------
   Total Fixed Assets                                                  16,333
   Accumulated Depreciation                                           (13,534)
                                                                     --------
      NET FIXED ASSETS                                                  2,799

   Investment In Subsidiaries                                              --
Investment In European Operations                                          --
   Long-Term Intercompany Receivables                                      --
   Deferred Taxes, Long-Term Asset                                         --
   Other Assets                                                            --
                                                                     --------
      TOTAL ASSETS                                                      3,020
                                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                            7
Wages and Salaries  (See schedule)                                         --
Taxes Payable - (See schedule)                                             49
                                                                     --------
   TOTAL POST PETITION LIABILITIES                                         56

SECURED LIABILITIES:
SECURED BANK DEBT                                                          --

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
   Accrued Income Taxes                                                    --
   Accrued Tax - State                                                     --
   Accrued Property Taxes                                                  63
   Accrued Workers Comp.                                                  393
   Accrued Payroll                                                        100
Accrued Payroll Taxes                                                      --
                                                                     --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                556

UNSECURED LIABILITIES
Accounts Payable                                                          179
Senior & IDR Bonds                                                         --
                                                                     --------
TOTAL UNSECURED LIABILITIES                                               179

OTHER LIABILITIES
Accrued Liabilities                                                        43
Short-Term Intercompany Payables                                           --
Capital Leases                                                             --
   Retirement Benefits                                                     --
   Deferred Taxes - Long-Term Liability                                    --
   Other Long-Term Liabilities                                             --
   Long-Term Intercompany Payables                                      8,067
   Minority Interest                                                       --
                                                                     --------
   TOTAL LIABILITIES                                                    8,901

   Common Stock                                                            --
   Capital In Excess Of Par Value                                       9,349
Retained Earnings - Prepetition                                        (9,781)
Retained Earnings - Post Petition                                      (5,449)
Equity In European Operations
   Accumulated Translation Adjustment                                      --
   Minimum Pension Liability Adjustment                                    --
   Unearned Restricted Stock                                               --
                                                                     --------
TOTAL SHAREHOLDER EQUITY                                               (5,881)
                                                                     --------
   TOTAL LIABILITIES AND EQUITY                                      $  3,020
                                                                     ========

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                   April
(Allocation of Corporate Costs to Flling Entities)
(000's)

                                                 April
                                                -------
Officer Compensation                            $   189
Salary Expense other Employees                      923
Employee Benefits and Pension                       106
Payroll Taxes                                        59
Other Taxes                                           3
Rent and Lease Expense                              184
Interest Expense
Insurance                                            62
Automobile and Truck Expense                         14
Utilities(Gas Electric,Phone)                        64
Depreciation                                         87
Travel and Entertainment                             78
Repairs and Maintenance                             175
Advertising/Promotion                                 0
Supplies, Office Expense                             19

Other:
Contributions                                         0
Professional Fees - Audit/Tax                       350
Bank Fees                                            53
Public Reporting Fees                                11
Employee Relocation/Training                         17
Data Processing                                      32
Dues and Subscriptions                                9
Outside Services                                    146
Project Development Costs net of Billings            40
Director Fees                                        25
Miscellaneous                                         2
Legal Fees                                           28
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (140)
                                                -------
                                                $ 2,458
                                                =======

Allocation:
Wagner Castings                                     191
Northern Castings                                    51
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              261
Cast-Matic Corp.                                     82
Diversified Dlemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           805
                                                -------
Total                                           $ 2,458
                                                =======

PERIOD ENDED: 04-30-05                WAGNER HAVANA               CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                       as of     Accrued /   Payments /     as of
                                     3/31/2005    Withheld    Deposits    4/30/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         $       0    $      0       $0       $       0
Income tax withheld: State                   0           0        0               0
Income tax withheld: Local                   0           0        0               0
FICA Withheld                                0           0        0               0
Employers FICA                               0           0        0               0
Unemployment Tax: Federal                    0           0        0               0
Unemployment Tax: State                      0           0        0               0
All Other Payroll W/H                        0           0        0               0

State Taxes: Inc./Sales/Use/Excise           0           0        0               0
Property Taxes                         (42,090)     (7,015)       0         (49,105)

Workers Compensation                         0           0        0               0
                                     ---------    --------      ---       ---------
Total                                 ($42,090)    ($7,015)      $0        ($49,105)

Wages and Salaries                           0           0        0               0
                                     ---------    --------      ---       ---------
Grand Total                           ($42,090)    ($7,015)      $0        ($49,105)
                                     =========    ========      ===       =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post petition)       Total   0-30 Days   30-60 Days   Over 60 Days
----------------------------      ------   ---------   ----------   ------------
Accounts Payable                  $6,574     $6,574        $0            $0
Accounts Receivable               $    0     $    0        $0            $0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 4/30/2005

                                                                       MONTHLY CASH STATEMENT
                                                                           CASE # 04-67611
                                                                            WAGNER HAVANA
                                                          ---------------------------------------------------
                                          ACCOUNT TYPE      DEPOSIT        AP       PR (HOURLY)   PR (SALARY)
                                                          ---------------------------------------------------
                                            ACCOUNT #     5401086441   2770716534    2770716526    2770716674
                                                          ---------------------------------------------------
                                              BANK        Stan. Fed.   Stan. Fed.    Stan. Fed.    Stan. Fed.
                                          ------------    ----------   ----------   -----------   -----------
BEGINNING BANK BALANCE                                        --              --         --            --
RECEIPTS                                                      --              --         --            --
TRANSFERS IN (CORPORATE)                                      --          11,085         --            --
DIP INFLOW                                                    --              --         --            --
DISBURSEMENTS                                                 --         (11,085)        --            --
TRANSFERS OUT (CORPORATE)                                     --              --         --            --
DIP REPAYMENT                                                 --              --         --            --
                                                             ---        --------        ---           ---
ENDING BANK BALANCE                                           --              --         --            --

MATERIALS & OTHER DISBURSEMENTS PAID FOR
   BY CORPORATE                                                               --
CHECKS ISSUED                                                             11,085
CORPORATE DEBIT MEMOS                                                      4,666
                                                                        --------
TOTAL DISBURSEMENTS                                                     $ 15,750
                                                                        ========

OUTSTANDING CHECKS AS OF MARCH 31                                            342
VOIDED CHECKS OUTSTANDING AS OF MARCH 31                                      --
CHECKS ISSUED DURING APRIL                                                11,085
CHECK CLEARED DURING APRIL                                               (11,085)
                                                                        --------
OUTSTANDING CHECKS AS OF APRIL 30
   (SEE OUTSTANDING CHECKLIST)                                          $    342
                                                                        ========

NOTE: Havana's payroll is consolidated with the Corporate payroll due to immateriality.

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 4/30/05

HAVANA - BANK RECONCILIATION

Bank Balance                $    --
Actual Outstanding Checks    342.00
Unadjusted GL Balance        342.00
                            -------
Difference                  $    --
                            =======

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

  DATE     CHECK   OUTSTANDING
  ----     -----   -----------
11/12/04   52197     $300.00
 2/17/05   52204       42.00

                     $342.00

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
APRIL 2005

                VENDOR                                       TOTAL DISBURSEMENTS
                ------                                       -------------------
AETNA US HEALTHCARE                                                 $   163.73
AMERENCIPS (ELECTRIC)                                                 6,525.56
BERWYN GROUP, THE                                                        95.00
BURDICK PLUMBING                                                        294.95
CITY OF HAVANA                                                           12.43
ILL-MO PRODUCTS CO                                                       25.52
PITNEY BOWES INC                                                        155.25
PROVIDENT LIFE                                                           70.83
SECURITAS SECURITY SERV                                               8,349.00
VERIZON WIRELESS                                                         57.99
                                                                    ----------
                                                                    $15,750.26

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: APRIL 30, 2005

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER HAVANA, INC.     Capacity:   ___   Shareholder
      Case Number: 04-67611               ___   Officer
                                          ___   Director
                                          ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly   or   Monthly

                                 _______        _______

CURRENT BENEFITS PAID:            Weekly   or   Monthly

   Health Insurance              _______        _______

   Life Insurance                _______        _______

   Retirement                    _______        _______

   Company Vehicle               _______        _______

   Entertainment                 _______        _______

   Travel                        _______        _______

   Other Benefits                _______        _______

   Total Benefits                _______        _______

CURRENT OTHER BENEFITS PAID:      Weekly   or   Monthly

   Rent Paid                     _______        _______

   Loans                         _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Other (Describe)              _______        _______

   Total Other Payments          _______        _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly   or   Monthly

                                 _______        $0


Dated: MAY 20, 2005                     ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
   --------------      --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.